Exhibit 99.3

CORPORATE CREATIONS®
Registered Agent • Director • Incorporation

Corporate Creations Network Inc.
801 US Highway 1 North Palm Beach, FL 33408

SolarWindow Technologies, Inc.
Justin Frere
SolarWindow Asia (USA) Corp.
9375 E Shea Blvd., Suite 107-B
Scottsdale AZ 85260

06/09/2022

SERVICE OF PROCESS NOTICE

The following is a courtesy summary of the enclosed document(s). **ALL information should be verified by you.**

Item: 2022-1

Note: Any questions regarding the substance of the matter described below, including the status or how to respond, should be directed to the contact set forth in line 12 below or to the court or government agency where the matter is being heard. IMPORTANT: All changes or updates to the SOP contact individuals or their contact information must be submitted in writing to SOPcontact@corpcreations.com. Any changes will become effective upon written confirmation of Corporate Creations.

1.	**Entity Served:**	SolarWindow Technologies, Inc.	
2.	**Title of Action:**	Kalen Capital Corporation and Kalen Capital Holdings, LLC vs. Light Quantum Energy Holdings, et al.	
3.	**Document(s) Served:**	Notice of Civil Claim Endorsement on Originating Pleading or Petition for Seervice Outside British Columbia Notice of Application - Without Notice Affidavit	
4.	**Court/Agency:**	Bristish Columbia Supreme Court	
5.	**State Served:**	Nevada	
6.	**Case Number:**	S-223959	
7.	**Case Type:**	Breach of Contract	
8.	**Method of Service:**	Hand Delivered	
9.	**Date Received:**	Wednesday 06/08/2022	
10.	**Date to Client:**	Thursday 06/09/2022	
11.	**# Days When Answer Due:** **Answer Due Date:**	35 Wednesday 07/13/2022	CAUTION: Client is solely responsible for verifying the accuracy of the estimated Answer Due Date. To avoid missing a crucial deadline, we recommend immediately confirming in writing with opposing counsel that the date of the service in their records matches the Date Received.
12.	**Sop Sender:** (Name, City, State, and Phone Number)	Scott MacKenzie Vancouver, BC 604-687-6789	
13.	**Shipped To Client By:**	Email Only with PDF Link	
14.	**Tracking Number:**		
15.	**Handled By:**	291	
16.	**Notes:**	Also Attached: - Exhibits - Order Made After Application, etc.	

NOTE: This notice and the information above is provided for general informational purposes only and should not be considered a legal opinion. The client and their legal counsel are solely responsible for reviewing the service of process and verifying the accuracy of all information. At Corporate Creations, we take pride in developing systems that effectively manage risk so our clients feel comfortable with the reliability of our service. We always deliver service of process so our clients avoid the risk of a default judgment. As registered agent, our role is to receive and forward service of process. To decrease risk for our clients, it is not our role to determine the merits of whether service of process is valid and effective. It is the role of legal counsel to assess whether service of process is invalid or defective. Registered agent services are provided by Corporate Creations Network Inc.

801 US Highway 1 North Palm Beach, FL 33408 Tel: (561) 694-8107 Fax: (561) 694-1639
www.CorporateCreations.com

J AC/8680035.2 SUPREME COURT Of BRITlSH COJ.UMBVIA VANCOUVER RJ::GISTR No. Vancouver Registry IN THE SUPREME COTJRT OF BRITISH COLU.tvIBIA KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDlNGS, LLC fLAINTIFFS AND: LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVIDRAMM DEFENDANTS NOTICE OF CIVIL CLAIM This action has been started by the plaintiff for the relief set out in Part 2 below. If you intend to respond to this action, you or your lawyer must (a) file a response to civil claim inForm2 in the above - named registry of this court within the time for response to civil claim described below, and (b) serve a copy of the :filed response to civil claim on the plaintiff. If you intend to mal(e a counterclaim, you or your lawyer must (a) file a response to civil claim in Form 2 and a counterclaim in Form 3 in the above - named registry of this court within the time for response to civil claim described below, and (b) serve a copy of the filed response to civil claim and counterc)ailll on the plaintiff and on any new parties1iamed in the counterclaim. mDG.tvIENT MAY BE PRONOUNCED AGAINST YOU IF YOU FAIL to file the response to civil claim within the tillle for response to civil claim described below. Time for response to civil claim A response to civil clailll must be filed and served on the plaintiffs, (a) if you reside anywhere in Canada, within 21 days after the date on which a copy of the filed notice of civil claim was served on you, (b) if you reside in the United States of America, within 35 days after the dale on which a copy of the filed notice of civil claim was served on you,

2

(c) if you reside elsewhere, within 49 days after the date on which a copy of the filed notice of civil claim was served on you, or

(d) if the time for response to civil claim has been set by order of the court, within that time.

CLAIM OF THE PLAINTIFF

PART 1 STATEMENT OF FACTS

The Parties

1. The plaintiff, Kalen Capital Corporation (**"KCC"**), is a company incorporated and registered in Alberta with a registered office located at #1600, 421 7th Aveneue SW, Calgary, Alberta. KCC has a business address of 688 West Hastings Street, Suite 700, Vancouver, BC, V6B 1P1.

2. The plaintiff, Kalen Capital Holdings, LLC (**"KCH"**) is a subsidiary of KCC registered in Delaware with a registered office located at 3411 Silverside Road Tatnall Building Ste 104, Wilmington, Delaware 19810. KCC and KCH are collectively referred to as **"Kalen"**.

3. The defendant, Light Quantum Energy Holdings (**"LQE"**), is a company incorporated and registered in the Cayman Islands with company number MC-330103 with a registered office located at c/o Maples Corporate Sendecs Limited, PO Box 309, Ugland House, Grand Cayman, KYI -1104, Cayman Islands.

4. The defendant, Worldwide Stock Transfer, LLC (**"WST"**), is a company incorporated and registered in New Jersey. WST has a service of process and business address of One University Plaza, Suite 505, Hackensack, NJ 07601.

5. The defendant, SolarWindow Technologies, Inc. (**"SolarWindow"**), is a Nevada corporation with a registered office located at 9375 E. Shea Blvd., Suite 107-B, Scottsdale, AZ 85260.

6. The defendant, John Rhee, is the managing director and President of LQE, and a director of SolarWindow and SolarWindow Asia Co., Ltd. Mr. Rhee resides in South Korea at Raemian Gwanggyo, 6305-2901, 60 Central Park-ro, Yeongtong-gu, Suwon-si, Gyeonggi-do.

7. The defendant, Seongae Ko, is the sole owner of LQE and the spouse of John Rhee.

8. The defendant, David Ramm, is a director of LQE and general counsel for LQE at Baker Botts London LLP, Level 30, 20 Fenchurch Street, London, United Kingdom EC3M 3BY.

Share Purchase Agreement

9. Prior to December 8, 2021, Kalen was the registered owner of the following shares of common stock and warrants to purchase shares of common stock in SolarWindow:

(a) 32,984,331 shares of common stock;

AC/S680035.2

3 (b) 16,780,167 cash only wanants to purchase up to 16,780,167 shares of common stock; and (c) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock (collectively the "Sale Shares") I0. On December 8, 2021, Kalen and LQE entered into the following agreements: (a) an agreement for the purchase of the Sale Shares by LQE from Kalen (the "Share Purchase Agreement''); and (b) a WaJTant assignment and assumption agreement to transfer and assign the warrants to purchase shaJ·es in SolarWindow to LQE (the "Warrant Transfer Agreement"); and (c) a corrective 81Ilendment to the Share Purchase Agreement (the "Corrective Amendment"). 11. The Share Purchase Agreement contains the following relevant tenns: (a) ss. 3.1 - 3.2: LQE would purchase the Sale Shares for $47.50 million CDN (the "Purchase Price") within 120 days after the date of the ShaJ·e Purchase Agreement (the "Initial Payment Deadline"); AC/8680035.2 (b) s. 3.3: LQE, on written notice to Kalen, could defer payment for an additional 240 days from the Initial Payment Deadline (the "Final Payment Deadline"), provided LQE paid a penalty of $16.5 million CDN (the "Penalty"); (c) s. 4.l - 4.2(a): the Sale ShaJ·es would be transferred to LQE on the Completion Date, defined in s. 1.1 as the date of the ShaJ·e Purchase Agreement; (d) s. 5.1: a "Non - Payment Event'' would occur ifLQE did not: (i) pay the Purchase Price by the Initial Payment Deadline, without providing written notice of deferred payment, or (ii) pay the Purchase Price and Penalty by the Final Payment Deadline. (e) s. 5.2: LQE must h·ansfer the Sale Shares back to Kalen (or its nominee) within 5 business days after a Non - Payment Event; (f) s. 12.1: no variation of the Share Purchase Agreement is effective unless it is in writing and signed by the parties; 811d (g) s. 13.I: notice given to a party under or in c01111ection with the Share Purchase Agreement shall be in writing.

'i AC/8680035.2 4 12. On December 8 , 2021 , concurrently witli signing tl 1 e Share Purchase Agreement, Kalen signed transfer instructions forms witli WST autl 10 rizing the transfer and registration oftl 1 e Sale Shares to LQE .. 13. On or about December 8 , 2021 , WST registered tlie transfer of the Sale Shal'es from Kalen toLQE . Breach of Contract 14. The Initial Payment Deadline was April 7, 2022. 15. At no time prior to April 7 , 2022 did LQE provide Kalen witli written notice of a payment deferral pursuant to ss . 3 . 3 and 13 . 1 of tlie Share Purchase Agreement . 16. In breach of tlie Share Purchase Agreement, LQE did not pay the Purchase Price to Kalen by the Initial Payment Deadline (resulting in a Non - Payment Event), and to date has not paid the Purchase Price to Kalen . 17. In breach oftlie Share Purcl 1 ase Agreement, LQE failed to transfer tlie Sale Shares to Kalen (or its nominee) witliin 5 days oftl 1 e Non - Payment Event . 18. LQE continues to refuse to transfer the Sale Shares to Kalen (or its nominee), despite demand . Risk of Disposal or Dissipation of Shares 19. On May 6 , 2022 , SolarWindow held a board meeting . Mr . Rhee did not attend . The board decided to te 1 minate tlie Executive Services Consulting Agreement between Solar Window and Mr . Rhee, resulting in tlie automatic termination of Mr . Rhee as President, Chief Executive Officer and Chaiiman of SolarWindow and all officer positions in SolarWindows' subsidiaries . 20. On May 13 , 2022 , SolarWindow filed an 8 K f 01 m (the " 8 K") witli tlie Securities and Exchange Commission statii 1 g tliat Mr . Rhee, on behalf of LQE, had taken action, by written consent of shareholders of SolarWindow ii 1 lieu of a shareholders' meeting, to expand the size of tlie board of SolarWindow from 3 to 5 directors, appoint 2 additional directors to tlie board and call a board meeting on Tuesday May 17 , 2022 . · 21. The agenda for tlie board meetii 1 g called for on May 17 , 2022 includes registering bank signatories, registering tlie Sale Shares and rninstating Mr . Rl 1 ee as CEO of SolarWindow . The board of SolarWindow does not believe the board meeting was properly called because Mr . Rhee was not tl 1 e "Chahman" at the time the meeting was called . PART2 RELIEF SOUGHT 1. An order tliat LQE and WST transfer tlie Sale Shares to Kalen (or its nominee). 2. An order requiring SolarWindow to conect its Central Secmities Register so that the Sale Shares are registered in the name of Kalen (or its nominee) pursuant to s . 230 of the Business C 01 porations Act ; and

5

3. Damages against LQE for breach of the Share Purchase Agreement.

4. In the alternative and in addition:

   (a) a declaration that LQE holds its interest in the Sale Shares by way of constructive trust on favour of Kalen; and

   (b) damages for unjust enrichment and breach of trust.

5. An interlocutory injunction that:

   (a) LQE, David Ramm, John Rhee and Seongae Ko, WST, SolarWindow, by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

      (i) registering for sale, disposing of, encumbering, assigning, or in any similar manner dealing with the Sale Shares; and

      (ii) dealing with the shares of SolarWindow in such a manner as to reduce the value of LQE's shares in SolarWindow;

   (b) LQE, John Rhee, David Ramm and Seongae Ko by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

      (i) exercising any shareholder rights associated with the Sale Shares, including but not limited to:

         A. selling their interest in any of the Sale Shares;

         B. exercising voting rights associated with the Sale Shares Securities;

         C. appointing or removing directors of SolarWindow;

         D. exercising the warrants to purchase 16,780,167 and 1,781,750 shares of common stock; and

         E. appointing signatories for bank accounts of SolarWindow;

   (c) LQE, or anyone in possession of the share certificates for the Sale Shares, will unconditionally deliver possession of the same to counsel for the plaintiffs forthwith.

6. Interest pursuant to the *Court Order Interest Act*.

7. Costs.

AC/8680035.2

6

PART 3 LEGAL BASIS

1. The Share Purchase Agreement and Corrective Amendment are valid and binding contracts.

2. LQE breached the Share Purchase Agreement and Corrective Amendment by failing to pay the Purchase Price by the Initial Payment Deadline, without providing written notice of a payment deferral as required by the Share Purchase Agreement.

3. LQE further breached the Share Purchase Agreement and Corrective Amendment by failing to transfer the Sale Shares to Kalen (or its nominee) within 5 business days of a Non-Payment Event.

4. As a result, LQE owns the Sale Shares previously owned by Kalen, but has not paid the Purchase Price or otherwise compensated Kalen for the Sale Shares.

5. Kalen (or its nominee) is entitled to receive the Sale Shares pursuant to the Share Purchase Agreement and Corrective Amendment.

Unjust Enrichment

6. Further and alternatively, LQE has been unjustly enriched. LQE received the benefit of owning the Sale Shares provided by Kalen, Kalen has suffered a corresponding deprivation and there is no juristic reason for the enrichment.

7. The Sale Shares received by LQE on account of the Share Purchase Agreement constituted a trust at law and in equity as it met the requirements of certainty of intention, subject matter, and object.

8. In breach of trust, LQE appropriated all or part of the trust for their own uses or uses not authorized by that trust, which has caused damage, loss or expense to Kalen.

9. Kalen is entitled to a remedial constructive trust on account of the Sale Shares.

Plaintiff's address for service:

Scott MacKenzie
Boughton Law
700-595 Burrard Street
Vancouver, BC V7X 1S8

Fax number address for service (if any): 604-683-5317

Place of trial: Vancouver

The address of the registry is: 800 Smithe Street

Dated: May 16, 2022

Signature of Lawyer for the Plaintiff
Scott Mackenzie

AC/8680035.2

7

Rule 7-1(1) of the Supreme Court Civil Rules states:

(1) Unless all parties of record consent or the court otherwise orders, each party of record to an action must, within 35 days after the end of the pleading period,

(a) prepare a list of documents in Form 22 that lists

(i) all documents that are or have been in the party's possession or control and that could, if available, be used by any party at trial to prove or disprove a material fact, and

(ii) all other documents to which the party intends to refer at trial, and

(b) serve the list on all parties of record.

APPENDIX

PART 1 CONCISE SUMMARY OF NATURE OF CLAIM:

Damages arising from a breach of contract, or, in the alternative, an unjust enrichment.

PART 2 THIS CLAIM ARISES FROM THE FOLLOWING:

x the provision of goods or services or other general commercial matters

PART 3 THIS CLAIM INVOLVES:

☒ none of the above

PART 4

The Plaintiff will rely on the following enactments:

1. *Court Order Interest Act,* RSBC 1996, c 79.
2. *Business Corporations Act,* SBC 2002, c 57.

AC/8680035.2

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE and SEONGAE KO

DEFENDANTS

ENDORSEMENT ON ORIGINATING PLEADING OR PETITION FOR SERVICE OUTSIDE BRITISH COLUMBIA

The Plaintiffs, Kalen Capital Corporation and Kalen Capital Holdings, LLC claim the right to serve this pleading on the Defendants, Light Quantum Energy Holdings, Worldwide Stock Transfer, LLC, SolarWindow Technologies, Inc., John Rhee and Seongae Ko, outside British Columbia on the ground that, pursuant to section 10(e)(ii) of the Court Jurisdiction and Proceedings Transfer Act, SBC 2003, c 28, the proceeding concerns contractual obligations, and by its express terms, the contract is governed by the law of British Columbia.

AC/8726878.1

No. Vancouver Registiy IN TilE SUPREME COURT OF BRITISH COLUMBIA BETWEEN: KALEN CAPITAL CORPORATION aud KALEN CAPITAL HOLDINGS, LLC PLAINTIFFS AND: LIGHT QUANTUM ENERGYHOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVIDRAMM DEFENDANTS NOTICE OF APPLICATION - vVITHOUT NOTICE Name of Applicant: Kalen Capital Corporation ("KCC") and Kalen Capital Holdings, LLC ("KCH") (collectively, "Kalen") To: This application is brought without notice. TAKE NOTICE that an application will be made by the plaintiffs to the presiding judge or master via MS Teams Video at the courthouse at Vancouver, BC on May 16, 2022 at 9:45an1 for the orders set out :in Part 1 below. Counsel for the plaintiffs' direct phone number is: 604 - 647 - 4116. Counsel for the plaintiffs' email is: smackenzie@boughtonlaw.com Part 1: ORDERS SOUGHT AC/8685772.1 1. Light Qnantum Energy Holdings ("LQE"), David Ramm, John Rhee, Seongae Ko, Worldwide Stock Transfer, LL<;:: ("WST") and SolarWindow Technologies, Inc. ("SolarWindow") by themselves or through their agents are restrained and enjoined from the following, until fmiher comt order or written agreement between the paiiies: (a) registering for sale, disposing oi; enc1llllbering, assigning, or in any similar marmer dealing with the following securities of SolarWindow owned by Kalen and cmrently registered in the nfillle of LQE: (i) 32,984,331 shares of common stock; (ii) J 6,780,167 cash only warrants to purchase up to 16,780,167 shai·es of common stock; and

Notice of Application 2

(iii) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock

(collectively, the "**Sale Shares**"); and

(b) dealing with the Sale Shares in such a manner as to reduce the value of the Sale Shares;

2. LQE, John Rhee, Seongae Ko and David Ramm by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

(a) exercising any shareholder rights associated with the Sale Shares, including but not limited to:

(i) selling their interest in any of the Sale Shares;

(ii) exercising voting rights associated with the Sale Shares;

(iii) appointing or removing directors of SolarWindow;

(iv) exercising the warrants to purchase 16,780,167 and 1,781,750 shares of common stock; and

(v) appointing signatories for bank accounts of SolarWindow;

3. Any of the defendants may apply on seven (7) days' notice to the plaintiffs to set aside one or more of the orders made.

4. Costs.

Part 2: FACTUAL BASIS

The Parties

1. The plaintiff, Kalen Capital Corporation ("**KCC**"), is a company incorporated and registered in Alberta. KCC has a business address in Vancouver, BC.

2. The plaintiff, Kalen Capital Holdings, LLC ("**KCH**") is a subsidiary of KCC registered in Delaware. KCC and KCH are collectively referred to as "**Kalen**".

3. The defendant, Light Quantum Energy Holdings ("**LQE**"), is a company incorporated and registered in the Cayman Islands.

4. The defendant, Worldwide Stock Transfer, LLC ("**WST**"), is a company incorporated and registered in New Jersey. WST is the stock transfer agent for SolarWindow.

AC/8685772.1

Notice of Application 3

5. The defendant, SolarWindow Technologies, Inc. ("**SolarWindow**"), is a Nevada corporation with a registered office located in Scottsdale, Arizona.

6. The defendant, John Rhee is the managing director of LQE and a director of SolarWindow. He is also a director of SolarWindow Asia Co., Ltd., a Korean company wholly owned by SolarWindow through a subsidiary holding company.

7. The defendant, Seongae Ko, is the sole owner of LQE and the spouse of John Rhee.

8. The defendant, David Ramm is a director of and general counsel for LQE.

Purpose of Application

9. This is an *ex parte* application for an interlocutory injunction to enjoin the defendants from dealing with property that is the subject matter of this proceeding, namely LQE's shares in SolarWindow.

10. LQE agreed to purchase shares of common stock and warrants to purchase common stock in SolarWindow from Kalen, subject to payment and operational restrictions.

11. LQE failed to pay for or return the Sale Shares to Kalen or its nominee pursuant to the parties' Share Purchase Agreement.

Share Purchase Agreement

12. Prior to December 8, 2021, Kalen was the registered owner of the following shares of common stock and warrants to purchase shares of common stock in SolarWindow:

(a) 32,984,331 shares of common stock;

(b) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and

(c) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock,

(collectively, the "**Sale Shares**")

13. On December 8, 2021, Kalen and LQE entered into the following agreements:

(a) an agreement for the purchase of the Sale Shares by LQE from Kalen (the "**Share Purchase Agreement**"); and

(b) a warrant assignment and assumption agreement to transfer and assign the warrants to purchase shares in SolarWindow to LQE (the "**Warrant Transfer Agreement**"); and

(c) a corrective amendment to the Share Purchase Agreement (the "**Corrective Amendment**").

AC/8685772.1

Notice of Application 14. The Share Purchase Agreement contains the following relevant terms: 4 (a) ss. 3.1 - 3.2: LQE would purchase the Sale Shares for $47.50 million CDN (the "Purchase Price") within 120 days after the date of the Share Purchase Agreement (the "Initial Payment Deadline"); (b) s. 3.3: LQE, on written notice to Kalen, could defer payment for an additional 240 days from the Initial Payment Deadline (the "Final Payment Deadline"), provided LQE paid a penalty of$16.5 million CDN (the "Penalty"); (c) s. 4.1 - 4.2(a): the Sale Shares would be transferred to LQE on the Completion Date, defmed ins. 1. 1 as the date of the Share Purchase Agreement; (d) s. 5.1: a "Non - Payment Event" would occur ifLQE did not: (i) pay !he Purchase Price by the Initial Payment Deadline, without providing written notice of deferred payment, or (ii) pay the Purchase Price and Penalty by the Final Payment Deadline. (e) s. 5.2: LQE must transfer the Sale Shares back to Kalen or its nominee within 5 business days after a Non - Payment Event; (.t) s. 12.1: no variation of the Share Purchase Agreement is effective unless it is in writing and signed by the parties; and (g) s. I3.1: notice given to a party under or in connection with the Share Purchase Agreement shall be in writing. 15. On December 8 , 2021 , concurrently with signing the Share Purchase Agreement, Kalen signed transfer instructions forms with WST authorizing the transfer and registration of the Sale Shares to LQE . 16. On or about December 8 , 2021 , WST registered the transfer of the Sale Shares from Kalen to LQE . Breach of Contract 17. The Initial Payment Deadline was April 7, 2022. 18. At no time prior to April 7 , 2022 did LQE provide Kalen with WTitten notice of a payment defemtl pursuant to s . 3 . 3 and 13 . 1 of the Share Purchase Agreement . 19. In breach of the Share Purchase Agreement, LQE did not pay the Purchase Price to Kalen by the Initial Payment Deadline (resulting in a Non - Payment Event), and to date has not paid the Purchase Price to Kalen . 20. In breach of the Share Purchase Agreement, LQE failed to transfer and reconvey the Sale Shares to K,alen or its nominee within 5 business days of the Non - Payment Event . r AC/8685772.1 i

Notice of Application AC/8685772.1 5 21. LQE continues to refuse to transfer and reconvey the Sale Shares to Kalen or its nominee, despite demand . Kalen's Attempts to Recover the Sale Shares 22. On April 12, 2022, Kalen sent a letter to LQE stating: (a) Kalen has not received the consideration to be paid by LQE pursuant to s. 3.l(a) of the Share Purchase Agreement on or before the Initial Payment Deadline; (b) nor has Kalen received any v - 1:ritten notification from LQE of the exercise of its right to defer payment until no later than the Final Payment Deadline; (c) a Non - Payment Event has occurred under 5.1(a) of the Share Purchase Agreement and as such LQE is required to transfer the Sale Shares back to Kalen or its nominee within 5 business days; and (d) Kalen expects the Repurchase Completion to be effectuated within the time frame specified in the Share Purchase Agreement. 23. On May 3, 2022, counsel for Kalen sent a letter to LQE stating: (a) discussions between the parties had transpired but have concluded without resolution; and (b) Kalen or its nominee demands transfer of the Sale Shares within 5 business days as required by s. 5.2 of the Share Purchase Agreement. 24. On May 6 , 2022 , counsel for LQE sent a letter to counsel for Kalen stating Kalen was provided notice LQE was seeking to extend the payment deadline until the Final Payment Deadline ( 360 days from December 8 , 2021 ), and agreed io the deferral . 25. The san 1 e day, counsel for Kalen advised counsel for LQE that LQE had not provided any wiitten notice of a defenal, and Kalen had not agreed to a deferral . Harm to Kalen 26. On May 6, 2022, SolarWindow held a board meeting. Mr. R11ee did not attend. TI1e board decided to tenninate the Executive Services Consulting Agreement between SolarWindow ru1d Mr. R11ee resulting in the automatic termination of Mr. Rhee as President, Chief Executive Officer and Chai1111an ofSolarWindow ru1d all officer positions in SolarWindow's subsidiaries. 27. On May 13, 2022, Solru·Window filed an 8K form (the "SK") with the Securities md Exchange Conunission stating that Mr. Rhee, on behalf ofLQE, had taken action, by written consent of shareholders of Solru·Window in lieu of a shru·eholders' meeting, to expru1d the size of the board of SolarWindow from 3 to 5, appoint 2 additional directors to the boru·d ru1d call a board meeting on Tuesday, May 17, 2022.

Notice of Application AC/8685772.1 6 28. The agenda for the board meeting called for May 17, 2022 includes registering bank signatories, registering the Sale Shares, presumably for re - sale, and reinstating Mr. Rhee as CEO of SolarWindow. The board of SolarWindow does not believe the board meeting was properly called because Mr. Rhee was not the "Chairman" at the time the meeting was called. Part 3: LEGAL BASIS 1. Supreme Court Civil Rules, Rules 8 - 1, 10 - 1, and 10 - 4. 2. Law and Equity Act, R.S.B.C. 1996, c. 253, s. 39. Jurisdiction 3. The jurisdiction to grant a pre - trial injunction is set out in section 39 of the Lm11 and Equity Act and Rule 10 - 4 of the Supreme Court Civil Rules. 4. The jurisdiction to make an order for the detention, custody or preservation of any property that is the subject matter of a proceeding is set out in Rule 10 - 1. Tests for Injunction and Property Preservation Order 5. The accepted test for interlocutory injunction requires assessment of the following questions: (a) Is there a sedous issue to be tried? (b) Will the plaintiff suffer irreparable harm? (c) What is the balance of convenience between the parties? RJR - MacDonald Inc. v. Canada (Attorney General), [1994] 1 S.C.R. 311 (S.C.C.), citing American Cyanamid Co. v. Ethicon Ltd., [1975] A.C. 396 (U.K.H.L.) 6. The legal test for a preservation order was summarized by the Court of Appeal in Kepis & Pobe Financial Group Inc. v. Timis Corporation, 2018 BCCA 420 at para. 21: (a) Is there a claim on the evidence and not just the pleadings to a proprietary interest in property? (b) Is there some evidence to render reasonable the belief of the plaintiff that the property is threatened with disposition or transfer outside the jurisdiction? (c) Is there a substantial question to be decided as to the plaintiffs entitlement to the property? (d) Does the balance of convenience favour granting the order?

Notice of Application 7

7. The test under Rule 46 (now Rule 10-1) and for a traditional interim injunction is, in essence, the same. However, they differ from the more onerous test to obtain a *Mareva* injunction because they do not require the higher standard of a "strong *prima facie* case".

Osooli-Talesh v Emami, 2003 BCSC 1924 at para 52.

8. The factors established are not to be employed as a series of independent hurdles to be met by an applicant but, rather, to serve in answering the fundamental question of whether the granting of an injunction is just and equitable in all circumstances. The Court ought not become a "prisoner of a formula".

British Columbia (A.G.) v. Gitanmaax Band (B.C.C.A.), [1986] B.C.J. No. 1395, 9 B.C.L.R. (2d) 333 (B.C.C.A.) at para. 52;
Law and Equity Act, R.S.B.C. 1996, c. 253, s. 39

Serious Question to be Tried

9. When there is a serious question to be tried as to the applicant having an interest in the other party's assets, it is not necessary to satisfy the special requirements applicable to *Mareva* injunctions. Satisfaction of the general test for an interlocutory injunction may be sufficient to grant the injunction.

British Columbia (Attorney General) v. Malik, 2009 BCCA 201, varied 2011 SCC 18 at paras. 34 to 38.

10. The plaintiff relies on the following causes of action: breach of contract, unjust enrichment, and breach of trust

11. Each of the causes of action raised by the plaintiff constitutes a serious issue to be tried:

(a) Breach of Contract: LQE breached the Share Purchase Agreement and Corrective Amendment by failing to pay the Purchase Price by the Initial Payment Deadline, without providing written notice of a payment deferral as required by the Share Purchase Agreement.

LQE further breached the Share Purchase Agreement by failing to transfer the Sale Shares to Kalen or its nominee within 5 business days, or at all.

(b) Unjust Enrichment and Breach of Trust: LQE received the benefit of receiving the Sale Shares provided by Kalen, Kalen has suffered a corresponding deprivation and there is no juristic reason for said enrichment.

Irreparable Harm

12. The Sale Shares are the sole asset at issue in this case. The Sale Shares have substantial value.

AC/8685772.1

Notice of Application 8

13. LQE refuses to transfer and reconvey the Sale Shares to Kalen pursuant to the Share Purchase Agreement, despite Kalen's 'continued demands.

14. There is a real risk that the Sale Shares could be sold or transferred to a third party. If LQE sells or transfers the Sale Shares to a third party, Kalen will lose its ability to be reinstated as the majority shareholder of SolarWindow.

15. Currently, Kalen is unable to exercise any rights provided by the Sale Shares. Kalen has and will continue to suffer significant reputational and financial harm if it is not able to exercise its rights as the majority shareholder of SolarWindow.

16. Mr. Rhee's expansion of the board of SolarWindow will allow Mr. Rhee to take control of SolarWindow as if LQE was the majority shareholder in circumstances when LQE is in breach of the Share Purchase Agreement and is required to reconvey the Sale Shares to Kalen.

17. The direction that Mr. Rhee intends to take SolarWindow has the potential to destroy the value of the Sale Shares and Kalen's 'investment in SolarWindow.

Balance of Convenience

18. The balance of convenience favours granting the injunction sought. The harm suffered by Kalen if an injunction is not granted will far outweigh any harm suffered by the defendants if an injunction is granted.

Undertaking as to Damages

19. The plaintiffs have undertaken to abide by any order this court makes as to damages, pursuant to Rule 10-4(5).

Part 4: MATERIAL TO BE RELIED ON

1. Affidavit #1 of Harmel S. Rayat, sworn May 16, 2022.

2. Notice of Civil Claim dated May 16, 2022.

3. Such further and other material as counsel may advise.

The plaintiff estimates that the application will take 60 minutes.

☒ This matter is not within the jurisdiction of a master.

TO THE PERSONS RECEIVING THIS NOTICE OF APPLICATION: If you wish to respond to this notice of application, you must, within 5 business days after service of this notice of application or, if this application is brought under Rule 9-7, within 8 business days after service of this notice of application,

(a) file an application response in Form 33,

AC/8685772.1

Notice of Application 9

(b) file the original of every affidavit, and of every other document, that

(i) you intend to refer to at the hearing or this application, and

(ii) has not already been filed in the proceeding, and

(c) serve on the applicant 2 copies of the following, and on every other party of record one copy of the following:

(i) a copy of the filed application response;

(ii) a copy of each of the filed affidavits and other documents that you intend to refer to at the hearing of this application and that has not already been served on that person;

(iii) if this application is brought under Rule 9–7, any notice that you are required to give under Rule 9–7(9).

Dated: May 16, 2022

Signature of Lawyer for the Plaintiffs
Scott M. Mackenzie
Boughton Law Corporation
700 – 595 Burrard Street
Vancouver, BC V7X 1S8
Phone: (604) 687-6789
Fax: 604-683-5317

This NOTICE OF APPLICATION is delivered by Scott M. Mackenzie of Scott M. Mackenzie Law Corporation on behalf of Boughton Law Corporation, whose place of business and address for delivery is PO Box 49290, 700 - 595 Burrard Street, Vancouver, BC V7X 1S8, 604-687-6789. (File No. 95463.1)

AC/8685772.1

To be completed by the court only: Order made Ƒ in the terms requested in paragraphs of Part notice of application D with the following variations and additional te1ms: Date: 1 of this Signature of: D Judge D Master Notice of Application APPENDIX THIS APPLICATION INVOLVES THE FOLLOWING: lgj none of the above AC/8685772.1

This is the 1 st affidavit ofHarmel S . Rayat in this case and was made on 16 /May/ 2022 No. - z 259 9} Vancouver Registry 1N THE SUPREME COURT OF BRITlSH COLUMBlA BETWEEN: KALEN CAPITAL CORPORATION and KALEN CAPlTAL HOLD1NGS, LLC PLAINTIFFS Al'ID: LIGHT QUANTUM ENERGYHOLD1NGS, WORLD \ VIDE STOCK TR.Ai SFER, LLC, SOLARWINDOW TECHNOLOGlES, 1NC., JOHN RHEE, SEONGAE KO and DAVID RAIVIM DEFENDANTS AFFIDAVIT 1, Hrume1 S. Rayat, of c/o Boughton Law C01poration, 700 - 595 Burrard Street, Vancouver, BC V7X 1S8, businessman, SVVEAR THAT: 1. I am the President of Kalen Capital C01poration ("KCC") and Kalen Capital Holdings, LLC ("KCH") (collectively, "Kalen"), the plaintiffs in this case, and as such I !mow or believe the following facts to be true. Ifmy belief about facts is based on information from others, I have named the source of that information, and I believe that information to be true. 2. I run the former Chaimmn of the board of SolarWindow Technologies, Inc. ("SolarWindow"). Kalen was a majority shareholder of SolarWindow until December, 2021 when Kalen's shares were purchased by Light Quantum Energy Holdings ("LQE"), a company owned ru1d controlled by John Rhee and his wife, Seongae Ko. At the time of the share purchase, John R11ee was a director and president of SolarWindow. LQE now owns 62% of the shares of SolarWindow. Attached to my affidavit as Exhibit "A" is a press release of SolarWindow dated December 14, 2021 relating to the transaction. 3. This matter .is urgent because LQE has not paid Kalen for the SolarWindow shares it acquired from KCC in December, 2021. The payment date has passed and the agreement between LQE and Kalen requires LQE to return the shares to Kalen because LQE has not paid for the shares. AC/8676796.2

2

4. Attached to my affidavit as **Exhibit "B"** is an 8-K form filed by SolarWindow with the Securities and Exchange Commission dated May 9, 2022, although I believe it was filed on May 13, 2022 because that is when the 8K form was posted on the Securities and Exchange Commission website . The 8-K form details the events leading up to today and I believe the events described in the 8-K form are true.

Share Purchase Agreement

5. Prior to December 8, 2021, Kalen was the registered owner of the following shares and warrants in SolarWindow:

   (a) 32,984,331 Common Shares;

   (b) 16,780,167 cash only Warrants; and

   (c) 1,781,750 cashless Warrants.

   (the "**Sale Shares**")

6. On December 8, 2021, Kalen and LQE entered into the following agreements:

   (i) an agreement for the purchase of the Sale Shares by LQE from Kalen (the "**Share Purchase Agreement**");

   (ii) a warrant assignment and assumption agreement to transfer and assign the warrants to purchase shares in SolarWindow to LQE (the "**Warrant Transfer Agreement**"); and

   (iii) a corrective amendment to the Share Purchase Agreement (the "**Corrective Amendment**").

   Attached as **Exhibit "C"** to this Affidavit is a true copy of the Share Purchase Agreement.

   Attached as **Exhibit "D"** to this Affidavit is a true copy of the Warrant Transfer Agreement.

   Attached as **Exhibit "E"** to this Affidavit is a true copy of the Corrective Amendment.

7. The Share Purchase Agreement contains the following relevant terms:

   (a) ss. 3.1-3.2: LQE would purchase the Sale Shares from Kalen for $47.50 million CDN (the "**Purchase Price**") within 120 days after the date of the Share Purchase Agreement (the "**Initial Payment Deadline**");

   (b) s. 3.3: LQE, on written notice to Kalen, could defer payment for an additional 240 days from the Initial Payment Deadline (the "**Final Payment Deadline**"), provided LQE paid a penalty of $16.5 million CDN (the "**Penalty**");

AC/8676796.2

3 (c) s. 4.1 - 4.2(a): the Sale Shares would be transfe1Ted to LQE on the Completion Date, defined in s. 1. I as the date of the Share Purchase Agreement; (d) s. 5.1: a "Non - Payment Event" would occur ifLQE did not: AC/8676796.2 (i) pay the Purchase Price by the Initial Payment Deadline, without providing written notice of deferred payment, or (ii) pay the Purchase P1ice and Penalty by the Final Payment Deadline. (e) s. 5.2: LQE must transfer the Sale Shares back to Kalen (or its nominee) within 5 business days after a Non - Payment Event; (f) s. 12.1: no variation of the Share Purchase Agreement is effective unless it is in wiiting and signed by the parties; and (g) s. 13.1: notice given to a party under or in connection with the Share Purchase Agreement shall be in wiiting. 8. On December 8 , 2021 , concurrently with signing the Share Purchase Agreement, Kalen signed transfer instrnctions forms with WorldWide Stock Transfer ("WST") authorizing the transfer of the Sale Shares to LQE . Attached as Exhibit "F" to this Affidavit is a hue copy of the WST n·ansfer instiuctions forms for Kalen Capital Corporation and its subsidiaiy, Kalen Capital Holdings, LLC. 9. On or about December 8, 2021, WST traiisfe1Ted the Sale Shares from Kalen to LQE pursuant to the Share Trai1sfer Agreement. 10. On December 14 , 2021 , SolarWindow armounced that LQEhad obtained 62 % of the issued and outstanding shares ofSolarWindow (neai - Iy 72 % on a fully diluted basis) from Kalen, subject to various provisions of the Share Purchase Agreement . 11. On Januaiy 24 , 2022 , John Rhee, then managing directorofLQE and President and director of SolarWindow, was elected as Chainuan of the Board md CEO of Solai·Window . Attached as Exhibit "G" to this Affidavit is a trne copy of the SolarWindow press release dated Januaiy 24, 2022 relating to the expmsion of Mr. Rhee's responsibilities to SolarWindow. LQE's Failure to Pay for the Sale Shares 12. The Initial Payment Deadline was April 7, 2022 (120 days after December 8, 2021). 13. At no time prior to Apiil 7 , 2022 did LQE provide Kalen with wiitten notice of a payment deferral as required bys . 3 . 3 a 11 d 13 . l of the Shai·e Purchase Agreement .

4 14. At 110 time did Kalen agree to waive the requirement for notice to be in writing, nor did it agree LQE could defer payment without providing written notice to Kalen . 15. LQE did not pay Kalen the Purchase Price by the Initial Payment Deadline (resulting in a Non - Payment Event), and to date has 1101 . paid any portion of the Purchase Price to Kalen . 16. LQE did not transfer the Sale Shares to Kalen (or ii . s nominee) wii . hin 5 business days of the Non - Payment Event, and to date has not transfened the Sale Shares to Kalen (or its nominee) . 17. On April 12, 2022, I sent a letter to LQE stating: (a) Kalen has not received the consideration to be paid by LQE pursuant to s. 3. l(a) of the Share Purchase Agreement on or before the Initial Payment Deadline; (b) nor has Kalen received any written notification from LQE of the exercise of its light to defer payment until no later than the Final Payment Deadline; (c) a Non - Payment Event has occuned under 5.1(a) of the Share Purchase Agreement and as such LQE is required to transfer the shares back to Kalen (or its nominee) within 5 business days; and (d) Kalen expects the Repurchase Completion to be effectuated within the time frame specified in1l1e Share Purchase Agreement. Attached as Exhibit "H" to this my Affidavit is a tiue copy of the letter from Kalen to LQE dated April 12, 2022. 18. On May 3, 2022, Scott MacKenzie, legal counsel for Kalen, sent a letter to LQE stating: (a) discussions between the parties had transpired but have concluded without resolution; and (b) Kalen demands transfer of the Repurchase Shares within 5 business days as required bys. 5.2 of the Share Purchase Agreement. Attached as Exhibit "I" to my Affidavit is a uue copy of1l1e letter from Scott MacKenzie to LQE dated May 3, 2022. 19. On May 6 , 2022 , counsel for LQE sent a letter to Scott MacKenzie stating Kalen was provided notice that LQE was seeking to extend the payment deadline until the Final Payment Deadline ( 360 days from December 8 , 2021 ), and agreed to 1 . he defe 1 Tal . Attached as Exhibit "J" to this Affidavit is a trne copy of the letter from LQE's counsel to Scott MacKenzie dated May 6, 2022. 20. The same day, Scott MacKenzie sent a letter to counsel for LQE confirming that LQE had not provided any written notice of a deferral, and Kalen had not agreed to a defe1rnl. AC/8676796.2

5 Attached as Exhibit "K'' to this Affidavit is a true copy of1l1e letter from Scott MacKenzie to counsel for LQE dated May 6, 2022. Harm to Kalen 21. The F01m 8 - K outlines the steps taken by Mr. Rhee and LQE as a majority shareholder of SolarWindow. Despite a requirement to return the Sale Shares to Kalen, LQE has used the Sale Shares to take control of SolarWindow's board. :Mr. R11ee has called a board meeting for Tuesday, May 17, 2022 showing that he intends to: (a) reinstate himself as CEO of SolarWindow; (b) register the Sale Shares presuniably for Te - sale to the public; and (c) change the signatories on SolarWindow's bank accounts. 22. Mr. Rhee's expansion of the board of SolarWindow will allow Jl,'.l:r. Rhee to take control of SolarWindow as ifLQE was the majority shareholder. 23. LQE and Mr. Rhee's actions have and will continue to cause significant reputational and financial harm to Kalen . 24. Kalen is being prevented from using its position as a majority shareholder of SolarWindow. 25. If the Sale Shares are sold to a third party, Kalen will lose its ability to be reinstated as the majority shareholder of SolarWindow. 26. The direction that Mr. Rhee intends to take SolarWindow has the potential to destroy the value of the Sale Shares and Kalen's investment in SolarWindow. Undertaking as to Damages 27. I have read the terms of the orders sought in the Notice of Application dated May 16, 2022 (the "Order"). 28. I am authorized by Kalen to give its undertalcing and it does undertake to do the following: (a) to take reasonable steps to ensure service on the defendants of a copy of the Notice of Civil Claim, the Order and eve1y affidavit referred to in the Order, and a separate copy of the Notice to Defendant which is Schedule "B" to the Order; (b) to provide a copy of the Order to any person who Kalen intends will be bound to honour the terms of the Order; AC/&676796.2

6

(c) to abide by any Order the British Columbia Supreme Court may make as to damages in the event that this Court is of the opinion that the defendants, or any of them, or any other person served with this Order has sustained damages by reason of this Order which Kalen ought to pay;

(d) to pay the reasonable costs of complying with the Order which are incurred by anyone, other than the defendants, to whom or to which Kalen provides a copy of this Order, including the reasonable costs of ascertaining whether that person or entity holds any of the defendants' assets; and

(e) to take all reasonable steps to notify, in writing, any person or entity which Kalen serves with a copy of the Order of any changes to the Order that might affect that person, including any occurrence which results in the Order ceasing to have effect.

29. I understand that if I breach this undertaking or the Order, I may be imprisoned or fined.

SWORN BEFORE ME at Vancouver, BC, on May 16, 2022	
A Commissioner for taking Affidavits within British Columbia	HARMEL S. RAYAT

SCOTT M. MACKENZIE
Barrister & Solicitor
700 - 595 BURRARD STREET
P.O. BOX 49290
VANCOUVER, B.C. V7X 1S8
(604) 687-6789

AC/8676796.2

1 This is Exhibit "A" referred to in the Affidavit of Harmel Rayat, sworn to before me on May 1,202y / z - Mif:t/4?#11f!tcJ' -- A <Gommissioner for ta )ng affidavits for f j British Cortimbia V

5/5/22, 4:46 PM Management Acquires SolarWindow Majority Ownership

Symbol: WNDW Investor Presentation +1 800 213 0689
Symbol: WNDW Investor Presentation +1 800 213 0689

CORPORATE TECHNOLOGY PARTNER

SOLAR WINDOW

GALLERY NEWS INVESTORS

SUSTAINABILITY CONTACT

Management Acquires SolarWindow Majority Ownership

Scottsdale, Arizona; Seoul, South Korea – December 14, 2021 – SolarWindow Technologies, Inc. (Symbol: WNDW) announced today that it has received notification that Light Quantum Energy Holdings ("LQE"), a company owned and controlled by SolarWindow President and Director, Mr. John Rhee and his immediate family, has acquired 62% of the issued and outstanding shares of SolarWindow Technologies, Inc. (nearly 72% on a fully diluted basis) from former controlling stockholder, Kalen Capital Corporation and its subsidiaries ("Kalen Capital"), in a privately negotiated deal.


"Today, we launch a fresh and exciting new stage of growth and firmly root our pledge to sustainability"

Details of the December 8, 2021 share purchase and sale agreement are provided in the Company's 8-K filed with the United States Securities and Exchange Commission, available at SEC.gov and at www.SolarWindow.com, and include deferred payment provisions, operating covenants, a repurchase option for the seller in the event of default of payment by the buyer, and other terms and conditions.

"Today, we launch a fresh and exciting new stage of the Company's growth and reaffirm our pledge

https://www.solarwindow.com/2021/12/management_acquires_solarwindow_majority_ownership/ 1/6

5/5/22, 4:46 PM Management Acquires SolarWindow Majority Ownership

3

Mr. John Rhee
SolarWindow President
LQE Director & Shareholder

to a sustainable future. This transaction cements our belief in SolarWindow, its leadership team, and game-changing LiquidElectricity™ technology at a time when worldwide market demand for renewables is stronger than ever," explained SolarWindow President Mr. John Rhee. Mr. Rhee also serves as director and shareholder of LQE, the new majority stockholder of SolarWindow.

"I'm grateful to all those who have worked diligently to make this transaction possible," continued Mr. Rhee. "I believe that SolarWindow products and technologies have an exciting future ahead, and wish to thank our former controlling stockholder for supporting SolarWindow development in the years past."

The Company's former controlling stockholder, Kalen Capital, the family office of Mr. Harmel S. Rayat, was the selling stockholder in the transaction, publicly announced today. Mr. Rayat founded, funded, and has supported SolarWindow operations and development of its technologies with more than $30 million in equity investment. In October 2020, Mr. Rayat stepped down from his position on the SolarWindow Board of Directors.

Since then, the Company has further strengthened its new management and expanded SolarWindow operations to South Korea, culminating with the management-led transaction announced today under the leadership of Mr. John Rhee.

Mr. John Rhee currently serves as a Director and President of SolarWindow Technologies, Inc. Along with his immediate family, Mr. Rhee is a controlling shareholder of Light Quantum Energy Holdings, and Director. He served on the Investment Committee of the Barbara Bush Foundation, and served as Chief Financial Officer of the Nobel Sustainability Trust. Previously, Mr. Rhee was Executive Director at SoftBank Investment and Venture Fund, served as a senior advisor to the Government of South Korea, and today is a global sustainability investor-advocate with a history of philanthropy.

Mr. Rhee was attorney with Davis Polk and Wardwell in New York, a leading corporate law firm specializing in capital markets, and earlier, clerked for the White House Legal Counsel's Office. Mr. Rhee has a J.D. from Yale Law School

https://www.solarwindow.com/2021/12/management_acquires_solarwindow_majority_ownership/ 2/6

5/5/22, 4:46 PM Management Acquires SolarWindow Majority Ownership

4

where he was distinguished as a John M. Olin Law and Economics Scholar, and holds a bachelor's degree from Cornell University.

Cautionary Statement: Investors are cautioned that the transaction referenced in this announcement includes, among other terms and conditions: (a) Deferred payment obligations of Light Quantum Energy Holdings (the "Buyer") to Kalen Capital Corporation and its relevant subsidiaries (the "Seller"); (b) Financial penalties payable by the Buyer to the Seller under certain conditions; (c) Operating covenants imposed on the Buyer by the Seller until such time that all payment obligations of the Buyer are satisfied; (d) Obligations of the Buyer to return all securities to the Seller in the event that the Buyer is unable to satisfy payment obligations to the Seller; and (e) Others. There is no assurance that the Buyer will satisfy deferred payment obligations to the Seller. Details of the transaction, including deferred payment provisions, operating covenants, and default remedies are provided in the Company's 8-K, available at SEC.gov and at www.SolarWindow.com.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 90 granted and in-process trademark and patent filings, SolarWindow targets applications beyond conventional solar panels. The Company's LiquidElectricity™ can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity™ has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

The SolarWindow Promise: Engineer, design, and deliver LiquidElectricity™ products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet. SolarWindow is ClearlyElectric®.

https://www.solarwindow.com/2021/12/management_acquires_solarwindow_majority_ownership/ 3/6

5/5/22, 4:46 PM Management Acquires SolarWindow Majority Ownership

5

For additional information, please call Amit Singh at 1-800-213-0689 or visit: www.solarwindow.com.

To receive future press releases via email, please visit: http://solarwindow.com/join-our-email-list/.

Follow us on Twitter @solartechwindow, or follow us on Facebook.

To view the full HTML text of this release, please visit: http://solarwindow.com/media/news-events/.

Social Media Disclaimer and Forward-Looking Statements

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "our goals," "our mission," "intend," or "project" or the negative of

https://www.solarwindow.com/2021/12/management_acquires_solarwindow_majority_ownership/ 4/6

<: t 5/5/22, 4:46 PM Management Acquires SolarWindow Majority Ownership 6 these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward - looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindowTechnologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10 - Q and Form 10 - K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1 - 800 - SEC - 0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly https://www.solarvvindow.com/2021/12/management_acquires_solar.vindow_majority_ownershlp/ 5/6

"r ,'(. 5/5/22, 4:46 PM Management Acquires SolarWindow Majority Ownership release the results of any revisions to these forward - looking statements that 7 may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Share this post View all news » Rece11rl:ly P11JJib>lished Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO January 24, 2022 Management Acquires SolarWindow Majority Ownership Decemberl4,2021 Founder & CEO of Serial Impact - Investor, Falkon Ventures, Joins SolarWindow to Lead Strategy October 18, 2021 Former CEO of LG Fuel Cells and CTO of LG Display Joins SolarWindow to Lead Business Expansion June 28, 2021 https://www.so/aiwindow.com/2021/12/management_acquires_solarwindow_majority_ownership/ 6/6

9375 E, Shea Blvd., Suite 107 - B, Scottsdal e, AZ 85260 (Address of principal executive offices) (Zip Code) (800) 213 - 0689 (Registrant's telephone number, including area code) Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligation of the registr under any of the following provisions (see General Instruction A.2. below): Ƒ Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425) Ƒ Soliciting material pursuamt to Rule I4a - 12 under the Exchange Act (17 CFR 240.l 4a - 12) Ƒ Pre - commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d - 2(b)) Ƒ Pre - commencement communications pm uant to Rule 13e - 4(c) under the Exchamge Act (17 CFR 240.13e - 4(c)) Securities registered pursuant to Section 12(b) of the Act: None mt I Title of eac11 class I Trading Symbol(s) I Name of each exchange on which registered I I I I I Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( CFR † 230.405) or Rule12b - 2 of the Securities Exchange Act of1934 (17 CFR † 240.12b - 2). Emerging growth company D If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. D 7 or This is Exhibit "B" referred to in the Affidavit of Harmel Rayat, sworn to before me on /) May 16, 202:V - - 't, t. 5/13122, 1:12 PM Form 8 - K flied by SOLARWINDOWTECHNOLOGIES, INC. on 2022 - 05 - 13 SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM8 - K CURRENT REPORT Pursuant to Section 13 or lS(d) of the Securities Exchange Act of1934 Ma 9.2022 Date of Report (Date of earliest event reported) SolarWindow Technologies, Inc. (Exact name of registrant as specified in its charter) 8 Nevad:i (State or other jurisdiction of incorporation) 333 - 127953 59 - 3509694 (Commission File Number) (IRS Employer Identification No.) d{& /ef Plt:j/4((.eJ - A/:, mmissioner for t,sil<ing affidavits for l/ British Columbia https://app.quolemedia.com/data/downloadFiling?webmasterld=103107&ref=116700445&type=HTML&symbol=WNDW&companyName=SotarWindow ,.. . 1/6

'I'., 5/13/22, 1:12 PM Form 8 - K filed by SOlARWJNDOWTECHNOLOGIES, INC. on 2022 - 05 - 13 9 Section 5 - Corporate Governance and Management Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointprnnt of Certain Officers; Compensatory Arrangements of Certain Officers. (a) Depal'lure ofDil'ec!ors or Certain Officers. By letter dated May 8, 2022, the board of directors (the unoard") tenninated the Executive Services Consulting Agreem nt dated as of August 31, 2020, between SolarWindow Technologies, Inc., (the <!Company") and John Rhee, as amended by writt n agreement dated March 1, 2021 (as so amended, the "ESCA") effective May 9, 2022 (the "Termination Date") - Termination oft e ESCA resulted in the automatic termination of Mr. Rhee's positions as the President, Chief Executive Officer and Chairman of t e Company and all positions held at the Company's subsidiaries. Termination of the ESCA does not constitute termination of Mr. Rhef 's tenure as a member of the Board. Mr. Rhee is entitled to his monthly base pay pro - rated through the Tennination Date, and main ns his stock purchase options. Theforegoing summary of the material tenns of the ESCA described above does not purport to be complete and is qualified in its entirety by reference to the full text of the ESCA, and the amendments thereto, which were previously filed by the Company . Pie e see Exhibits 10 . 1 and 10 . 2 to tbis report . The Board terminated the ESCA as it has determined that it is in the best interests of the Company to refocus its efforts in North America, whe_re its research activities with NREL are centered, and in part due to operationaJ challenges in Asia. The Board plans to conduct a search for a President and Chief Executive Officer as soon as possible. The Company has provided Mr. Rhee with a copy of the disclosures that it is making in response to this Item 5.02. (b) Electi011 of Directors. . On May 12, 2022 the members of the Company>s Board of Dh - ectors each received an email from Mr. Rhee attachin a "Written Consent of Stockholders in Lieu of Meeting" dated May 12, 2022 (the " \ Vritten Conscnt 1 ') on behalf of Light Quantt'im Energy Holdings ("LQE"). l As the Company previously reported, LQE is party to that certain Stock Purchase Agreement between Kalen Cap \ tal Corporation a company formed and existing under the laws of Alberta, Canada. and its relevant subsidiaries( 11 KCC 11 ), wholly - owjed by Hannel S. Rayat ('1Mr. Rayat 11 ) and LQE a company incorporated and registered in the Cayman Islands, the outstanding vof1ng seCudties of which are who11y - owned by Mr. Rhee and his common - law spouse Seongae Ko (the "SPA"), pursuant to which L E purchased from KCC and KCC sold to LQE (i) 32,984,331 shares of the company's common stock (ii) 16,780,167 cash only warra ts to purchase up to 16,780,167 shares of the Company's common stock and (iii) 1,781,750 cashless warrants to purchase up to 1,781, 50 shares of the Companfs common stock (collectively, the securities described in clauses (i), (ii) and (iii) are herein referred to as he «KCC SolarWindow Securities," subject to the tem1s and conditions of the SPA. including such terms and conditions relating to payment and operating restrictions. The foregoing summary of the material terms of the SPA described above does not purport to be complete and is qualifie in its entirety by reference to the full text of the SPA, and the amendments thereto, which were previously filed by the Company, pursu nt to written consent permitting the Company to file the SPA . Please see Exhibits 99 . 1 , 99 . 2 , 99 . 3 to this report . See also "Sectio 8 . Other Events ltem" of this rep 011 . Pursuant to the Written Consent, LQE advises that it has expanded the size of the Company's Board from three (3) director to five (5) directors ; and, has filled the vacancies created by such expansion by the appointment of the following individuals to he Company's Board : ,, htlps://app.quolemedia,com/dala/downloadFl/1ng?webmasferld=103107&ref=116700445&lype=HTML&symbol=WNDW&companyName=SolarWlndow ••1 2/6

5/13/22, 1:12 PM Form 8-K filed by SOLARWINDOW TECHNOLOGIES, INC. on 2022-05-13

10

(1) Mr. Sergio Pombo. The following biographical information was provided by LQE:

Sergio Pombo is a senior emerging markets investment professional with over 30 years of managing, structuring, negotiating, and exiting impact investments while achieving attractive risk-adjusted returns in over 100 countries. He is the Co-Founder of Berkana Private Equity, LLC, a US-registered limited liability company that provides advisory and structures investments in clean energy and energy efficiency in Latin America on behalf of qualified investors. In his advisory role, from 2017-2021, Sergio was Head of Global Private Equity Funds at the South Korea-based, Green Climate Fund (GCF), the largest climatic fund for emerging markets with over $20 billion in capitalization. Over his tenure at GCF, he: i) set up the private equity funds practice, ii) spearheaded the $18 billion and 36x oversubscribed (receiving 350 climate proposals with total cost $43 billion) RFP Mobilizing Private Sector Funds at Scale for Climate, and iii) directed the structuring of several global climate funds with AUM of $2 billion. Prior to Berkana, he was a Senior Investment Officer with the International Finance Corporation's (IFC) in the Global Private Equity funds department, in Washington, DC for 17 years. Before the IFC, he worked for the European Bank (EBRO) in London in the capacity of a Principal Manager, Financial Policy and Strategy.

Sergio has a BSc. Industrial Engineering degree from Pontifical Xavierian University. He holds an MBA degree from American University of Washington, DC, and received a Private Equity and Venture Capital certificate from Harvard's Business School, Executive Program.

Sergio serves on the board of several global private equity funds and is a senior advisor for SolarWindow Technologies, Inc., a developer of transparent electricity-generating coatings and processes which generate electricity on plastic and glass. Sergio also serves as advisor of and patron to several cultural centers and museums in the DMV metropolitan area. He is an avid golfer, gardener, and arts collector.

(2) Kimberly Tara. The following biographical information was provided by LQE:

Ms. Tara is a highly experienced international director and senior executive with more than 30 years experience across diverse sectors including natural resources, environmental resources, renewables/alternative energy, infrastructure, fintech, healthcare, manufacturing and others.

Her experience includes the management of private equity, venture capital, and other investments and companies across North America, South America, Western Europe, Eastern Europe, the Middle East, Africa, and Asia Pacific.

Ms. Tara has held board positions with more than 40 companies in the UK, US, Asia, Middle East, and Latin America including, both private and publicly listed entities. Ms. Tara holds an MBA from INSEAD and a BA from Brown University.

The Company has not received acceptance letters from either Mr. Pombo or Ms. Tara.

Additionally, notwithstanding the termination of notice sent to Mr. Rhee on May 9, 2022, Mr. Rhee emailed a notice to the Board members calling for a special meeting of the Board on Tuesday May 17, 2022. Per the notice of meeting, Mr. Rhee notes the following among the agenda items:

1. Registering Bank Signatories
2. Registering SolarWindow Shares of LQE
3. Reinstating CEO (Termination notice received)

The Company does not believe that this was a properly called meeting as Mr. Rhee was not the "Chairman" at the time the meeting was called.

Moreover, in light of the dispute between LQE and KCC disclosed in Item 8.01 below, the proposed registration of the KCC SolarWindow Securities at this time, presumably for resale, could expose the Company to substantial claims for damages.

https://app.quotemedia.com/data/downloadFiling?webmasterId=103107&ref=116700445&type=HTML&symbol=WNDW&companyName=SolarWindow... 3/6 ti:. ,' - 5/13/22, 1:12 PM Form 8 - K filed by SOLARWINDOWTECHNOLOGIES, INC. on 2022 - 05 - 13 11 Section 8 - Other Events Item ltem 8.01 Other Events. On May 6 , 2022 , Mr . Raya!, on behalf ofKCC, infonned tl 1 e Board that pursuant to the SPA, KCC did not receive either (i payment for the SolarWindow securities that are the subject of the SPA (the 11 KCC SolarWindow Securities") or (ii) written notic from LQE exercising its right to defer payment to the Final Payment Deadline (as such tennis defined in the SPA) on or prior to th lnitial Payment Date(as such term is defined in the SPA) as required under the terms of the SPA ; as a result, Mr . Raya! stated tl,ath believes that LQE breached the terms and conditions ofthe SPA . Further, Mr . Raya! explained that Kalen notifiedLQE of the breach noting that failure to make payment on the Initial Payme Date absent written notice ofLQE's exercise of its payment deferral o ; ption constituted a Non - Payment Event (as such term is define in the SPA) and that under the terms of the SPA, LQE is obligated to transfer the KCC SolarWindow Securities back to KCC withi : five business days of the date of the Non - Payment Event . :Mr. Rayat stated that he did invite :Mr. Rhee to discuss the matter if he so desired; however, Mr. Rayat and Mr. Rhee could n reach an agreement and accordingly, :Mr. Rayat informed the Board that KCC is pursuing its rights to effechtate the Repurchas Completion (as such term is defined in the SPA). In that regard, Mr. Raya! noted that KCC has retained and engaged Canadian - couns 1 to assist with his demand that LQE transfer the KCC SolarWindow Securities back to KCC in accordance with the terms ancl. conditions of the SPA. I J \ l!t Rayat further noted that since the SPA is governed by the laws of British Columbia Canada, it has retained and engao - e . Canadian - c unsel to initiate legal proceedings to require LQE to abide by the terms of the SPA and transfer mid rnconvey the K'cf SolarWindow Securities to KCC in accordance with the terms and conditions of the SPA. Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits Number Desc1iption 10.1 Executive Services Consultin greement dated August 31, 2020 , between So1arWindow Technologies, Inc. and John Rhee, an individual (Incornorated by reference to Form 8 - K filed on SeP - tember 4= 2020). I 10.2 Amendment dated March 1, 2021 to the Executive Services Consulting.Agreement dated as of August 3 l, 2020 , betwee SolarWindow Technologies, Inc. , and John Rhee an individual (lncmP - ora.ted by reference to Fom1 10 - 0 filed on Januar &, 2021), 10.3 Mon - statutory Stock 0 - P - tion Agreement dated as of August 31 , 2020 between SolarWindow Technologies, Inc., and Johh Rhee, an individual Qncomorated b:t: reference to Fann 8 - K filed on September 4, 2020). 17.1 Tenni11atio11 notice dated MaY..]:, 2022 effective MaY. 9, 2022 * 99.1 greement dated December 8 2021. between Kalen CaP - ital Cmnoration and its relevant subsidiaries, including but not 1 necessari1Y. limited to Kalen CaP - ital Holdings LLC, and Light Quantum Energy: Holdings. (Incoq;1orated bY . reference to Form - 8 - K filed on December 14, 2021). 99.2 Corrective Amendment dated December 8, 2021 , tothe Agreement dated December 8, 2021 between Ka1en CaP - ital C,Q_rporation and its relevant subsidiaries, including but not necessarily limited to Kalen Caµ.ital Holdings LLC), and Ligh Quantum EnergY. Holdings. (Incornorated by: reference to Fonn - 8 - K filed on December 14, 2021) 1 99.3 Consent ofKalen CaP - ital Corporation and Light Quantum Energx Holdings to the ComP - anx's filing of the Purchase and Sale Agreement and the CmTective Amendment. (Jnc01:r.orated by: reference to Fonn - 8 - K filed on December 14, 2021) * Filed herewith 1 , , , https://app.quotemedla.com/data/downloadFiHng?webmasterld=103107&ref=116700445&lype=HTML&symbol=WNDW&companyName=So \ arWindow... , 4/6

5/13/22, 1:12 PM Form 8-K filed by SOLARWINDOW TECHNOLOGIES, INC. on 2022-05-13 12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 9, 2022.

SOLARWINDOW TECHNOLOGIES, INC.	
By:	/s/ Justin Frere
Name:	Justin Frere
Title:	Treasurer, Interim Chief Executive Officer and Secretary

Exhibit 17.1

SolarWindow Technologies, Inc.
9375 E. Shea Blvd.
Suite 107-B
Scottsdale, Arizona 85260

May 8, 2022

Via Email

Mr. John Rhee
Raemion Gwangsy 6305-2901
60 central Park-ro
Yeongtong gu, Swan si, Gyeonggi-do,
Email: johnrhee011@gmail.com

Re: Termination of the Executive Services Consulting Agreement dated as of August 31, 2020, between SolarWindow Technologies, Inc., a Nevada corporation (the "**Company**") and John Rhee, an individual residing in the Republic of Korea ("**you**" or "**Rhee**") as amended by written agreement dated March 1, 2021 (as so amended, the "**ESCA**").

Dear Mr. Rhee:

This Notice of Termination is being delivered to you pursuant to Section 8.2 of the ESCA to advise you that by action taken by the Company's Board of Directors the Company is terminating the ESCA and the Consulting Relationship effective as of Monday, May 9, 2022 (Korea time) pursuant to Section 8.1.4 and Section 1.4 of the ESCA. Please note that any capitalized terms used in this Notice of Termination and not otherwise defined have the meaning ascribed to such capitalized terms in the ESCA.

Currently, pursuant to the terms of the ESCA, you are providing services to, and hold the following offices, constituting the Consulting Relationship, inclusive of but not limited to the following:

- The President, Chief Executive Officer and Chairman of the Company;
- The President, Treasurer, Secretary and sole director of SolarWindow Asia (USA) Corp. a Nevada corporation and wholly-owned subsidiary of the Company ("**SWA-USA**"); and
- The President and Director of SolarWindow Asia Co. Ltd., a Korean company, and wholly-owned subsidiary of SWA-USA (the "**Korean Subsidiary**"). SWA-USA and the Korean Subsidiary are collectively referred to as the "**Company Subsidiaries**").

Please be advised that as provided in Section 8.5 of the ESCA, your position as an officer and director of the Company Subsidiaries and as an officer of the Company and the services provided by you as such are terminated automatically as a result of the termination of the ESCA. Accordingly, you are advised not to represent yourself to any person or entity as being an officer or director of the Company Subsidiaries, or as an officer of the Company. Also please take note of your Surviving Obligations as referenced in Section 9.14 of the ESCA.

https://app.quotemedia.com/data/downloadFiling?webmasterId=103107&ref=116700445&type=HTML&symbol=WNDW&companyName=SolarWindow... 5/6

5/13/22, 1:12 PM Form 8-K filed by SOLARWINDOW TECHNOLOGIES, INC. on 2022-05-13

13

Although you are no longer Chairman of the Company's BOD, the termination of the ESCA does not constitute termination of your tenure as a member of the BOD.

SolarWindow Technologies, Inc.

By: *Justin Frere*
Justin Frere, Interim Chief Financial Officer and Secretary, and
Authorized Signatory on Behalf of the Board of Directors

https://app.quotemedia.com/data/downloadFiling?webmasterId=103107&ref=116700445&type=HTML&symbol=WNDW&companyName=SolarWindow... 6/6

14 This is Exhibit "C" referred to in the Affidavit of Harmel Raya!, sworn to before me on , May 1 J• 202 1 /i j t _ p) A;C6mmi;si ner for tak[:J(affidavits for (/ British Columbia KALEN CAPITAL CORPORATION and LIGHT QUANTUM ENERGY HOLDINGS AGREEMENTFORTHEPURCHASEOFSHARES OFSOLARW!NDOW TECHNOLOGIES, INC.

15

THIS AGREEMENT is dated ______________ 2021 (this "**Agreement**")

BETWEEN

KALEN CAPITAL CORPORATION, a company incorporated and registered in Canada whose registered office is at 688 West Hastings Street, Suite 700, Vancouver, BC, V6B 1P1, Canada (the "**Seller**" or "**Kalen**"), and its relevant subsidiaries, including but not necessarily limited to Kalen Capital Holdings LLC

AND

LIGHT QUANTUM ENERGY HOLDINGS, a company incorporated and registered in the Cayman Islands with company number MC-330103 whose registered office is at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104 Cayman Islands (the "**Buyer**" or "**LQE**")

WHEREAS

(A) The Company has an issued share capital of 53,196,799 shares of common stock, par value US$0.001 quoted on the OTC Markets Group, Inc.'s' OTCPINK Current Information (the "**Common Shares**").

(B) The Seller is the owner, or is otherwise able to procure the transfer, of the legal and beneficial title to the Sale Shares.

(C) The Seller has agreed to sell and the Buyer has agreed to buy the Sale Shares subject to and on the terms and conditions of this Agreement.

IT IS AGREED

1. INTERPRETATION

1.1 The following definitions and rules of interpretation in this Clause apply in this Agreement:

"Accounts"	means the (i) audited financial statements of the Company for the accounting period ending on the Accounts Date and (ii) the unaudited financial statements of the Company for the accounting periods ending on 30 November 2020, 28 February 2021 and 31 May 2021, as provided to the Buyer in the agreed form.
"Accounts Date"	means 31 August 2020.
"Affiliates"	means, with respect to any person, any other person that, directly or indirectly, controls, is controlled by or is under common control with, such specified person through one or

2

16 more intermediaries or othe 1 wise . For the purposes of tliis definition, 11 control" means, where used wHh respect to any person, the possession 1 directly or indirectly 1 of the power to direct or cause the direction of the management and policies of such person, whether thrnugh the ownership of voting securities, by contract or othenvise, and the terms 11 control 1 ing 11 and "controlled 11 have correlative meanings . 11 Breach 11 bas the meaning given to it in Clause 6.3. "Business Day" means a day other than a Saturday, Sunday or public holiday in Canada, the Cayman Islands, or the United States of Amedca when banks are n 01 mally open for business in those jttdsdictions . "Canadian Dollars" or "CAD,, means the lawful cmrency of Canada. "Claim" 11 Common Shares 11 "Company" "Company SEC Reports" 11 Completion 11 *'Completion Date" "Compulsory Wa1•rant Transfer 11 11 Consideration 11 11 Consents 11 "Controlling Interest 11 11 Encumbrance 11 means a claim for breach of any of the WmTanties. has the meaning given in the Recitals. means SolarWindow Technologies, Inc . , a Nevada coxporatfon, having its registered office at 9375 E . Shea Blvd . , Suite 107 - B, Scottsdale, AZ 85260 . has the meaning given to it in Schedule I. means completion of the sale and purchase of the Sale Shares in accordance with this Agreement. means the date of this Agreement. has the meaning given to it in Clause 6.3 means the purchase price for tl1e Sale Shares to be paid by the Buyer to the Seller in accordance with Clause 3. has the meaning given to it in Schedule 1. means thel 1 olding by a person (other than the Buyer) of greater than 51 % of the issued capital of the Company or the ability to exercise greater than 51 % of the voting rights in the Company . means any interest or equity ofany person (including any right to acquire, option or light of pre - emption) or any mortgage, 3 ..........··.......,................. - - ·····..············•·"· - ·.......· - ····..····...· ..·....,,......._... ............... - ...······ - ··· - - - .................... - . - · - · ---- · - ·· - --- l•

17

charge, pledge, lien, assignment, hypothecation, security, interest, title, retention or any other security agreement or arrangement.

"Final Payment Deadline"	has the meaning given to it in Clause 3.3.
"Indemnified Parties"	has the meaning given to it in Clause 8.
"Initial Payment Deadline"	has the meaning given to it in Clause 3.2.
"Intellectual Property Rights"	means any patents, utility models, rights to inventions, copyright and related rights, moral rights, trademarks and service marks, business names and domain names, rights in get-up and trade dress, goodwill and the right to sue for passing off or unfair competition, rights in designs, rights in computer software, database rights, rights to use, and protect the confidentiality of, confidential information (including know-how and trade secrets), and all other intellectual property rights, in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world, owned, used or held for use by the Company.
"Losses"	has the meaning given to it in Clause 7.
"Non-Payment Event"	has the meaning given to it in Clause 5.1.
"Policies"	has the meaning given to it in Schedule 1.
"Proceedings"	has the meaning given to it in Schedule 1.
"Repurchase Completion"	has the meaning given to it in Clause 5.2.
"Repurchase Shares"	has the meaning given to it in Clause 5.1.
"Representatives"	means a person's directors, officers, partners, members, managers, directors, employees, agents, consultants, investors, stockholders, or advisers (including attorneys, accountants,

4

18 11 Sale Sharcs 11 "Seller's Bank Account 11 11 Warranties 11 11 W3rJ"30fS 11 consultants, bankers and financial advisers) and any representatives of those advisers. means the 33,032,288 Common Shares and 16,780,167 cash only Wanants and 1,781,750 cashless Warrants means the United States Securities Commission. means: or any other bank details, as instructed in writing from the Seller to the Buyer, from time to time, all fonns of tax and statutory, govemmental, state, federal, provincial, local, government or municipal charges, duties, imposts, contributions, levies, withholdi!lgs, or liabilities wherever chai·geable and whether of the United States or any other jurisdiction and any penalty, fine, surcharge, interest, charges, or costs relating to it . means the wananties set out in Schedule l for the Buyer and the Seller. means the warrants to purchase Common Shares in the Company. J .2 References to Clauses and Schedules are to the Clauses of, and Schedules to, this Agreement and references to paragraphs are to paragraphs of the relevant Schedule, 1.3 A person includes a natural person, corporate or unincmporated body (whether or not having separate legal personality). J.4 The Schedules fonn part of this Agreement and shall have effect as if set out in full in the body of this Agreement. 1.5 A reference to a company shall include any company, corporation, or other body corporate, wherever and however incorporated or established. I.6 A reference to writing or written includes fax but not email (unless othenvise expressly provided in this Agreement). 1.7 Any words following.the tenns including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of 5 •• • ••••••••••••'>•• 0 • _. H•••H •• >•• •• •• •• - ••••• HH,,.. ,,. ... ,, .. •••••••••••••• ••••• ••• 0 0 0 H•••• • •••••H .. ,,,,,..,,,, - •••••••• - - ..H•••• - "'• • - .,••• •• - - •• - •••••••"'' ,_,_,,.,,,. - - - • - •• - - ••••••• - ••• ••••••••••• - •"• - •

19 6 the words, description, definition, phrase or tenn preceding those terms . Where the context pennits, other and otherwise are illustrative and shall not limit the sense of the words preceding them . 8. References to a document in agreed fonn is to that document in the f 01 m agreed by the parties and initialed by them or on their behalf for identification . 9. A refe!'ence to a statute, statutory provision or subordinate legislation is a reference to it as it is in force as at the date of this Agreement . A refe 1 • ence to a statute or statutory provision shall include all subordinate legislation made as at tl 1 e date of this Agreement under that statute or statuto 1 y provision . 2. SALE AND PURCHASE The Seller shall sell with full title free from all Encumbrances and the Buyer shall buy the Sale Shares, togetherwith all rights that attach (or may in the future attach) to it including, in particular, the right to receive all dividends and distributions declared, made or paid on or after the date of this Agreement . 3. CONSIDERATION 1. The total consideration (the "Consideration") for the purchase of the Sale Shares shall be paid by the Buyer to the Seller in cash in accordance with Clause 3 . 2 in the sum of : (a) $47.50 million (Canadian Dollars) to be paid on or prior to the Initial Payment Deadline; and a (b) $16.5 million (Canadian Dollars) additional penalty if paid after the Initial Payment Deadline, but no later than the Final Payment Deadline. 2. Consideration shall be paid on the date that is one hundred twenty (120) calendar days after the date of this Agreement (or if such date is not a Business Day, tl 1 e next Business Day following such date) (the "Initial Payment Deadline") . 3. Payment of the Consideration may be defetTed by the Buyer for a period of an additional two hundred forty (240) calendar days from the Initial Payment Deadline (the "Final Payment Deadline") . Such defetTal shall be notified in writing from the Buyer to the Seller on or prior to the Initial Payment Deadline, unless otherwise mutually extended by both Parties . 4. All payments to be made to the Seller under this Agreement shall be made in Canadian Dollars by electronic transfer of immediately available funds to the Seller's Bank Account. Payment iii accordance with this clause shall be a good and valid discharge of the Buyer's obligations to pay the sum in question, and the Buyer shall not be concerned to see the application oftlie monies so paid.

20 7 4. COMPLETION 1. Completion shall take place on tl1e Completion Date. 2. At Completion the Seller shall deliver or cause to be delivered: (a) evidence from the Company's transfer agent that the Common Shares have been h·ansferred in the name of the Buyer as designated by the Buyer . If necessary, after Completion, the Seller shall also execute such other certificates or other documents reasonably necessa 1 y to transfer the Common Shares to the Bnyer . (b) evidence that the Warrants have been validly assigned to Buyer in accordance with the applicable Warrant Agreements . (c) a copy of the minntes of a meeting of the board of directors of the Seller (or in the alternative, a copy of a resolution passed by tlie board of directors of the Seller) authorizing tlie execution by the Seller of this Agreement and all other documents ancillary to it or the tra 11 Saetions contemplated in this Agreement, and appointing the relevant signatoiy or signatories to execute this Agreement and any such other documents on its behalf ; and 3. At Completion the Buyer shall: (a) deliver a copy of the resolution passed by the shareholders of the Buyer to approve the purchase of the Sale Shares pursuant to tl 1 is Agreement ; and (b) deliver a copy of the minutes of a meeting of the board of directors of the Buyer authorizing the execution by the Buyer of this Agreement and all other documents ancillary to it or the transactions contemplated in this Agreement, and appointing the relevant signatory or signatories to execute this Agreement and any such other documents on its behalf . 5. SHARE REPURCHASE 1. In the event that the Consideration has not been paid (the "Non - Payment Event") on the date of either : (a) the Initial Payment Deadline or the Final Payment Deadline without the Buyer having served a notice on the Seller in relation to exercising its right to deferred payment of the Consideration nuder Clause 3 . 3 ; or (b) the Final Payment Deadline, 2. Within five (5) Business Days after the occmTence of a Non - Payment Event, as per 5 . 1 , LQE shal l transfer, for nil consideration, the Repurchase Shares to Kalen (or its nominee) ("Repurchase Completion") . LQE shall ensure delivery of the items

21 8 set out in Clause 4.2 except tliat references in Clause 4.2 for the purposes of this Clause 5.2 only shall be construed as follows: (a) references to the Seller, shall be read as referring to the Buyer; (b) references to the Buyer, shall be read as referring to the Seller; (c) seferences to Conunon Shares or Sale Shares, shall be read as r•eferring to Repurchase Shares; and (d) references to Co_mp!etion, shall be read as referring to Repurchase Completion. 5.3 Upon the occmTence of Repurchase Ccmpletion, LQE and the Seller shall be released from all obligations under this Agreement. 6. WARRANTIES 6 , 1 The Seller, as the Seller is aware and to best of the Seller's knowledge and without any independent investigation or inquily, acknowledges that the Buyer is entering into this agreement on the basis of, and in reliance on, the Wa 1 Tanties . 2. The Seller warrants a 11 d represents, as the Seller is aware and to best of the Seller's knowledge and without any independentinvesligation or inquiry and to best oflhe Seller's knowledge to the Buyer that each Warranty is tme and accurate as at tl 1 e dale of tl 1 is Agreement . 3. Without prejudice to the Buyer's right to claim on any other basis, or to take advantage of any otber remedies available to it (including but not limited to the right to claim damages for breach of this Agreement, exercise ofthe Option and/ oreffecting tl 1 e Compulsory Warrant Transfer), in the event any Wa,rnnty proves to be untme, inaccurate or misleading (a 11 Breach 11 ), t]m Buyer may, in its absolute discretion, retain 468 , 750 cashless Warrants at $ 4 . 00 per share in its name, and shall be relieved of any obligation to pay any Consideration (or other consideration) to the Seller for such Warrants (a "Compulsory Warrant Transfer") . 4. Each of the Warranties is separate and, unless otherwise specifically provided, is not limited by reference to any other Wairnnty or any other provision in this agreement . 7. OPERATIONAL OBLIGATIONS OF THE OF BUYER 1. The Buyer undertakes that it shall not and shall procure that tl,e Company shall not do any of the following during the period between Completion and payment of the Consideration : (a) change or replace (or permit any change or replacement) of the articles of association of the Company;

22 (b) issue or pennit the issuance of new shares, wan·ants, options, or other securities which would increase the issued share capital of the Company by greater than 20% , W 1 less issuance of sucl 1 share capital is required for raising operating capital or enabling business operations ; (c) tenninate the appointment/ employment (as the case may be) of any of the persons who are, as at tlie date J,ereof, directors of the Company/ members of Executive Management of the Company, in each case, not including (i) lawful tem 1 ination of such person for cause, or (ii) circumstances where such persons voluntarily resign or retire, or (iii) circumstances where an appointment ofsuch persons is deemed necessaiy to advancing the business of the Company ; (d) appoint/ employ (as the case may be) of additional persons to the office of director of the Company / as a member of faecntive Management of the Company, except where such appointment is deemed necessary to advancing tl,e business of the Company ; {e) transfer, assign, or license to or from any third party any Intellectual Property Rights fundamental to the business of the Company, except where such transfer, assignmentJ or license agreements are deemed necessary to advancing the operations of the Company ; and (f) sell, transfer or otherwise dispose of any shares in the capital of the Company amounting to a Conh·olling Interest (or enter into an agreement to do so) . (g) incur capital expenditure of the Company that is consistent with its historical operating requirements. (h) Sell or dispose of any assets valued greater than $500,000. {i) Exercise any Wan - ants. G) Bon - ow any sum in excess of$!00 million (USD) or . - aise any equity finance in excess of$200 million (USD). 8. INDEMNIFICATION Whereas the Buyer is entering into this Agreement based on the Warranties of the Seller, from and after Completion, the Seller shall indemnify, defend and hold hmmless the Buyer and each of its Representatives (the 11 Buyer Indemnified Parties 11 ) from and against, and shall compensate and reimburse the lndenmified Parties for, any and all losses, claims, damages, penalties, fines, expenses or liabilities of any kind whatsoever (including attorneys' fees and expenses) (collectively, "Losses") incmTed by the Indenmified Parties (whether such Losses relate to a direct claim or a third party claim) as a result ofthe actions of the Seller . 9 ...........,.., .. ..................·········· ......................., - ,. - . · -- - ....................,...... --- ,, - · -- - ................,..... - - •·• - ·..········· - ••<• ------ ·· - --- ,.· - - ...· - - · -

23 Whereas the Seller is entering into this Agreement based on the Warranties of the Buyer, from and after Completion, the Buyer shall indemnify, defend and hold harmless the Seller and each of its Representatives (the "Seller Indemnified Parties") from an d against, and shall compensate and reimbw·se the Indemnified Parties for, any and all losses, claims, damages, penalties, fines, expenses or liabilities of any kind whatsoever (including attomeys' fees and expenses) (collectively, "Losses") incurred by the Indemnified Parties (whetl 1 er such Losses relate lo a direct claim or a third party claim) as a result of the actions of the Seller . FURTHER ASSURANCE The Seller shall promptly execute and deliver such documents, perfom 1 such acts and do such things as the Buyer may reasonably require from time to time for the purpose ofgiving full effect to this Agreement . 9. The Buyer shall promplly execute and deliver such documents, perfonn such acts and do such things as tlie Seller may reasonably require from time to time for the purpose of giving full effect to this Agreement . 10. ASSIGNMENT This Agreement i s personal to ci 1 e parties and neitl 1 erparty shall assign, transfer, mortgage, charge, declare a !lust of, or deal i n any other manner witl 1 any of its iight s and obligations under this Agreement without the prior written consent of the other party . 11. ENTIRE AGREEMENT This Agreement constitutes the entire agreement between the pa 1 ties and supersedes and extinguishes a]] previous discussions, correspondence, negotiations, drafts, agreements, promises, assurances, warranties, rnpresentations, ai 1 d understandings between them, whether written or oral, relating to its subject matter . 12. VARIATION AND WAIVER 1. No variation of this Agreement shall be effective unless it is in writing and signed by the parties (or their authorized representatives) . 2. No failure 01 · delay by a party to exercise any right or remedy provided under this Agreement or by Jaw shall constitute a waiver of that or any other 1 ight or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy . No single or partial exercise of such right or remedy shall prevent or restrict the further exercise of that or any other right or remedy . A waiver of any right or remedy under this Agreement or by law is only effective if it is in writing . 3. Except as expressly provided in this Agreement, the rights and remedies provided under lhis Agreement are in addition to, and not exclusive of, any rights orremedies provided by law . ::.:. 10 ...........................................................········ - - ·············...•·············••'o•... - ·. ················ - ·· - ····•·········· - - ···............········ - ..············ .•........ - ...·•· - -- ·······•········.. · - -

24 13. NOTICES 1. A notice given to a pa 11 y under or in connection with this Agreement shall be in writing and s!mll be delivered by hand, or sent by courier, or sent by email witl 1 receipt duly acknowledged by the recipient, in each case to the address or, as applicable, email address specified in this Clause 13 . J (or to such other address as that party may notify to the other pa 11 y in accordance with this Agreement) . The addresses for the service of notices are : For Kalen: F01· the at1entio11 of: Harmel S. Rayat Email: hsr@kale11capitaJ.com Address: Suite 700 - 688 West Hastings Street, Vancouver, BC, V6B JP] With a copy for information to: For Light Quan!um Energy Holdings: For the allention of: Email: Address: With a copy (for information only, and no/. lo conslitute notice) to: david.ramm@bakerbolts.com 2. Delivery of a notice is deemed to have taken place if delivered by hand, at the time the notice is left at the address, or if sent by fax or email, at the time of transmission, or if sent by post on the second Business Day after posting, unless such deemed receipt would occur outside business hours (meaning 9 . 00 am to 5 . 30 pm Monday to Friday on a day ciiat is not a public holiday in the place of deemed Teceipt), in which case deemed receipt will occur when business next starts iii tl 1 e place of receipt (and all references to time are to local time in the place ofreceipt) . 3. This Clause 13 does not apply to the service of any proceedings or othe,·documents in any legal action . 14. SEVERANCE 11 • • • • • l •• - • ••••••••••..••••••••• , .............••••••• - •••••• - ••••• •••....•,••••••• ••••••••• • - .. - ,,,..., ...,. .. ,, ..,,,,, ,_,••••• - • - •• - • . - ••••••• - •• • - ••••••••• - •••••••••••.. •••• --- ••"•• - • - •••••,••••• - - "••• -

25 If any provision or part - provision of this Agreement is or becomes invalid, illegal or unenforceable, it shalJ be deemed modified to the minimum extent necessary to make it valid, legal and enfol'ceable . Ifsuch modification isnot possible, the relevant provision or pa 1 t - provision shall be deemed deleted . Any modification to or deletion of a provision or pmt - provision under tl 1 is Clause shall not affect the validity and enforceability of the rest oftl 1 is Agreement . 15. COUNTERPARTS l 5.1 This Agreement may be executed in any number of cou 11 te 1 pa 1 ts, each of which when executed and delivered shall constitute a duplicate original, but all the counte 1 patts shall together constitute the one agreement . 2. Transmission ofan executed counterpait of this Agreement (but for the avoidance ofdoubtnotjusta signature page) by e - mail (in PDF, lPEG or other agreed format) shall take effect as delive,y of an executed counterpart of this Agreement . 3. No counterpa,t shall be effective until each party has executed and delivered at least one counte 1 part . 4. All parties to tl 1 is Agreement hereby agree that each party (or an authorised signatory on behalf of such pai - ty) may execute and otherwise authenticate this Agreement with an electronic signature . For the avojdance of doubt, parties agree that an electronic signature shall be given the same legal force and effect as a wet ink signarure, 16. THIRD PARTY RIGHTS No one other than a party to this Agreement, their successors and permitted assignees, shall have any right to enforce any of its terms. 17. GOVERNING LAW AND JURISDICTION 1. This Agreement and any dispnte or claim arising out of or in co,u 1 ection wrn, it or its subject matter or formation (including non - contractual disputes or claims) shall be governed by and construed in accordance with the law of British Columbia . 2. Each party i,rnvocably agrees that the Supreme Court of British Columbia shall have exclusive jurisdiction to settle any dispute or claim arising out of or in com,ection with this Agreement or its subject matter or formation (including non contractual disputes or claims) . This Agreement has been executed and is delivered and takes effecl on the date stated at the beginning of it. 12 ....................... - ...................... _ ... ............................. •· - - ···· - ····· ................ - ....... - · --- ·· ........... _

26 13 Signed and delivered for and on behalf of KALEN CAPITAL CORPORATION by Hannel S . Rayat, being a person so authorised to act on behalf of the company in accordance with the laws of Canada Witness Occupation: Signed and delivered for and on behalf of Light Quantum / Energy Holdings by ...'.':J." - o.kri... .! \ l=l,l;ing a person so authorised to act on behalf of the company in accordance - \ \ 1 ith the laws of lhe Cayman Islands ) -- 7 l ..... . <:;:.. k . ...... . . ) [insert signatOIJ' name], [title] in/1e pres_ence of a wit Hi. ?.' - !.n.... 1 '::J?.c:.!.... \ ttn \ ess Signature: Witness Name: Witness Address: ............................ . / O . . J . . ! . . , . z . . '. · . . M . . : n . . e . x . . e . o . : q . . / - J - o 62,t,,, - .;;n - - ."/l, P.(!9.f. :'? t:,'.J.( \ ,S,1wcrJ - sl) 7): .'!5J.! / . .F., /};(J;l;l o - /' k 0 rect 9.ff:'i.'. ... '.1:1.(!.n,t)j_(!_I - Witness Occupation:

27 14 SCHEDULE I WARRANTIES 1. The Selleris the sole legal and beneficial owner of the Sale Shares and is entitled to transfer the legal and beneficial title to the Sale Shares to the Buyer free from all Encumbrances, without the consent of any other person . 2. The Seller has the requisite power and authority to enter into and perfotm the transactions contemplated in this Agreement and the documents referred to in it (to which it is a pa 11 y), and such aforementioned documents constitute valid, legal and binding obligations on the Seller in accordance with their respective terms . 3. The execution and perfonnance by the Seller of the transactions contemplated in this Agreement and the documents refetTed to in it will not conflict with, breach or constitute a default under the (i) Seller's notice of atticles and a 1 ticles, (ii) any agreement, instrument, order, judgement or other resa'iction wl 1 ich binds lhe Seller or (iii) to the best of Seller's knowledge and without independent investigation or inquity, any law or governmental authorization applicable to the Seller or their respective businesses, propeities or assets, including the United States federal and state securities laws . 4. The Sale Slmres aro free from all Encumbrances. 5. No Encumbrance has been created, and no right has been granted to any person to require the Seller and no connnitment has been given to create an Encumbrance, in favor of any person affecting tl 1 e Sale Shares . 6. The common shares within the Sale Shares convey voting rights in the Company. 7. The Warrants are exercisable into a minimum of one (I) share of common stock in the Company for each Warrant, subject to adjustment as provided pursuant to the terms and conditions of each such Wan·ant . 8. So far as the Seller is aware, and to best of the Seller's knowledge, and without any independent investigation or inquiry, during the periods in which when Mr, Ha 1 mel Rayat was an officerofa director of the Company at various times from January I, 2018 through June 30 , 2020 , in Management or Directorsl 1 ip roles at the Conipany : (a) the Company conducted its business in the normal course unless otherwise disclosed in the Company's financial reporting ; (b) there!ms been no material disclosure of adverse changes in the tumove 1 ·, financial position or prospects of the Company which have not been disclosed in the Company's financial reporting ; (c) the Company has neither issued nor agreed to issue any share or loan capilal, and no dividend or otl 1 er distribution of profits or assets have been, or have been agreed to be, declared, made or paid by the Company which have not been disclosed in the Company's financial reporting ;

28

(d) neither the Company nor any of the Subsidiaries have borrowed or raised any money or given or taken any form of financial security, which have not been disclosed in the Company's financial reporting; and

(e) there has been no reduction in the value of the net assets of the Company determined in accordance with the same accounting principles and policies as those applied in the Accounts, which have not been disclosed in the Company's financial reporting.

(f) the Company has conducted its business in accordance with, and has acted in compliance with, all applicable laws and regulations of any relevant jurisdiction as per disclosures in the Company's financial reporting.

9. So far as the Seller is aware and to best of the Seller's knowledge, and without any independent investigation or inquiry, unless otherwise disclosed in the Company's filings, the Company has timely filed to the SEC all registration statements, prospectuses, forms, reports and other documents (including all exhibits, schedules and annexes thereto) required to be filed or furnished by it with the SEC (such documents and other any documents filed by the Company with the SEC, as may have been supplemented, modified or amended since the time of filing, including all information incorporated therein by reference, and also including those filed or furnished subsequent to the date hereof, collectively, the "**Company SEC Reports**"). So far as the Seller is aware and to best of the Seller's knowledge, and without any independent investigation or inquiry, as of their respective filing dates (or, if supplemented, amended or superseded since the time of filing, as of the date of the most recent supplement, amendment or superseding filing), (i) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) each of the Company SEC Reports complied as to form in all material respects with all applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002, as the case may be, and the applicable rules and regulations promulgated thereunder, in each case as in effect on the date of any such filing.

REPRESENTATIONS AND WARRANTIES BY BUYER

10. The Buyer has the requisite power and authority to enter into and perform the transactions contemplated in this Agreement and the documents referred to in it (to which it is a party), and such aforementioned documents constitute valid, legal and binding obligations on the Seller in accordance with their respective terms.

11. The execution and performance by the Buyer of the transactions contemplated in this Agreement and the documents referred to in it will not conflict with, breach or constitute a default under the (i) Buyer's constating documents, (ii) any agreement, instrument, order, judgement or other restriction which binds the Buyer or the Company or (iii) any law or governmental authorization applicable to the Buyer or the Company or their respective

15

29 businesses, properties or assets, including the United Stales federal and state secu1'ities laws. 12. In entering into tl 1 is Agreement, the Buyer has complied with all applicable laws of the United States and any applicable laws of any foreign jurisdiction . 13. Anything in this Agreement ta the contra 1 y notwithstanding, the parties acknowledge that the transaction contemplated in this Agreement is subject to the Company's insider trading and compliance policies . 16

This'is Exhibit "D" referred to in the Affidavit of Harmel Rayat, sworn to before me on 1 t ? May 1 † : 2023, .11,11,tt ,,: , r p/l,r:J,/Y.r!/// alj,,,,f?i(V/ A/;ohimissioner for taking 1 affidavits for (_/ British Colurtjbia WARRANT ASSIGNMENT AND ASSUMPTION AGREEMENT This Warrant Assignment and Assumption Agreement (this uAgrcement' 1 ) is entered into as of December 8 , 2021 by and among Kalen Capital Corporation, a corporation formed and existing under the Jaws of the Province of Alberta, Canada eKCC"), Light Quantum Energy Holdings, Limited, a company incorporated and registered in the Cayman Islands with company number MC - 330103 ( "LQE" ), and solely for purposes of Section 3 , of this Agreement, SolarWindow Technologies, Inc . , a Nevada corporation (the "Company'') . KCC, LQE and t 11 e Company are sometimes herein referred to individually as a 11 Party"and collectively, as the"Parties, 1 1 WHEREAS, KCC is the registered owner of warrants to purchase up to an aggregate of 18 , 561 , 917 shares of the Company's common stock as more fully set fmtb in Exhibit A hereto which is incorporated herein (collectively, the "KCC Company Warrantsn) ; WHEREAS, KCC and the KCC Subsidiaries are party to that certain Agreement, dated as of even 30 3 11 date herewith as amended (the Purchase and Sale Agreemcnt1'), pursuant to which, KCC will sell, or cause its subsidiaries (the "KCC Subsidiaries")to sell, to LQE, and LQE will purchase from KCC, or the KCC Subsidiaries, as the case may be : (a) an 32 , 984 , 331 shares ofthe Company's common stock registered in the name of KCC or the KCC Subsidiaries and (b) each of the KCC Company Warrants ; and WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase and Sale Agreement, KCC is to transfer and assign toLQE !he KCC Company Warrants in accordance with the tenns and conditions of the applicable agreements governing such KCC Warrants ; and WHEREAS, this Agreement is being delivered by KCC pursuant to Clause 4.2 of the Purchase and Sale Agreement. Now, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows: 1 , RECITALS PART OF AGREE ; i . IENT . The representations) covenanls and recitations set forth in the foregoing recitals are material to this Agreement and are hereby incorporated into and made a part of this Agreement as though they were fully set forth in this Section 1 . 2. ASSIGNMENT AND ASSUMPTJON . Subject to the execution and delivery of the Purchase and Sale Agreement, (a) KCC hereby assigns and conveys to LQE the KCC Warrants and all of its right title and interest in, to, or under the KCC Warrants (the O Assignment' 1 ), and (b) LQE hereby accepts the foregoing assignment and assumes and agrees to p_erform all of the obligations ofKCC under the KCC Warrants (the 11 Assumption' 1 ) . 3. CONSENT . The Company hereby consents to the Assignment and Assumption on the tenns set forth in this Agreement, subject nevertheless and at a 11 times to all of the provisions, covenants, agreements, tellTls and conditions of the KCC Warrants . 4. REPRESENTAT10NS OF EACH PARTY. Each Party hereby represents and warrants to the others that the execution} delivery and performance of this Agreement by such Party does not and will not: (i) violate, conflict with or result in the breach of the organizational documents of such Party; (ii) conflict with or violate any law or governmental order applicable to such party; or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would

31

become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the triggering of any payments or result in the creation of an encumbrance on any property or asset of the such Party pursuant to, any of the terms, conditions or provisions of any contract, commitment, understanding or arrangement by which the such Party is or may become bound, any material permit of the such Party or any material permit pursuant to which any of the assets or properties of the undersigned is bound or subject.

5. SECURITIES LAW ACKNOWLEDGEMENTS.

5.1 Restricted Securities. LQE understands that the KCC Warrants and the shares issuable upon exercise thereof (the "**Warrant Shares**") have not been registered, and that there is no present intention to register such securities, under the Securities Act of 1933 as amended; LQE further understands that the KCC Warrants and the Warrant Shares are "restricted securities" under applicable United States federal and state securities laws and that, pursuant to these laws, LQE must hold the Warrants and the Warrant Shares indefinitely unless they are registered with the US Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. LQE acknowledges that the Company has no obligation to register or qualify the KCC Warrants or the Warrant Shares for resale except as provided under a registration rights agreement governing such registration. LQE further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the KCC Warrants or the Warrant Shares, and on requirements relating to the Company which are outside of KCC's control, and which the Company is under no obligation and may not be able to satisfy.

5.2 Legends. LQE understands that certificates representing the KCC Warrants and the Warrant Shares and any securities issued in respect of or in exchange for the Warrant Shares may bear any one or more of the following legends: (a) any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate bearing such legend; and (c) the following legend:

> THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

6. GENERAL PROVISIONS.

6.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and are binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2

32 3 3. Titles and Subtitles . The titles and subtitles used in this Agreement are for convenience only and are not lo be considered in construing or interpreting this AgreemenL 4. Notices . All notices and other communications given or made pursuant io this Agreement shall be iTI writing and shall be deemed effectively given upon the earlier of actual receipt or : (a) upon personal delivery to the party !o be notified, (b) when sent, if sent by electronic mail, other electronic means approved by the party to be notified or facsimile during normal business hours of the recipient, and if not sent dunng normal busmess hours, then on the recipient's next . busmess day, (c) f 1 ve (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (!) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt . AU communications shall be sent to the parties at the addresses set forth on the signature pages to this Agreement or to such physical or electronic mail address or facsimile number as subsequently modified by ,vritten noticegiven in accordance with this Section 6 . 4 . 5. Amendments and Waivers . Any tenn of this Agreement may be amended, terminated or waived only with the written consent of all of the Parties . 6. Severability . In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality I or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent pennitted by law . 7. Delays or Omissions . No delay or omission to exercise any rigl 1 t, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such non breaching or non - defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, norshall any waiver of any single breach ordefaultbedeemed a waiver of any other breach or default theretofore or thereafter occurring . AH remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative . 8. Entire Agreement . This Agreement (including the Exhibits hereto) and the Purchase and Sale Agreement constitute the full and entire understanding and agreement between KCC and LQE with respect to the Assignment and the Assumption of the KCC Warrants and the rights U,ereunder, and any other prior written or oral agreement relating thereto existing between thesuch Parties is expressly replaced by this Agreement . 9. Further Assurances, At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as such other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otber 1 .. vise carry out the intent of the parties hereunder . 10. Remedies . In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages . each of the Parties will be entitled to specific perfonnance under this Agreement, The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific perfonnance of any such obligation thedefense tl 1 at a remedy at law would be adequate . Any Party hereto seeking an injunction or injunctions to prevent breaches of this

33 4 Agreement and to enforce s·pecifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction. 11. WAIVEROFJURYTRIAL . IN ANY ACTION,SUIT,ORPROCEEDINGIN ANY WRISDJCTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, JRREVOCABLY AND EXPRESSLY WAJVES FOREVER TRJAL BY WRY . 12. Governing Law ; Jurisdiction . This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflict of law principles that would result in the application of any Jaw other than the Jaw of the State ofNew York . In any action among or between any of the parties arising out ofor relating to this Agreement 1 each of the parties (a) irrevocably and unconditionally consents and submits to the exclusivejurisdiction and venue ofany New York state or the United States federal court sitting in The City and County ofNew York, (b) waives any objection to laying venue in any sueh action or proceeding in such courts, and (c) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party . (Remainder of Page J111e11tiona//yLeft Blank)

34

IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of the date first written above.

Kalen Capital Corporation

By:
Name: Harmel S. Rayat
Title: President

Address for Notice:
Kalen Capital Corporation
688 West Hastings Street
Suite 700
Vancouver, BC, V6B 1P1
Canada
Attention: Harmel S. Rayat
Email: hsr@kalencapital.com
Telephone: (604) 757-6565

Light Quantum Energy Holdings Limited

By:
Name: John Rhee
Title: Director and Authorized Signatory

Address for Notice:
Light Quantum Energy Holdings Limited
c/o Maples Corporate Services Limited
PO Box 309
Ugland House
Grand Cayman
Attention: John Rhee
Email:johnrhee011@gmail.com
Telephone: +82 10 4115 3737

SolarWindow Technologies, Inc.
Solely for Purposes of Section 3

By:
Name: Jatinder S. Bhogal
Title: Chief Executive Officer and Chairman

Address for Notice:
SolarWindow Technologies, Inc.
9375 E. Shea Blvd
Suite 107-B
Scottsdale, AZ 85260
Attention: Jatinder S. Bhogal
Email: jsbhogal@solarwindow.com
Telephone: (800) 213-0689

5

35 6 Exhibit A No. of Warrants Assigned Warrant Series Issuance Date Total Warrants M - 0001 12/7/2015 146,000 146,000 M - 0002 12/7/2015 100,000 100,000 N - 0001 12/31/2015 767,000 767,000 P - 0001 2/18/2016 40,000 40,000 P - 0002 3/1/2016 36,500 36,500 P - 0030 3/31/2016 88,500 88,500 P - 0029 3/25/2016 48,500 48,500 R - 0002 6/20/2016 468,750 468,750 S - A (S - 000 I) 7/24/2017 300,000 300,000 T - 0001 11/26/2018 16 566 667 16,566 667 Total 18,561,917 18,561,917

This is Exhibit "E" referred to in the Affidavit of Harmel Rayat, sworn to before meinay 1 , 2022 d.'cY/" vt I f?t f¥ - t, , - , 9 1 / A 80 missioner for takin affid vits for {/ British Columbia 36 CORRECTIVE AMENDMENT TO AGREEMENT FOR THE PURCHASE OF SHARES OF SOLARWINDOW TECHNOLOGIES, INC. THIS CORRECTIVE AMENDEMENT made as of - ---- 2021 (the "Conective Amendment"), to the Agreement dated _, 2021 (the "Agreement") between KALEN CAPITAL CORPORATION, a company incorporated and registered in Canada whose registered office is at 688 West Hastings Street, Suite 700 , Vancouve 1 ; BC, V 6 B 1 Pl, Canada (t h u e seller 11 or 11 Kalen 11 ) . and its re]evantsubsidiaries, including but not necessarily limited to Kalen Capital Holdings LLC and LIGHT QUANTUM ENERGY HOLDINGS, a company incorporated and registered in the Cayman Islands with company nwnber MC - 330103 whose registered office is at c/o Maples Corporate Services Limited, PO Box 309 , Ugland House, Grand Cayman, KYl - 1104 Cayman Islands (the "Buyer" or "LQE"), 1. RECITALS: Section A of the Recitals to the Agreement is hereby deleted in its entirety and the following subslituled in lieu thereof: "The Company bas an issued share capital of 53 ,l 98 , 399 shares of common slack, par value US $ 0 . 00 I quoted on the OTC Markets Group, Inc . 's' OTCPINK Current Information (the "Common Shares 11 )," 2. INTERPRETATION: The definition of "Sale Shares" in Section 1.1 of the Agreement is Jiereby deleted and the following substituted in lieu thereof: '"'SaleShares" means tbe 32,984,331 and I 6,780,167 cash only Wall'ants and 1,781,750 cashless Wananls." 3. INDEMINIFICATJON: Section 8 ofthe Agreement is hereby deleted and the following substituted in lieu thereof: "Whereas the Buyer is entering inlo this Agreement based on the Wall'anties of the Seller, from and after Completion, the Seller shall indemnify, defend and hold ba 1 mless !he Buyer and each of its Representatives (lhe 11 Buyer Indemnified Parties") from and against, and shall compensate and reimburse the Indemnified Parties l

37 2 for, any and all losses, claims, damages, penalties, fines, expenses or liabilities of any kind whatsoever (including attorneys' fees and expenses) (collectively, "Losses") incun·ed by the lndenmified Parties (whether such Losses relate to a direct claim or a third party claim) as a result of the actions of the Seller . Whereas the Seller is entering into this Agreement based on the Wa 1 Tanties of the Buyer, from and after Completion, the Buyer shall indemnify, defend and hold haim!ess the Seller and each of its Representatives (the "Seller Indemnified Parties") from and against, and shall compensate and reimburse lhelndemnifiedParties for, any and all losses, claims, damages 1 penalties, fines, expenses or liabilities of any kind whatsoever (including attorneys' fees and expenses) (collectively, ''Losses") incmTed by the lndenmified Parties (whether such Losses relate to a direct claim or a third party claim) as a result of the actions of the Buyer . " 4. EFFECTIVE DATE : This Corrective Amendment shall be effeclive for all purposes as of the amendment date first above stated . 5. NO OTHER AMENDMENTS : Capitalized terms used in this CmTective Amendment not otherwise defined shaJI have the meaning ascribed to such terms in the Agreement . Except as modified by this Corrective Amendment, all of the terms and provisions of the Agreement are hereby expressly mtified and confirmed and shall remain in force and effect . 6. COUNTERPARTS : This Con - ective Amendment may be executed in any number of counterparts, each of which shall bedeemed to be an original and together shall be deemed to be one and the saine document . SIGNATURE PAGE FOLLOWS

38

Signed and delivered for and on behalf of **KALEN CAPITAL CORPORATION** by Harmel S. Rayat, being a person so authorised to act on behalf of the company in accordance with the laws of Canada	))))))	.... Harmel S. Rayat, President

in the presence of a witness:

Witness Signature: ....

Witness Name: EMERALDA P-CALIMAG

Witness Address: S120, 621 E 7TH AVE.
VANCOUVER BC
V5T 1N9

Witness Occupation: FINANCE & ACCOUNTING MANAGER

Signed and delivered for and on behalf of **Light Quantum Energy Holdings** by ..John Rhee.. being a person so authorised to act on behalf of the company in accordance with the laws of the Cayman Islands	)))))	.... *[insert signatory name]*, *[title]* John Rhee Director in the presence of a witness:

Witness Signature: ....

Witness Name: Hyesun Choi

Witness Address: 101, 18, Maeyeoul-ro 68 beon-gil, Yeongtong-gu, Suwon-si, Gyeonggi-do, Republic of Korea

Witness Occupation: office manager

3

39 CONSENT TO HAVE AGREEMENTS FJLED AS EXHIBJTS TO FORM 8 - K To; SolnrWindow Technologies, Inc. Attention: Board ofDirectors ,Reference is hereby mnde to that certnin Agreement date ns of A, 2021 (the "SPA'') by and omong Kalen Capital Corporation C'KCC"), a company formed nnd existing under !he laws of British Columbia, C . 'U 1 ada ("KCC"), and its relevant subsidiaries, wholly - owned by Hannel S . Rayal ("Mr . Rayat'') and Light Quantum Energy Holdings Ltd . a company incorporated and registered in the Caymnn Islands (''LQE"), lhcoutstanding voting secu 1 itics of which 0 are wholl)• - owned by John Rhee ("l \ - Ir. Rhee") and his common - lnw spous d lhc corrcclh•c amendment thereto dated thesame date thereof (the "Corrccth • c Amendment"), pursuant lo, ; hich LQE purchased from KCC and KCC sold to LQE (i) 32 , 984 , 331 shares of the common stock (the "SI 1 urcs f SolarWindow Technologies, Tne . {the "Company"), (ii) I 6 , 780 , 167 cash only warmnls to purchase up lo 16 , 780 , 161 , † lmres and (iii) 1,781,750 cashless warrants lo purclrnse up lo 1,781,750 Slmres. fjf - Completion of lhe SPA, ns amended, bas resulted in a "change of control" of the Company . Th e undersign acknowledge that the Company js required to [iJe a current Form 8 - K with the US Securities . ind Exchange Commission with respect to such chnngeofconfrol . Ia com 1 ec!ion therewith each of<he undersigned agree and hereby consent to the Company's filing of each orthe SPA and lhe Correc 1 ive Amendment as exhibits to such Form 8 - K and lo suc h olhei - regulatory filings which, in the reasonable judgment of the Company, require it to file lhc SPA and lhe Corrective Amendment as exhibits . This Consent may be executed in two (2) or more counterparts, each of which shall be deemed an original 1 but all of which together slmll constitute one and the same the same instrument . Counlerp : ll'ts may be delivered via elt : ctronic mail (including pdf 01 • any electronic signature complying with the U . S . federal ESIGN Act of 2000 , e . g . , www . docusign . com) or other tnmsmission method and any counterpart so deli \ 'ered shall be deemed lo have been duly and validly delivered and be valid and effoclive for all purposes . IN VVJTNESS \ VHEREOF, the undersjgned have executed and delivered this Consent effective as of the latest date set faith below. KALEN CAPITAL CORPORATION N T sident and Sole LlGHT QUANTUM ENERGY HOLDINGS LTD. I / -- 2 ,,. By: ' - _ - .._. ,.f• - ' - - ·d,_, _ Name: John Rhee Title: Duly Authorized Signatory Date: November , 202l Date: November , 2021

40

Worldwide Stock Transfer, LLC

This is Exhibit "F" referred to in the Affidavit of Harmel Rayat, sworn to before me on May 16, 2022

A Commissioner for taking affidavits for British Columbia

TRANSFER INSTRUCTIONS FORM

Please complete this entire form. Laws have changed and all of this information will be required to be provided as of January 1, 2011. If the information is not provided, after January, 2011, the transfer request may be rejected

Company Name: SolarWindow Technologies, Inc.

Transfer Instructions

Certificate # being Transferred: Book Total Number of Shares: 14,348,400

Current Holder(s) : Kalen Capital Corporation
Address of Current Owner(s): 9375 West Shea Blvd., Suite 100, Scottsdale, AZ 85260
EIN or SSN of Each Current Holder: 42-1770808 (Canadian)

This certificate is made up of the following tax lots:

# of shares ______ were acquired on (date) ______ at a cost basis of $ ______ # of shares
______ were acquired on (date) ______ at a cost basis of $ ______ # of shares
______ were acquired on (date) ______ at a cost basis of $ ______

NEW REGISTRATION REQUEST

If transferor does not specify which lots are to be transferred to whom, the FIFO method or equal division may be used by the transfer agent. In the case of inheritance transfer, shares will be equally divided among recipients unless otherwise instructed by estate representative. If no cost basis is provided, transfer is assumed to be a gift and the fair market value will be reported in accompanying statements.

*** Transfer Agent is required, by law, to pass through cost basis information to all "applicable persons", under Cost Basis Reporting, signed into law through the Emergency Economic Stabilization Act of 2008.

New Shareholder Registration: LIGHT QUANTUM ENERGY HOLDINGS
New Address(es): C/O Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-104 Cayman Islands
Total Shares Being Transferred: 14,348,400

EIN OR SSN: LIGHT QUANTUM ENERGY HOLDINGS is a foreign entity and does not have a United States EIN or SSN.

Are these shares a Gift? Y[ ] N[X] Are the recipients inheriting the shares from an estate? Y [ ] N [X]

Does this transfer qualify as a wash sale? Y [ ] N [X]

If the shares are being acquired, acquisition Date: December 8, 2021 at a cost of CDN$20,662,500, subject to adjustment

If the shares are to be issued in book, please provide an email address: johnrhee011@gmail.com

Print Name: Kalen Capital Corporation

By: [signature]
Name: Harmel S. Rayat
Title: President and Sole Owner

RUDOLF J. KISCHER
Barrister & Solicitor
Maynard Kischer Stojicevic
600 - 688 West Hastings Street
Vancouver, British Columbia V6B 1P1
Tel: 604-632-0188 Fax: 604-632-0182
A Commissioner of Oaths and Notary Public in and for the Province of British Columbia

Medallion Stamp Here

Notarization of Holders Signatory and Indemnification by Issuer is provided in lieu of Medallion Signature Guarantee

Witnessed December 8, 2021 [signature]

For Registration / Ownership changes – The owner of the certificates must have their signature "Medallion Guaranteed" by an approved bank, broker, or other financial institution associated with the medallion program, such as STAMP, SEMP, or MSP

One University Plaza - Suite 505 - Hackensack, NJ 07601
Ph: (201) 820-2008 Fax: (201) 820-2010 www.wwstr.com

41

Worldwide Stock Transfer, LLC

TRANSFER INSTRUCTIONS FORM

Please complete this entire form. Laws have changed and all of this information will be required to be provided as of January 1, 2011. If the information is not provided, after January, 2011, the transfer request may be rejected

Company Name: SolarWindow Technologies, Inc.

Transfer Instructions

Certificate # being Transferred· Book Total Number of Shares· 18,635,931

Current Holder(s) : Kalen Capital Holdings LLC
Address of Current Owner(s): 9375 West Shea Blvd., Suite 100, Scottsdale, AZ 85260
EIN or SSN of Each Current Holder: 37-1690194

This certificate is made up of the following tax lots:

# of shares	were acquired on (date)	at a cost basis of $	# of shares
	were acquired on (date)	at a cost basis of $	# of shares
	were acquired on (date)	at a cost basis of $	

NEW REGISTRATION REQUEST

If transferor does not specify which lots are to be transferred to whom, the FIFO method or equal division may be used by the transfer agent. In the case of inheritance transfer, shares will be equally divided among recipients unless otherwise instructed by estate representative. If no cost basis is provided, transfer is assumed to be a gift and the fair market value will be reported in accompanying statements.

*** Transfer Agent is required, by law, to pass through cost basis information to all "applicable persons", under Cost Basis Reporting, signed into law through the Emergency Economic Stabilization Act of 2008.

New Shareholder Registration: LIGHT QUANTUM ENERGY HOLDINGS
New Address(es): C/O Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-104 Cayman Islands
Total Shares Being Transferred: 18,635,931

EIN OR SSN: LIGHT QUANTUM ENERGY HOLDINGS LIMITED is a foreign entity and does not have a United States EIN or SSN.

Are these shares a Gift? Y [ ] N [X] Are the recipients inheriting the shares from an estate? Y [ ] N [X]
Does this transfer qualify as a wash sale? Y [ ] N [X]

If the shares are being acquired, acquisition Date: December 8, 2021 at a cost of CDN$26,837,500, subject to adjustment.

If the shares are to be issued in book, please provide an email address: johnrhee011@gmail.com

Print Name: Kalen Capital Holdings LLC

By: [signature]
Name: Harmel S. Rayat
Title: President

RUDOLF J. KISCHER
Barrister & Solicitor
Maynard Kischer Stojicevic
600 - 888 West Hastings Street
Vancouver, British Columbia V6B 1P1
Tel: 604-632-0188 Fax: 604-632-0182
Commissioner of Oaths and Notary Public in and for the Province of British Columbia

Medallion Guarantee Stamp

Notarization of Holders Signatory and Indemnification by Issuer is provided in lieu of Medallion Signature Guarantee

Witnessed December 8, 2021 [signature]

For Registration / Ownership changes – The owner of the certificates must have their signature "Medallion Guaranteed" by an approved bank, broker, or other financial institution associated with the medallion program, such as STAMP, SEMP, or MSP

One University Plaza - Suite 505 - Hackensack, NJ 07601
Ph: (201) 820-2008 Fax: (201) 820-2010 www.wwstr.com

42

This is Exhibit "G" referred to in the Affidavit
of Harmel Rayat, sworn to before me on
May 16, 2022

A Commissioner for taking affidavits for
British Columbia

5/5/22 , " 4:47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO 43 CORPORATE TECHNOLOGY PARTNER GALLERY l iHI .D NEWS INVESTORS SUSTAINABILITY CONTACT [ml SOI.AR GALLERY NEWS INVESTORS ! ;?. W SUSTAINABILITY CONTACT f(»rmer lG Executh,el!ii it@ leaid Solia!rWindow Mainuf©Jctl!Jlrong; New M©lj@rity Shareholder Appoorirtt:ed Ch©JirmaD'il & C!EO St@tts©lal@, Arri.:€1lifll<ii Se@l!.!l[, S@l!.!l'di IK@rea - Jiiliflll!.!liilry 14, 2022 - SolarWindow Technologies, Inc. (Symbol: WNDW) today announced that Mr. John Rhee has been elected to serve as its Chairman of the Board of Directors and Chief Executive Officer, in addition to his current role as President of SolarWindow. Mr. Rhee also serves as Managing Director of Light Quantum Energy Holdings, a company owned by Mr. Rhee and his immediate family, which last month acquired nearly 72% of SolarWindow shares on a fully diluted basis. Mr. Rhee's first action as SolarWindow CEO is the appointment of former senior executives at LG Fuel Cells, LG Display, and LG Electronics, to lead SolarWindow into manufacturing. "Today, SolarWindow strengthens our position with the leadership of Dr . Chung and Mr . Kirn, who at LG pioneered manufacturing methods, engineered state of - the - art production lines, and collectively oversaw 50 , 000 employees to produce over $ 30 billion in technology products," explained Mr . John Rhee, SolarWindow Chairman & CEO . Mo 111 Mfadl! . !l, 00 'ig 1 Elect[fidty_ : iGe 11 erntiu 1 g INaistks 11 < IG! ; ,,aJ ; rn S@[illrrWim : l@w Promoted to S<l : ll ; ,iwl/ \ iirnfll@w (!l'iief ied,[(l@l@gy f . '»'ulikew, liwo ll& 1 . Jl 1 ile Cll'i,mg is a C - leve[ executive with 30 years of multinational experience in intellectual j : hllps://www.sotarwindow.com/2022/01/former_lg_execulives_to_lead_solarwindow_manufacturing_new_majority_shareholder_appoinled _ch airman_c ... : 1/8 , 1 ,

<r 515122, '4:47 PM Former LG Executives lo Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO 44 CORPORATE TECHNOLOGY PARTNER GALLERY NEWS INVESTORS Chief Executive Officer at LG Fuel Cell Systems, and Chief Technology Officer at LG Display, a business unit reporting over $ 20 billion in annual SUSTAINABILITY than sales and supported by more 15,000 patents. Dr. Chung holds · more than 160 patents with nearly 300 applications in - process. He has authored over 130 CONTACT Dr. In Jae Chung ChiefTechnology Officer SolarWindow Technologies, Inc. scientific journal articles and book chapters, and is recipient of numerous awards for outstanding technical accomplishments from the Society for Information Display, and South !{area's National Academy of Engineering and its Defense Industry Association . Dr . Chung is an accomplished engineer with deep technical know - how of renewable energy products and the formulation and commercial - scale application of complex chemistries on to glass and plastics . Throughout his career, he has been widely respected as an award - winning innovator . Mwo C!u . olw@@ !{im ii<lls lbJl'i!eoi! <Ol[PJ(OJ@nmi : 1 ; tl t@ Gl@lbli<!! [l)i! ƒ @d@ir, 1 'e« : hi 1 @ 1 @gy @n©l IPR'©© 1 Q)Jd OB 11 Wi@V@id@u 11 ; a position previously held by Dr . Chung . Mr . Kim formerly served as Vice President at LG Electronics and Vice President LG Display, where during his tenure he oversaw over 20 , 000 employees and $ 10 billion in production volume for complex manufacturing of select consumer technology products . Mr, Kim is an experienced, hands - on operations leader who he consistently exceeded production targets and outperformed budget goals at LG _Electronics and LG Display by engineering and implementing manufacturing efficiencies, including High Level Assembly Manufactui - ing Solutions. 11 htlps://www.solarwindow.com/2022/01/former_lg_execuUves_to_lead_solarwindow_manufacluJing_new_majority_shareholder_appointed_ cha irman_ c.. 2/8 I

5/5/22, 4:47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO
45

CORPORATE TECHNOLOGY PARTNER GALLERY

NEWS INVESTORS SUSTAINABILITY CONTACT

SolarWindow Majority Shareholder Appointed as Chairman & CEO

Mr. John Rhee previously served as the Company's President and Director and now additionally assumes roles of Chairman of the Board of Directors and Chief Executive Officer. Last month, through Light Quantum Energy Holdings, Mr. Rhee and his immediate family acquired nearly 72% of shares of SolarWindow (on a fully diluted basis) to become the majority owners of the Company.

Mr. Rhee serves on the Investment Committee of the Barbara Bush Foundation, and formerly served as Chief Financial Officer of the Nobel Sustainability Trust. Previously, Mr. Rhee was Executive Director at SoftBank, served as a senior advisor to the Government of South Korea, and today is a global sustainability investor-advocate with a history of philanthropy.

Mr. Rhee was attorney with Davis Polk and Wardwell in New York, a leading corporate law firm specializing in capital markets, and earlier, clerked for the White House Legal Counsel's Office. Mr. Rhee has a J.D. from Yale Law School where he was distinguished as a John M. Olin Law and Economics Scholar, and holds a bachelor's degree from Cornell University.

During his earlier tenure as President of SolarWindow, Mr. Rhee built SolarWindow operations in South Korea, strengthened and expanded the management team, introduced LiquidElectricity™ to strategic multinational corporations, and enabled important technology advancements.

Making way for Mr. Rhee, the Company's former Chairman and Chief Executive Officer, Mr. Jatinder S. Bhogal exits SolarWindow to continue his work in disruptive technologies and new venture development. Mr. Bhogal continues to support SolarWindow as an advisor.

"Mr. Bhogal has played an important role at SolarWindow for more than a decade, identifying, developing, and securing technology, raising capital, and attracting top-tier talent. We are grateful for his many contributions and wish

https://www.solarwindow.com/2022/01/former_lg_executives_to_lead_solarwindow_manufacturing_new_majority_shareholder_appointed_chairman_c... 3/8

5/5/22, 4:47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO
46

CORPORATE TECHNOLOGY PARTNER GALLERY

NEWS INVESTORS SUSTAINABILITY CONTACT

conditions: (a) Deferred payment obligations of Light Quantum Energy Holdings (the "Buyer") to Kalen Capital Corporation and its relevant subsidiaries (the "Seller"); (b) Financial penalties payable by the Buyer to the Seller under certain conditions; (c) Operating covenants imposed on the Buyer by the Seller until such time that all payment obligations of the Buyer are satisfied; (d) Obligations of the Buyer to return all securities to the Seller in the event that the Buyer is unable to satisfy payment obligations to the Seller; and (e) Others. There is no assurance that the Buyer will satisfy deferred payment obligations to the Seller. Mr. John Rhee serves as Managing Director of Light Quantum Energy Holdings, a company owned by Mr. Rhee and his immediate family. Details of the transaction, including deferred payment provisions, operating covenants, and default remedies are provided in the Company's 8-K filed on December 14, 2021, available at SEC.gov and at www.SolarWindow.com.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 116 granted and in-process trademark and patent filings, SolarWindow targets applications beyond conventional solar panels. The Company's LiquidElectricity™ can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity™ has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

https://www.solarwindow.com/2022/01/former_lg_executives_to_lead_solarwindow_manufacturing_new_majority_shareholder_appointed_chairman_c... 4/8

• 5/5122, :47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO 47 CORPORATE TECHNOLOGY PARTNER GALLERY NEWS INVESTORS SUSTAINABILITY CONTACT www.solarwindow.com . To receive future press releases via email, please visit: httP.://solarwindow.com/ioin - our - email - list/ . Follow .us on Twitter @solartechwindow, or follow us on Facebook. To view the full HTML text of this release, please visit: httP.://solarwindow.com/media/news - events/ . S@di;lll M®©1o;,i 1Diisdi;llimerr i>lD'l©1 ir@rwi1irn1 - l@oknD'lg S11:i;ll11:emei'llts SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website ( httr:1s://www.solarwindow.com/investors ) , through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page ( httr:1s://www.facebook.com/SolarWindowTechnologies ) and LinkedIn page ( httgs://www.linkedin.com/comgany/solar - window - technology1 ) in order to achieve broad, non - exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time. No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities . This release contains forward - looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events . Although SolarWindow Technologies, Inc . (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward - looking statements and the assumptions upon which they are based are reasonable, it can give no I htlps:/iwww.soJa,window.com/2022/01/fonner_lg_executives_to_Jead_solarwindow_manufacturing_new_majority_shareholder_appointed _ch alrrnan_c.r 5/8

5/5/22, 4:47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO
48

CORPORATE TECHNOLOGY PARTNER GALLERY

NEWS INVESTORS SUSTAINABILITY CONTACT

these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S.

https://www.solarwindow.com/2022/01/former_lg_executives_to_lead_solarwindow_manufacturing_new_majority_shareholder_appointed_chairman_c... 6/8

5/6/22, 4:47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO
49

CORPORATE TECHNOLOGY PARTNER GALLERY
NEWS INVESTORS SUSTAINABILITY CONTACT

release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Share this post

View all news »

Recently Published

Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO

January 24, 2022

Management Acquires SolarWindow Majority Ownership

December 14, 2021

Founder & CEO of Serial Impact-Investor, Falkon Ventures, Joins SolarWindow to Lead Strategy

October 18, 2021

Former CEO of LG Fuel Cells and CTO of LG Display Joins SolarWindow to Lead Business Expansion

June 28, 2021

© Copyright 2022 SolarWindow Technologies, Inc. Third party logos do not represent affiliation or endorsement.

Disclaimer & Privacy Policy | Contact

https://www.solarwindow.com/2022/01/former_lg_executives_to_lead_solarwindow_manufacturing_new_majority_shareholder_appointed_chairman_c... 7/8

5/5/22, 4:47 PM Former LG Executives to Lead SolarWindow Manufacturing; New Majority Shareholder Appointed Chairman & CEO
50

CORPORATE TECHNOLOGY PARTNER GALLERY
NEWS INVESTORS SUSTAINABILITY CONTACT

SOLAR WINDOW
TECHNOLOGIES, INC.
HOME CORPORATE TECHNOLOGY MEDIA INVESTORS CONTACT

© Copyright 2022 SolarWindow Technologies, Inc. Third party logos do not represent affiliation or endorsement.
Disclaimer & Privacy Policy | Contact

https://www.solarwindow.com/2022/01/former_lg_executives_to_lead_solarwindow_manufacturing_new_majority_shareholder_appointed_chairman_c... 8/8

51

KALEN CAPITAL
CORPORATION

This is Exhibit "H" referred to in the Affidavit of Harmel Rayat, sworn to before me on May 16, 2022

A Commissioner for taking affidavits for British Columbia

By Email and Certified Mail

April 12, 2022

Light Quantum Energy Holdings
c/o Maples Corporate Services Limited
P.O. Box 309, Ugland House
Grand Cayman, KY1-1104, Cayman Islands

Attention: Mr. John Rhee, Managing Director

Re: Agreement dated December 8, 2021, between Kalen Capital Corporation and its relevant subsidiaries, including but not necessarily limited to Kalen Capital Holdings LLC, and Light Quantum Energy Holdings, as amended by the Corrective Amendment dated December 8, 2021 (as so amended, the "Purchase and Sale Agreement").

Dear John:

I am writing to notify you, on behalf of Kalen Capital Corporation and its relevant subsidiaries (**"KCC"**), that KCC has not received the consideration to be paid by Light Quantum Energy Holdings (**"LQE"**) as set forth in Section 3.1(a) of the Purchase and Sale Agreement on or before the Initial Payment Deadline (as such term is defined in the Purchase and Sale Agreement), nor has it received any written notification from LQE of the exercise of its right to defer such payment until no later than the Final Payment Deadline (as such term is defined in the Purchase and Sale Agreement). Any capitalized terms used in this letter that are not otherwise defined shall have the meaning ascribed to such terms in the Purchase and Sale Agreement.

Accordingly, please be advised that a Non-Payment Event has occurred under the terms of **Clause 5.1(a)** of the Purchase and Sale Agreement.

Please note that **Clause 5.1(a)** of the Purchase and Sale Agreement provides that:

"Within five (5) Business Days after the occurrence of a Non-Payment Event, as per 5.1, LQE shall transfer, for nil consideration, the Repurchase Shares to Kalen (or its nominees) (**"Repurchase Completion"**). LQE shall ensure delivery of the items set out in Clause 4.2 except that references in Clause 4.2 for the purposes of this Clause 5.2 only shall be constructed as follows:

700 – 688 W. HASTINGS ST VANCOUVER, BC V6B 1P1 WWW.KALENCAPITAL.COM

52 KAI.EN CAPITAL CORPORATION (a) references to the Seller, shall be read as referring to the Buyer; (b) references to the Buyer, shall be read as referring to the Seller; (c) references to Common Shares or Sale Shares, shall be read as referring to Repurchase Shares; and (d) references to Completion, shall be read as referring to Repurchase Completion. Should you wish to discuss this matter, please do not hesitate to contact me as soon as possible . In the interim, my expectation is that the Repurchase Completion will be effectuated with the time frame specified in the Purchase and Sale Agreement . Sincerely, KALEN CAPITAL CORPORATION 'f illld[:>'" HarJ I S. Raya (J, - - President 700 - 688 W. HASTINGS STVANCOUV"'ER,:BCV6B 1P1 W \ .VW.l<ALENCAPlTALCOM

boughton May 3, 2022 BYEMAIL Light Quantum Energy Holdings c/o Maples Corporate Services Limited P.O. Box 309, Ugland House Grand Cayman, KYl - 1104, Cayman Islands Attention: Mr. John Rhee, Managing Director Dear Sirs and Mesdames: Natalie Rl1ee Raemian Gwanggyo 6305 - 2901 60 Central Park - Ro, Yeongtong - gu, Suwon - si, Gyeonggi - do Republic of Korea Re: This is Exhibit "I" referred to in the Affidavit of Harmel Rayat, sworn to before me on May 1p, 2022 fifFttt? ,(fl. - - A, dommissi ner for ta p6 affidavits for j British Columbia Direct 60ll 647 •ti 16 Emnil: smadw.nzierii)bt111gh1onln,v .c1Jm BYCOURIBR Agreement dated December 8, 2021 between Kalen Capital Corporation ("KCC") and and Light Quantum Energy Holdings ("LQE"), as amended by the Corrective Amendment dated December 8, 2021 (the "l'SA") We are counsel for KCC. Sections 3.l(a) and3.2 of the PSA obligated LQE to pay $47,500,000.00 (Canadian Dollars) to KCC (the "Purchase Price") within 120 days of the date of the PSA. By letter dated Aptil 12, 2022, Hannel Rayat, on behalf ofKCC, notified LQE that failure to pay the Purchase Price constitutes a Non - Payment Event pursuant to section 5.l(a) of the PSA. Mr. Rayat'sApdl 12, 2022 con - espondence invited you to discuss this matterwjj/1 him. We understand that discussions transpired but have now concluded without resolution. Accordingly, we arc instructed to demand transfer of the Repurchase Shares, from LQE to KCC (or its nominee) as required by section. 5.2 ofthePSA. We expect this transfer to take place within 5 Business Days as required by section 5.2 of the PSA. Kindly have LQE's legal counsel contact me to airange fortransfer of the Repurchase Shares. Yours truly, Boughton Law C01poration by Scott M. MacKenzie Law Corporation 11 Scolf'.M. MacKenzie SMM/sm cc Joseph Sierchio, SolarWindow General Counsel Phone Fax Emall 604 687 6789 604683 5317 rnro@boughlonlow.com Boughfon Law Cotporollon Suite 700 595 Bunord Street, P.O. Box49290 Vancouver, BC Canada V7X 1S8 boughlon1ow.com . •' •l· AC/8666133.1 ' "')

54

BAKER BOTTS (UK) LLP

A limited liability partnership registered in England and Wales under number OC333202. Authorised and regulated by the Solicitors Regulation Authority.

Registered Office:
LEVEL 30
20 FENCHURCH STREET
LONDON EC3M 3BY
ENGLAND
+44 (0)20.7726.3636
FAX +44 (0)20.7726.3637
BakerBotts.com

6 May 2022

BY EMAIL: SMACKENZIE@BOUGHTONLAW.COM

David Ramm
TEL: 442077263460
FAX: 442077263560
david.ramm@bakerbotts.com

Boughton Law Corporation
Suite 700
700 - 595 Burrard Street
Vancouver
BC Canada V7X 1S8

Dear Sirs

Re: Agreement dated December 8, 2021 between Kalen Capital Corporation ("KCC") and Light Quantum Energy Holdings ("LQE"), as amended by the Corrective Amendment dated December 8, 2021 (the "PSA")

We are counsel for LQE.

We understand that pursuant to clause 3.3 of the PSA, your client was provided with notice that our client was seeking to extend the payment of the $47.5 million (Canadian Dollars) until the Final Payment Deadline (as defined in the PSA) and that your client had previously agreed the extension.

Accordingly, payment is not due until 360 days from 8 December 2021.

Yours faithfully

BAKER BOTTS (UK) LLP

This is Exhibit "J" referred to in the Affidavit of Harmel Rayat, sworn to before me on May 16, 2022

A Commissioner for taking affidavits for British Columbia

A list of the members is available for inspection at the registered office. The word "partner" is used to refer to a member of Baker Botts (UK) LLP.
In association with BAKER BOTTS L.L.P. AUSTIN BRUSSELS DALLAS DUBAI HOUSTON MOSCOW NEW YORK PALO ALTO RIYADH SAN FRANCISCO WASHINGTON

Active 96367452.1.DOCX

55 Dear Sirs and Mesdames: May6,2022 File#: 95463.1 Direct: Email: 604 647 4116 smackenzie@boughtonlaw.com BY EMAIL - davidramm@bakerbotts.com Baker Botts (UK) LLP Level 30 20 Fenchurch Street London EC 3 M 3 B 7 England Attention: David Ramm This is Exhibit "K" referred to in the Affidavit of Harmel Raya!, sworn to before me on ,'.2022 / .,,,, 1 {17) g affidavits for British Co umbia Re: Agreement dated December 8, 2021 between Kalen Capital Corporation ("KCC") and Light Quantum Energy Holdings ("LQE"), as amended by the Corrective Amendment dated December 8, 2021 (the "PSA") We write in response to your letter of today's date. In order to defer Payment of the Consideration, LQE was required to give notification in writing to KCC within 120 calendar days from December 8, 2021. We are instructed there has not been any notification in writing or any other agreement to extend the deadline for Payment of the Consideration. Accordingly, our instmctions are to take all steps necessaiy to effect a transfer of the Repurchase Shai·es as required bys. 5.2 of the PSA. Yours truly, Boughton Law Corporation by Scott M. MacKenzie Law Corporation Per:Jow/2 Scott M. MacKenzie SMM/as cc Joseph Sierchio, SolarWin_dow General Counsel Phone Fox Email 604 687 6789 604 6B3 5317 lnfo@boughfonlaw.com Boughton law Corporation Suite 700 - 595 Burrard Sfleel, P.O. Box 49290 Vancouver, BC Canada V7X 158 boughtonlaw.com AC/8673769_! - r "ITT /1iEl'llTAS'tAW flllMSWORLIJl'll ƒ 'E

SUPREME COURT
OF BRITISH COLUMBIA
VANCOUVER REGISTRY

MAY 16 2022

ENTERED

S-223959

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVID RAMM

DEFENDANTS

ORDER MADE AFTER APPLICATION

BEFORE	) Justice Kirchner)	May 16, 2022

ON THE APPLICATION of the Plaintiffs, Kalen Capital Corporation and Kalen Capital Holdings, LLC (collectively, "**Kalen**"), without notice, coming on for hearing at 800 Smithe Street, Vancouver, BC, on Monday, May 16, 2022 and on hearing Scott M. MacKenzie, lawyer for the Plaintiffs;

AND ON the plaintiffs having undertaken to comply with the terms of the undertaking set out in Schedule "A" to this Order, which among other things requires service of the notice set out in Schedule "B" to this Order;

THIS COURT ORDERS that:

1. Light Quantum Energy Holdings ("**LQE**"), David Ramm, John Rhee, Seongae Ko, Worldwide Stock Transfer, LLC ("**WST**") and SolarWindow Technologies, Inc. ("**SolarWindow**") by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

    (a) registering for sale, disposing of, encumbering, assigning, or in any similar manner dealing with the following securities of SolarWindow owned by Kalen and currently registered in the name of LQE:

        (i) 32,984,331 shares of common stock;

AC/8686808.1

Order Made After Application AC/8686808.1 2 2. 3. 4. (ii) 16,780,167 cash only warmnts to purchase up to 16,780,167 shares of common stock; and (iii) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock (collectively, the "Sale Shares"); and (b) dealing with the Sale Shares in such a manner as to reduce the value of the Sale Shares; LQE, John Rhee, Seongae Ko and David Ramm by themselves or through their agents are restrained and enjoined from the following, until fi.uther court order or written agreement between the parties: (a) exercising any shareholder rights associated with the Sale Shares, including but not limited to: · (i) selling their interest in any of the Sale Shams; (ii) exercising voting rights associated with the Sale Shares Securities; (iii) appointing or removing directors of SolarWindow; (iv) exercising the waiTants to purchase 16,780,167 and 1,781,750 shai·es of common stock; and (v) appointing signatories for bank accounts of SolarWindow; ,,, S,.,clt S l,o,fw trio#( 0 4.,,....,( Co, ,H Any of the defendants may apply on seven (7) days' notice to the plaintiffs to set aside one ,:,rJ& - ti or more of the orders made. &v.·II J<. , the ca..<.,, ,e, Costs pc1,,al;,le t,; , the Jllaimiffs. THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT: / ,d /6)7j awyer for the Plaintiffs cott M. MacKenzie Registrar

Order Made After Application 3 SCHEDULE "A" I, Harmel S. Rayat, president of the plaintiffs, Kalen Capital Corporation and its subsidiary, Kalen Capital Holdings LLC (collectively, "Kalen"): (a) I have the attached draft order (the "Order"). (b) I am authorized by Kalen Capital Corporation and its subsidiary, Kalen Capital Holdings LLC to give their undertakings and each of them does undertake to do the following: (i) to take reasonable steps to ensure service on the defendants of a copy of the Notice of Civil Claim, the Order and every affidavit referred to in the Order, and a separate copy of the Notice to Defendant which is Schedule "B" to the Order; (ii) to provide a copy of the Order to any person who Kalen intends will be bound to honour the terms of the Order; (iii) to abide by any Order the British Columbia Supreme Comt may make as to . damages in the event that this Court is of the opinion that the defendants, or any of them, or any other person served with this Order has sustained damages by reason of this Order which Kalen ought to pay ; (iv) to pay the reasonable costs of complying with the Order which are incurred by anyone, other than the defendants, to whom or to which Kalen provides a copy of this Order, including the reasonable costs of ascertaining whether that person or entity holds any of the defendants' assets; and (v) to take all reasonable steps to notify, in writing, any person or entity which Kalen serves with a copy of the Order of any changes to the Order that might affect that person, including any occurrence which results in the Order ceasing to have effect. I understand that ifI breach this m1de1taking or the Order, I may be imprisoned or fined. Dated: May 16, 2021 ;v.rtnessed by {} ott M. Mackenzie AC/8686808.1 ·1

Order Made After Application 4 SCHEDULE "B" . IMPORTANT NOTICE TO THE DEFENDANT 1. The Order of k,'rchtt er T dated May 16, 2022 (the "Order") prohibits you from dealing with the Sale Shares. You should mad it all carefully. 2. You are entitled to seek legal advice from your own lawyer regarding this Order and the rights you may have. You are advised to consult a lawyer as soon as possible. You have a , right to ask the comt to vary or discharge this Order on 7 days' notice to the1ilaintiffs. or J'q 4 ; .sJ#,,fe,, - /e",;o"' "'.s i'.! - e e.,..,,.,,_ ma.;, ok>( - , If you disobey this Order you may be found guilty of contempt of court and you or any of yotll' directors may be sent to prison or fined, or your assets may be seized. 3. Dated: _ Iacknowledge receipt of a copy of this notice. Acknowledged and delivered in the ) presence of: ) Witness Signature ) Recipient: Name: ) Name: Address: ) Address: ) ) AC/8686808.1

VANCOUVER
MAY 30 2022
REGISTRY

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVID RAMM

DEFENDANTS

NOTICE OF APPLICATION – WITHOUT NOTICE

Name of Applicant: Kalen Capital Corporation ("**KCC**") and Kalen Capital Holdings, LLC ("**KCH**") (collectively, "**Kalen**")

To: This application is brought without notice.

TAKE NOTICE that an application will be made by the plaintiffs to the presiding judge or master via telephone at the courthouse at Vancouver, BC on May 31, 2022 at 9:45am for the orders set out in Part 1 below. Counsel for the plaintiffs' direct phone number is: 604-647-4116. Counsel for the plaintiffs' email is: smackenzie@boughtonlaw.com

Part 1: ORDERS SOUGHT

1. That the Defendant, David Ramm, cease to be a party in these proceedings and the style of proceeding be amended accordingly.

2. That the Plaintiffs' Notice of Civil Claim filed May 16, 2022 be amended in the form attached as Schedule "A" to this application.

3. That the style of proceeding of the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be corrected by removing the defendant, David Ramm, as a party.

4. That paragraph 1 of the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be corrected by removing "David Ramm" such that the Order reads:

AC/8698511.1

i Notice of Application 2 1. Light Quantum Energy Holdings (''LQE'?, John Rhee, Seongae Ko, Worldwide Stock Transfer, LLC ("WST'? and SolarWindow Technologies, Inc . ("SolarWindow'? by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties : (a) registering for sale, disposing of, encumbering, assigning, or in any similar manner dealing with the following securities of SolarWindow owned by Kalen and currently registered in the name of LQE : (i) 32,984,331 shares of common stock; (ii) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and (iii) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock (collectively, the "Sale Shares'?; and (b) dealing with the Sale Shares in such a manner as to reduce tlie value of the Sale Shares; 5. That paragraph 2 of the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be corrected by removing "David Ramm" such that the Order reads: 2. LQE, Jolin Rhee and Seongae Ko by themselves or through their agents are restrained and enjoined from the following, until fi 1 rther court order or written agreement between the parties ; (a) exercising any shareholder rights associated with the Sale Shares, including but not limited to: (i) selling their interest in any of the Sale Shares; (ii) exercising voting rights associated with the Sale Shares Securities; (iii) appointing or removing directors of SolarWindow; (iv) exercising the warrants to purchase 16,780,167 and 1,781,750 shares of common stock; and (v) appointing signatories for bank accounts of SolarWindow; AC/869851J .l

Notice of Application 3

6. That the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be amended to include a new separate paragraph 3, such that the new paragraph 3 reads:

> *3. John Rhee is restrained and enjoined from the following, until further court order or written agreement between the parties:*
>
> > *(a) exercising voting rights in his capacity as a director of SolarWindow in respect of any proposed motion, resolution or action of the board of directors of SolarWindow such that his vote, together with the same votes of the two new additional directors added to the board of directors by Mr. Rhee and LQE on May 12, 2022, would constitute a majority of the votes of the directors of SolarWindow, unless such motion, resolution or action is approved unanimously by all directors of SolarWindow.*

Part 2: FACTUAL BASIS

1. A Notice of Civil Claim was filed in this action on May 16, 2022 (the "Claim").

2. On May 16, 2022, counsel for the Plaintiffs appeared before Justice Kirchner on a without notice basis seeking injunctive relief against the Defendants. An order for injunctive relief was pronounced and entered on May 16, 2022 (the "Order").

Affidavit #1 of Alicia Shaw, Exhibit A

3. On May 16, 2022, counsel for the Plaintiffs emailed the Defendants filed copies of the Claim, the Plaintiffs' without notice application and affidavit in support of the application for injunctive relief and the entered Order.

Affidavit #1 of A. Shaw, Exhibit B

4. On May 17, 2022, David Ramm, counsel for the Defendant, Light Quantum Energy Holdings ("LQE"), advised counsel for the Plaintiffs that he is not a director of LQE.

Affidavit #1 of A. Shaw, paras. 4, 5 & 6, Exhibits B, C & D

Purpose of Application

5. The plaintiff seeks to amend the Claim and Order to remove David Ramm as a defendant from these proceedings.

AC/8698511.1

Notice of Application 4

Part 3: LEGAL BASIS

1. *Supreme Court Civil Rules*, Rules 6-2(7), 8-1, 13-1(17),

2. The inherent jurisdiction of the court.

Part 4: MATERIAL TO BE RELIED ON

1. Affidavit #1 of Alicia Shaw, made May 27, 2022.

2. Such further and other material as counsel may advise.

The plaintiff estimates that the application will take 10 minutes.

☒ This matter is not within the jurisdiction of a master.

TO THE PERSONS RECEIVING THIS NOTICE OF APPLICATION: If you wish to respond to this notice of application, you must, within 5 business days after service of this notice of application or, if this application is brought under Rule 9-7, within 8 business days after service of this notice of application,

(a) file an application response in Form 33,

(b) file the original of every affidavit, and of every other document, that

(i) you intend to refer to at the hearing or this application, and

(ii) has not already been filed in the proceeding, and

(c) serve on the applicant 2 copies of the following, and on every other party of record one copy of the following:

(i) a copy of the filed application response;

(ii) a copy of each of the filed affidavits and other documents that you intend to refer to at the hearing of this application and that has not already been served on that person;

(iii) if this application is brought under Rule 9–7, any notice that you are required to give under Rule 9–7(9).

Dated: May 30, 2022

Signature of Lawyer for the Plaintiffs
for Scott M. Mackenzie
Phone: (604) 647-4116
Email: smackenzie@boughtonlaw.com

AC/8698511.1

Notice of Application 5

This NOTICE OF APPLICATION is delivered by Scott M. Mackenzie of Scott M. Mackenzie Law Corporation on behalf of Boughton Law Corporation, whose place of business and address for delivery is PO Box 49290, 700 - 595 Burrard Street, Vancouver, BC V7X 1S8, 604-687-6789. (File No. 95463.1)

To be completed by the court only:	
Order made	
☐ in the terms requested in paragraphs of Part 1 of this notice of application	
☐ with the following variations and additional terms:	
Date:	Signature of: ☐ Judge ☐ Master

AC/8698511.1

Notice of Application AC/8698511.1 6 APPENDIX TIDS APPLICATION INVOLVES THE FOLLOWING: D discovery: comply with demand for documents D discovery: production of additional documents D other matters concerning document discovery D extend oral discovery D other matter concerning oral discove1y 181 amend pleadings 181 add/change parties D summaiy judgment Ƒ smm11aiy tiial D service D mediation D adjournments D proceedings at trial D case pla11 orders: ainend D case pla11 orders: other D expe1is.

Schedule "A"

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO ~~and DAVID RAMM~~

DEFENDANTS

AMENDED NOTICE OF CIVIL CLAIM

This action has been started by the plaintiff for the relief set out in Part 2 below.

If you intend to respond to this action, you or your lawyer must

(a) file a response to civil claim in Form 2 in the above-named registry of this court within the time for response to civil claim described below, and

(b) serve a copy of the filed response to civil claim on the plaintiff.

If you intend to make a counterclaim, you or your lawyer must

(a) file a response to civil claim in Form 2 and a counterclaim in Form 3 in the above-named registry of this court within the time for response to civil claim described below, and

(b) serve a copy of the filed response to civil claim and counterclaim on the plaintiff and on any new parties named in the counterclaim.

JUDGMENT MAY BE PRONOUNCED AGAINST YOU IF YOU FAIL to file the response to civil claim within the time for response to civil claim described below.

Time for response to civil claim

A response to civil claim must be filed and served on the plaintiffs,

(a) if you reside anywhere in Canada, within 21 days after the date on which a copy of the filed notice of civil claim was served on you,

(b) if you reside in the United States of America, within 35 days after the date on which a copy of the filed notice of civil claim was served on you,

AC/8698978.1

2

(c) if you reside elsewhere, within 49 days after the date on which a copy of the filed notice of civil claim was served on you, or

(d) if the time for response to civil claim has been set by order of the court, within that time.

CLAIM OF THE PLAINTIFF

PART 1 STATEMENT OF FACTS

The Parties

1. The plaintiff, Kalen Capital Corporation (**"KCC"**), is a company incorporated and registered in Alberta with a registered office located at #1600, 421 7th Aveneue SW, Calgary, Alberta. KCC has a business address of 688 West Hastings Street, Suite 700, Vancouver, BC, V6B 1P1.

2. The plaintiff, Kalen Capital Holdings, LLC (**"KCH"**) is a subsidiary of KCC registered in Delaware with a registered office located at 3411 Silverside Road Tatnall Building Ste 104, Wilmington, Delaware 19810. KCC and KCH are collectively referred to as **"Kalen"**.

3. The defendant, Light Quantum Energy Holdings (**"LQE"**), is a company incorporated and registered in the Cayman Islands with company number MC-330103 with a registered office located at c/o Maples Corporate Sendees Limited, PO Box 309, Ugland House, Grand Cayman, KYI -1104, Cayman Islands.

4. The defendant, Worldwide Stock Transfer, LLC (**"WST"**), is a company incorporated and registered in New Jersey. WST has a service of process and business address of One University Plaza, Suite 505, Hackensack, NJ 07601.

5. The defendant, SolarWindow Technologies, Inc. (**"SolarWindow"**), is a Nevada corporation with a registered office located at 9375 E. Shea Blvd., Suite 107-B, Scottsdale, AZ 85260.

6. The defendant, John Rhee, is the managing director and President of LQE, and a director of SolarWindow and SolarWindow Asia Co., Ltd. Mr. Rhee resides in South Korea at Raemian Gwanggyo, 6305-2901, 60 Central Park-ro, Yeongtong-gu, Suwon-si, Gyeonggi-do.

7. The defendant, Seongae Ko, is the sole owner of LQE and the spouse of John Rhee.

~~8. The defendant, David Ramm, is a director of LQE and general counsel for LQE at Baker Botts London LLP, Level 30, 20 Fenchurch Street, London, United Kingdom EC3M 3BY.~~

Share Purchase Agreement

~~9.~~8. Prior to December 8, 2021, Kalen was the registered owner of the following shares of common stock and warrants to purchase shares of common stock in SolarWindow:

(a) 32,984,331 shares of common stock;

AC/8698978.1

3

(b) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and

(c) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock

(collectively the "**Sale Shares**")

~~10.~~9. On December 8, 2021, Kalen and LQE entered into the following agreements:

(a) an agreement for the purchase of the Sale Shares by LQE from Kalen (the "**Share Purchase Agreement**"); and

(b) a warrant assignment and assumption agreement to transfer and assign the warrants to purchase shares in SolarWindow to LQE (the "**Warrant Transfer Agreement**"); and

(c) a corrective amendment to the Share Purchase Agreement (the "**Corrective Amendment**").

~~11.~~10. The Share Purchase Agreement contains the following relevant terms:

(a) ss. 3.1-3.2: LQE would purchase the Sale Shares for $47.50 million CDN (the "**Purchase Price**") within 120 days after the date of the Share Purchase Agreement (the "**Initial Payment Deadline**");

(b) s. 3.3: LQE, on written notice to Kalen, could defer payment for an additional 240 days from the Initial Payment Deadline (the "**Final Payment Deadline**"), provided LQE paid a penalty of $16.5 million CDN (the "**Penalty**");

(c) s. 4.1-4.2(a): the Sale Shares would be transferred to LQE on the Completion Date, defined in s. 1.1 as the date of the Share Purchase Agreement;

(d) s. 5.1: a "**Non-Payment Event**" would occur if LQE did not:

(i) pay the Purchase Price by the Initial Payment Deadline, without providing written notice of deferred payment, or

(ii) pay the Purchase Price and Penalty by the Final Payment Deadline.

(e) s. 5.2: LQE must transfer the Sale Shares back to Kalen (or its nominee) within 5 business days after a Non-Payment Event;

(f) s. 12.1: no variation of the Share Purchase Agreement is effective unless it is in writing and signed by the parties; and

(g) s. 13.1: notice given to a party under or in connection with the Share Purchase Agreement shall be in writing.

AC/8698978.1

4 - 1 “ . - l . L On December 8 , 2021 , concurrently with signing the Share Purchase Agreement, Kalen signed transfer instrnctions forms with WST authorizing the transfer and registration of the Sale Shares to LQE . - l+ .. 11 , 0 n or about December 8 , 2021 , WST registered the transfer of the Sale Shares from Kalen toLQE . Breach of Contract - J - 4,1:L The Initial Payment Deadline was April 7, 2022. 14. Atno time prior to Ap1il 7, 2022 didLQE provide Kalen with written notice of a payment . defe1Tal pursuant toss. 3.3 and 13.1 of the Share Purchase Agreement. +&li_Jn breach of the Share Purchase Agreement, LQE did not pay the Purchase Price to Kalen by the Initial Payment Deadline (resulting in a Non - Payment Event), and to date has not paid the Pmchase Price to Kalen . - 1 + . In breach of the Share Purchase Agreement, LQE failed to transfer the Sale Shares to Kalen (or its nominee) within 5 days of the Non - Payment Event . - 1 - lh 17 . LQE continues to refuse to transfer the Sale Shares to Kalen (or its nominee), despite demand . Risk of Disposal or Dissipation of Shares . J - 9 , . lb ... _ On May 6 , 2022 , SolarWindow held a board meeting . Mr . Rhee did not attend . The board decided to terminate the Executive Services Consulting Agreement between Solar Window and Mr . Rhee, resulting in the automatic termination of Mr . Rhee as President, Chief Executive Officer and Chai 11 nan of SolarWindow and all officer positions in SolarWindows' subsidiaries . ' 60 , 12 , 0 n May 13 , 2022 , SolarWindow filed fill 8 K fo 1 m (the " 8 K") with the Securities and Exchru 1 ge Conunission stating that Mr . Rhee, on behalf of LQE, had talcen action, by written consent of shareholders of SolarWindow in 1 ieu of a shareholders' meeting, 1 . o expand the size of the boru·d of SolarWindow from 3 to 5 directors, appoint 2 additional directors to the boru·d and call a board meeting on Tuesday May 17 , 2022 . “ h 20 . The agenda for the boru·d meeting called for on May 17 , 2022 includes registering bank signatories, registering the Sale Shares and reinstating Mr . Rhee as CEO of Solru·Window . The boru·d of SolarWindow does not believe the board meeting was properly called because Mr . Rhee was not the "Chairman" at the time the meeting was called . PART2 RELIEF SOUGHT I. An order that LQE and WST transfer the Sale Shru·es to Kalen (or its nominee). 2. An order requiring Solru·Window to correct its Central Secmities Register so that the Sale Shares are registered in the name of Kalen (or i 1 . s nominee) pmsuant to s . 230 of the Business Co 1 porations Act ; and AC/8698978.J

5

3. Damages against LQE for breach of the Share Purchase Agreement.

4. In the alternative and in addition:

   (a) a declaration that LQE holds its interest in the Sale Shares by way of constructive trust on favour of Kalen; and

   (b) damages for unjust enrichment and breach of trust.

5. An interlocutory injunction that:

   (a) LQE, ~~David Ramm,~~ John Rhee and Seongae Ko, WST, SolarWindow, by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

      (i) registering for sale, disposing of, encumbering, assigning, or in any similar manner dealing with the Sale Shares; and

      (ii) dealing with the shares of SolarWindow in such a manner as to reduce the value of LQE's shares in SolarWindow;

   (b) LQE, John Rhee, ~~David Ramm~~ and Seongae Ko by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

      (i) exercising any shareholder rights associated with the Sale Shares, including but not limited to:

         A. selling their interest in any of the Sale Shares;

         B. exercising voting rights associated with the Sale Shares Securities;

         C. appointing or removing directors of SolarWindow;

         D. exercising the warrants to purchase 16,780,167 and 1,781,750 shares of common stock; and

         E. appointing signatories for bank accounts of SolarWindow;

   (c) LQE, or anyone in possession of the share certificates for the Sale Shares, will unconditionally deliver possession of the same to counsel for the plaintiffs forthwith.

6. Interest pursuant to the *Court Order Interest Act*.

7. Costs.

AC/8698978.1

6

PART 3 LEGAL BASIS

1. The Share Purchase Agreement and Corrective Amendment are valid and binding contracts.

2. LQE breached the Share Purchase Agreement and Corrective Amendment by failing to pay the Purchase Price by the Initial Payment Deadline, without providing written notice of a payment deferral as required by the Share Purchase Agreement.

3. LQE further breached the Share Purchase Agreement and Corrective Amendment by failing to transfer the Sale Shares to Kalen (or its nominee) within 5 business days of a Non-Payment Event.

4. As a result, LQE owns the Sale Shares previously owned by Kalen, but has not paid the Purchase Price or otherwise compensated Kalen for the Sale Shares.

5. Kalen (or its nominee) is entitled to receive the Sale Shares pursuant to the Share Purchase Agreement and Corrective Amendment.

Unjust Enrichment

6. Further and alternatively, LQE has been unjustly enriched. LQE received the benefit of owning the Sale Shares provided by Kalen, Kalen has suffered a corresponding deprivation and there is no juristic reason for the enrichment.

7. The Sale Shares received by LQE on account of the Share Purchase Agreement constituted a trust at law and in equity as it met the requirements of certainty of intention, subject matter, and object.

8. In breach of trust, LQE appropriated all or part of the trust for their own uses or uses not authorized by that trust, which has caused damage, loss or expense to Kalen.

9. Kalen is entitled to a remedial constructive trust on account of the Sale Shares.

Plaintiff's address for service:

Scott MacKenzie
Boughton Law
700-595 Burrard Street
Vancouver, BC V7X 1S8

Fax number address for service (if any): 604-683-5317

Place of trial: Vancouver

The address of the registry is: 800 Smithe Street

Dated: ~~May 16, 2022~~ ________, 2022

Signature of Lawyer for the Plaintiff
Scott Mackenzie

AC/8698978.1

7 Rule 7 - 1(1) of the Supreme Court Civil Rules states: (1) Unless all parties ofrecord consent or the court otherwise orders, each party ofrecord to an action must, within 35 days after the end of the pleading period, (a) prepare a list of documents in Fmm 22 that lists (i) all documents that are or have been in the party's possession or control and that could, if available, be used by any paity ai trial to prove or disprove a matedal fact, and all other doetunents to which the paiiy intends to refer at mal, and (ii) (b) serve the list on all parties of record. APPENDIX PART! CONCISE SUMMARY OF NATURE OF CLAIM: Dainages ai·ising from a breach of contract, or, in the alternative, ai1 unjust emichment. PART2 TIDS CLAIM ARISES FROM THE FOLLOWING: x the provision of goods or services or other general commercial matters PART3 TIDSCLAIMINVOLVES: none of the above PART4 The Plaintiff will rely on the following enactments: !· Court Order Interest Act, RSBC 1996, c 79. 2. Business Corporations Act, SBC 2002, c 57. AC/8698918.1

This is the 1st affidavit
of Alicia Shaw in this case and
was made on 27/May/2022

VANCOUVER
MAY 30 2022
REGISTRY

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVID RAMM

DEFENDANTS

AFFIDAVIT

I, Alicia Shaw, care of 700 – 595 Burrard Street, Vancouver, BC, paralegal, SWEAR (OR AFFIRM) THAT:

1. I am a paralegal employed by Boughton Law Corporation, solicitors for the Plaintiffs, and as such have personal knowledge of the facts and matters deposed to in this affidavit, except where they are stated to be on information and belief, and those matters I believe to be true.

2. A Notice of Civil Claim was filed in this action on May 16, 2022.

3. On May 16, 2022, counsel for the Plaintiff appeared before Justice Kirchner on a without notice basis seeking injunctive relief against the Defendants. An order for injunctive relief was pronounced and entered on May 16, 2022 (the "Order"). Attached and marked as Exhibit "A" to my Affidavit is a copy of the entered Order.

4. Attached and marked as Exhibit "B" to my Affidavit is a copy of an email dated May 16, 2022 from David Ramm, counsel for the Defendant, Light Quantum Energy Holdings ("LQE") to Scott M. MacKenzie, counsel for the Plaintiffs.

AC/8695632.1

- 2 -

5. Attached and marked as Exhibit "C" to my Affidavit is a copy of an email dated May 17, 2022 from Mr. MacKenzie to Mr. Ramm.

6. Attached and marked as Exhibit "D" to my Affidavit is a copy of an email exchange dated May 18, 2022 between Mr. MacKenzie and Mr. Ramm.

7. LQE is a company incorporated and registered in the Cayman Islands. Attached and marked as Exhibit "E" to my Affidavit is a copy of the director details for the Defendant, Light Quantum Energy Holdings, that I obtained from the Cayman Islands online General Registry.

SWORN (OR AFFIRMED) BEFORE ME at Vancouver, British Columbia, on May 27, 2022	)	
A Commissioner for taking Affidavits for British Columbia	)	**ALICIA SHAW**

SCOTT M. MACKENZIE
Barrister & Solicitor
700 - 595 BURRARD STREET
P.O. BOX 49290
VANCOUVER, B.C. V7X 1S8
(604) 687-6789

AC/8695632.1

· - SUPl'<EME COURT OF BRITISH COLUMBIA VANCOUVER REGISTRY MAY 1 6 ZOZZ ENTERED ' - -- B"EJ WEEN: KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC PLAlNTIFFS AND: LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, · INC., JOHN RHEE, SEONGAE KO and DAVID RAMM DEFENDANTS ORDER MADE AFTER APPLICATION BEFORE ) ) ) ihis is Exhibi " /I " as referred t in the aff1 · dav : 1t o 1· . .. .. . C . - < l , r 1 , 1 . . , z , : . :. , ·; - , - , ; , l . ' . 1 - cio swam before me at ... )/.(t1': - ( Cf? /J. .i/t,l' - th 1 . s . · f , l 2 .t a , y o f ... '; /) :t j . .. . Y . . .. . / A 20 ' . ; . J ... Q... .. 7 . · . , . - . z . : . , . 9 . , . /( . - . - ,, - . - . 1 . t . · ' - , ci; , . t; - ' , , 7 d ., - , . . , . Z . , e ' 4 , . 1 . - (SJ - , - - - . AC/8686808.1 ' A Commissioner for tnnin9/ t. Afficfm1ts for Britis(, Cofumliia ) ) May 16, 2022 ) . No. · Vancouver Registry THE SUPREME COURT OF BRITISH COLUMBIA ..,...., 1 1 $"i'6P •4.i t ON THE APPLICATION of the Plaintiffs, Kalen Capital Corporati'f.and Kalen Capital Holdings, LLC (collectively, "Kalen"), without notice, coming on for hearing at 800 Smithe Street, Vancouver, BC, on Monday, May 16, 2022 and on hearing Scott M. MacKenzie, lawyer for the Plaintiffs; AND ON the plaintiffs having unde11aken to comply with the terms of the undertaking set out in Schedule "A" to this Order, which among other things requires service of the notice set out in Schedule "B" to this Order; THIS COURT ORDERS that: 1. Light Quantum Energy Holdings ("LQE"), David Ranun, John R11ee, Seongae Ko, Worldwide Stock Transfer, LLC ("WST") and SolarWindow Technologies, Inc. ("SolarWindow") by themselves or through their agents are restrained and enjoined from the following, until fmther court order or written agreement between the parties: (a) registering for sale, disposing of, encumbering, assigning, or in any similar mam1er dealing with the following securities of SolarWindow owned by Kalen and currently registered in the nan1e ofLQE: (i) 32,984,331 shares of common stock; 1

Order Made After Application AC/8686808.1 2 (ii) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and (iii) 1,781,750 cashless wanants to purchase up to 1,781,750 shares of common stock (collectively, the "Sale Shares"); and (b) dealing with the Sale Shal'es in such a manner as to reduce the value of the Sale Shares; 2. LQE, John Rhee, Seongae Ko and David Ramm by themselves or through their agents are restrained and enjoined from the following, until further comt order or written agreement between the paxties: (a) exercising any shareholder rights associated with the Sale Shares, including but not limited to: · (i) selling their interest in any of the Sale Shares; (ii) exercising voting rights associated with the Sale Shares Securities; (iii) appointing or removing directors of SolarWindow; (iv) exercising the warrants to purchase 16,780,167 and 1,781,750 shares of common stock; and 2 3. (v) appointing signatories for bank accounts of SolarWindow; ,,. Svch sho,fw - erlo,( 0 ",) .,... ., c:cdr A1 Any of the defendants may apply on seven (7) days' notice to the plaintiffs to set aside one I e,r.,lt,. - , or more of the orders made. " . ,v. - 1/ J<. ,)i - /1,,t C avS't:', 4. Costs pt.:)'al.lc to the plaimiffs. • THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, lF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT: awyer for the Plaintiffs colt M. MacKenzie Regis!J·ai· CHECKED

Order Made After Application AC/8686808.1 3 SCHEDULE "A" I, Harmel S. Rayat, president of the plaintiffs, Kalen Capital Corporation and its subsidiary, Kalen Capital Holdings LLC (collectively, "Kalen"): (a) I have the attached draft order (the "Order"). (b) I am authorized by Kalen Capital Corporation and its subsidiary, Kalen Capital Holdings LLC to give their undertaldngs and each of them does undertake to do the following: (i) to talce reasonable steps to ensure service on the defendants of a copy of the Notice of Civil Claim, the Order and every affidavit referred to in the Order, and a separate copy of the Notice to Defendant which is Schedule "B". to the Order; (ii) to provide a copy of the Order to any person who Kalen intends will be bound to honour the terms of the Order; (iii) to abide by any Order the British Columbia Supreme Court may make as to . damages in the event that this Court is of the opinion that the defendants, 01· any of them, or any other person served with this Order has sustained damages by reason of this Order which Kalen ought to pay; (iv) to pay the reasonable costs of complying with the Order which are incurred by anyone, other than the defendants, to whom or to which Kalen provides a copy of this Order, including the reasonable costs of asce11aining whether that person or entity holds any of the defendants' assets; and (v) to take all reasonable steps to notify, in writing, any person or entity which Kalen serves with a copy of the Order of any changes to the Order that might affect that person, including any occt11Tence which resnlts in the Order ceasing to have effect. I understand that ifl breach this tmdertaking or the Order, I may be imprisoned or fined. Dated: May 16, 2021 3

4

Order Made After Application 4

SCHEDULE "B"

IMPORTANT
NOTICE TO THE DEFENDANT

1. The Order of Kirchner J. dated May 16, 2022 (the "Order") prohibits you from dealing with the Sale Shares. You should read it all carefully.

2. You are entitled to seek legal advice from your own lawyer regarding this Order and the rights you may have. You are advised to consult a lawyer as soon as possible. You have a right to ask the court to vary or discharge this Order on 7 days' notice to the plaintiffs. or such shorter period as the court may order.

3. If you disobey this Order you may be found guilty of contempt of court and you or any of your directors may be sent to prison or fined, or your assets may be seized.

Dated: ____________________

I acknowledge receipt of a copy of this notice.

Acknowledged and delivered in the presence of:	)	
	)	
Witness Signature	)	**Recipient:**
Name:	)	**Name:**
Address:	)	**Address:**
	)	
	)	

AC/8686808.1

5

Scott MacKenzie

From: Ramm, David <david.ramm@bakerbotts.com>
Sent: May 16, 2022 10:48 PM
To: Scott MacKenzie
Subject: RE: Kalen Capital Corporation v. Light Quantum Energy Holdings [BLC-ACTIVE.FID1881272]

Scott
Can you please explain why I am personally listed on the court order? I am corporate counsel that acted on the transaction and represent the buyer; I am not a party to the transaction.
I am not sure what the law society rules are in British Columbia but this would not be permitted in the UK.
Regards
David Ramm

From: Scott MacKenzie <smackenzie@boughtonlaw.com>
Sent: 17 May 2022 03:36
To: Joseph Sierchio <joseph@sierchiolaw.com>; ykopstick@wwstr.com; johnrhee011@gmail.com; Ramm, David <david.ramm@bakerbotts.com>
Cc: Alicia Shaw <ajshaw@boughtonlaw.com>
Subject: Kalen Capital Corporation v. Light Quantum Energy Holdings [BLC-ACTIVE.FID1881272]

[EXTERNAL EMAIL]

Please find attached the following:

1) Notice of Civil Claim;
2) Notice of Application;
3) Affidavit of Harmel S. Rayat; and
4) Order of Justice Kirchner.

Kindly acknowledge receipt of the Notice To the Defendant attached as Schedule "B" to the Order of Justice Kirchner by signing and returning Schedule "B" to my attention.

This is Exhibit " B " as referred to in the affidavit of ALICIA SHAW sworn before me at VANCOUVER this 27 day of MAY 20 22

A Commissioner for taking Affidavits for British Columbia

Regards,

Scott M. MacKenzie*
Shareholder
P 604 647 4116
Profile | vCard

Boughton Law Corporation
700 - 595 Burrard Street | Vancouver, BC V7X 1S8 | P 604 687 6789 | F 604 683 5317
Blog | Member of Meritas
*Law Corporation

This email and any accompanying files are intended only for the use of the addressee and may contain privileged and confidential information. If you have received this email in error, please notify us immediately and destroy the email.
Our email terms of use | Privacy Policy | Unsubscribe

Confidentiality Notice:

1

The information contained in lhis email and any attachments is intended only for the recipient[s) listed above and may be privil ·9ecP and confidential. Any dissemination, copying, or use of or reliance upon such information by or to anyone other than the reci1:>i€' 1t[s] llstecl above is prohibited. If you have received this message in error, please notify the sender immediately at the email addres above and destroy any and all copies of this message. Baker Botts (UK) LLP is a limited liability partnership registered in England and Wales (registered number OC333302) with its registered office at Level 30, 20 Fenchurch Street, London EC3M 3BY and is authorised and regulated by the Solicitors Regulati n Authority. The term partner is used to refer to a member of Baker Botts (UK) LLP. A list of mer(lbers is at https:{lwww.bakerbotts.com{tl1ougl1t - leadership/publications/2022/un5peclfied - month/publication . 2

Scott MacKenzie From : Sent : To : Cc: Subject: Scott MacKenzie <smackenzie@boughtonlaw.com> May 17, 2022 2:27 PM Ramm,David Alicia Shaw RE:Kalen Capital Corporation v. Light Quantum Energy Holdings [BLC - ACTIVE.FJD1B81272J David, LQE's website lists you as a director: http:}/lqeholdings.com / ivlr. .John S. Rh1';::: s BT'/88 09 iVl,;m 1ging Dir cti - :,r c 1 f LCE fv'Jr Rhee sBP1e::, on the !nvestrne:nt t •: - in1rriiHt:1 - : of the Barbmr.1 Bush Found:;,ti,:,n 1 11 1 ::: , : p .• 1 1· \ , - 1011 l·1 1· C. ',·, ,r.:• ,, \ 1 ƒ , - : - 1 •• 1i··1ve F ,.,, • • • 1 !/I I, p,.,,,. , ,_ ••' • - I• - •. Scott M. MacKenzie• Shareholder P 604 647 4116 profile I vCard Boughton LawCorporatlon 700 - 595 Burrard Street J Vancouver, BC V7X 1S8 IP 604 687 6789 ! F 604 683 5317 !lli!fl I Member of Meritas 'Law Corporation Dr. :). 1•,1icl P•irt1· ri i•:, partner ;; - Bo - ·l·t,· . a l • . > ac - ; , . , - • , · , · , : , - r,h ,, s . ,! l 0 - 111 < \ t· 11 · 1 where his prnc<i - : , ; , ; , ;. f •: ' :: ·u :;. ,,,d private equity . venture :: ;: ilJl .: d M· ; ,, 1 :. : f - : ti', · .. : ,t : titin,_ - - in thE : teci 11 see : - · :• r [ ; 1 , Ran 1 • T 1 [i' : ·lu . clierit thi t·l 1: p - 1 r.,:,,rnn i - : - r,.. ;,:;I transact, inciud'n•:1 j, 11;,t .;.; - i - !!1_11,:.:1:, nd licensin£J 1 anli ·!·: 1 i:p::.:.:, "k· - : - .d· by sale or !PO. P,.,. '• F,; - ,_o_ sciE and engineer, Dr P:1 1 ·nn - 1 i;n•in9 vah1J;1J:,_ r rspec ::•,..!' L t:·!·:' Pf of law !nthetec:.! , 1 ,d ••:,1 .. - , -- 1 helpin9 his clients pu·,·; ;;,,., r businr - ?ss frontiers. 7

Tfii;, 1<1''4,"' I "I"/ , · ••1• '""''l l.1'• ,,,...,, l1' J •1••1·• 1.. , I"• " -- ,JU(• • l• /.! - ......:....,'!." ••• - ;, •1 ,,. - ,! "•I '" I %i,: , , - .i j/ ,1111'•'1: , IJ•,,,,1, "•· h ,..,,..,.,,,1,1 ,.,.,. 1,, '•'"M t I ,., , - ,:J,·1"' ,·, .... ,l•W - ,m l d s.. r 1!u,1., - ,·o1 2!.!!.. .!i \ !!i!l!r.u:iJ!trlP.t,, •LJ.!J.i'II il!J1 li.l!:r"t r - . From: Ramm, David <davfd.ramm@bakerbotts.com> Sent: May16, 2022 10:48 PM To:Scott MacKenzie <:smackemie@boughtonlaw.com> Subject: RE: Kalen Capital Corporation v. light Quantum Energy Holdings !BLC·ACTIVE.FID1881272) Scott can you please explain why I am personally Us!ed on the court order? I am corporate counsel that acted on the transaction - and represent the buyer; I am not a party to the transaction. I am notsure what the law society rules are In British Columbia but this would not be permitted in the UK. Regards David Ramm From:Scott MacKenzie <smackenile@boughtonlaw.com> Sent: 17 May 2022 03:36 To:Joseph Slerchio <:joseph@sierchiolaw.com> : ykopstkk@wwstr.com; johnrhee0l1@gmai1.com ; Ramm, David <david.r<1mm@bakerbptts.com> Cc: Alicia Shaw <aishaw@bough \ onlaw,com> Subject: Kalen Capital Corporation v. light Quantum Energy Holdings (BLC - ACTNE.FID1881272] {EXTERNAL EMAIL] Please find attached the following: 1) Notice of Civil Claim; 2) Notice of Appllcallon; 3) Affidavit of Harmel S. Rayat;'and 4) Order of Justice Kirchner. Kindly acknowledge receipt of the Notice To the Defendant attached as Schedule "B" to the Order of Justice Kirchner bysigning and returning Schedule "B 11 to my attention. Regards, Scott M. MacKenzie• Shareholder P 604 647 4116 Prpli!e ! vCard Boughton Law Corporation 700 - 595 Burrard Street l Vancouver, BC V7X 1SB j P 604 687 67891F604683 5317 filQg 1 Member of Meritas 'Law CorporaUon Tt,k,,_m.._ M ,,t ;,,,,111 ,;,ri ":1!,P.,,,1"1h,•J - i• \ 1 •,a lllft•" .r111•• •J.i --- .,, ,· \ \ 1,llli'I'.., ,, •, \ r1 - •i .. - ..! n ,,,,i,r,,,,,, ,lj,,J:,1 1'1;,.,, lt:v•t 1. ,,,.;,, 111.,. ,,,,, ;.... - ,1., pl - ,,. - • •, m i,•o •...,,t,.,, - •"/ ,l " - 1' ,, - .. •1 }.'.J( n \ 'l lt< t". "" tf:o ;,<y.f'l) " I U,r,,,,f>!•/FI. - Co"fidentiality Notice: The lnForn,atlon «1rot?.in?d In .l,h, ern;,ll a11d <'fl \ ' 11tti'lchments ; iritended onlv for U1? r('cir.:!cn•[SI r1 ted ab11vo> ;,nd may be prw,leg d ;;nO conr.cJ. - nti11I. Jlny d• fem; nllt"I, ,;op',•1ng, or uH• of or <eliance upon surh !ofprmalh.>n b - ,' N \ () anrona ,;,th,.;r tb u lht - r ,pi.?ntfsl IL ted a ve lo; prohibited, 1f you have received this message in error, plac;; e uvlif \ • the send«r Immediately at the email adrJ,im, above Md de trC \ ' an \ ' anj 1111 CO!ll sof !hi mass<1qe. F>al:er f>Nt (UK) LLP Is a liro1led hablbty oartner;hip regl;tered in f.n9!a110 :ind \ i'af (•"EOl 1 re,:I nun11Hr OC333302) 1,.,u, ib r,;gh;ter<:d om e: .il l,e•,el 30, Q FPnrh11rd, Strei' \ , London EC3H 3BY and ls a11thorl d .and regulated by the Soholor,;. P. ulallon Authotlt \ •, Th<? term p;,rtncr is ustd to ra:,for toll member d 8 1i<tr Botts (U ) LLP, I \ list of member.; is i'lt '!ll W baketbotls rnm/thnn.9hl::kWrslJrptnublfralioost2Q:P/nnwrcmed·month/puhf•rntiM • 8

Scott MacKenzie From: Sent: To: Cc: Subject: Attachments: Scott MacKenzie <smackenzie@lloughton!aw.com> May 18, 2022 3:36 PM Ramm, David Alicia Shaw RE: Kalen Capital Corporation v. Light Quantum Energy Holdings (BLC - ACTIVE.F!D18812721 2022 - 0S - 18 Director Details - Light Quantum Energy Holdlngs.pdf David, The information we had about your position as a director ofLQE camefrom LQE's website. A!lcla was able to obtain director details for LQE (see attached) which confirms you are not currently a director of LQE. As indicated in my e - mall yesterday, I expect my nel<tstep wlll be to inform the court that you are not a director of LQE and seek to amend the Order and Notice of Civil Claim. Regards, Scott M. MacKenzie• Shareholder P 604 647 4116 Profile I vCard Boughton Law Corporation 700 - 595 Burrard Slreet I Vancouver, BC VIX 1S8 ! p 604 687 6789 ! F604 6835317 ,ruQg ! Member of Merjtas •Law Corporation TT·<' t"' N! n \ ' : ; '""l'"nyln,1LW, td lr.! r,.i ,t m,I l t l ,,.., t IUM .>.,l, t.,,•,t:• \ ..,, t.w.• •"''•'I , t• ,...i.•• I ••d • • r,,1,, ,,!1rt.e,:, l ,n II M h , • ,.,,,•, - ,,.1,1,;.. '"'1 i,,• " , - •.••',,.,,; . u• ;.,..,.,,., ,H - ' ,,.1 d•••!t<'! ,i, • Nl• d Ql.>!$!l!.:l!!!.Q l:.!!!..il!s. I p,i £1.£cll!:t l 1 •n••r1,;. - ,Jk_: From: Ramm, David <david.ramm@bakerbotts.com> Sent: May 18, 2022 2:46 AM To:Scott MacKenzie <smackenz1e@boughtonlaw.com> Cc: Alidil Shaw <ajshaw@boughtonlaw.com> Subject: Re: Kalen Capital Corporation v. Light Quantum Energy Holdlngs {BLC - ACTlVE.FID1881272J Scott I havespoken to my client and it has been confirmed that I - am not a director LQE. It would seem that unHke the UK there Is no publ!cly avallable registrythat confirms I am not a director, but that also means that your client had no evidence that I was director and should not have stated that I was. I have also spoke n t o my client about the website that you forwarded and, apparently, this wa s created by Individuals within Solarwlndow an d my client does not have acces s t o remove the reference to me being a director . Please can you speak with your client to ensure that all references to me on th e websit e you forwarded or theSolarwlndow websit e are removed and/or access to the LQE website is transferred to my cllent . Regards David Ramm Sent from my I Phone On 18 May 2022, at OD:S3,Scott MacKenzie <smackenzie@bough;nn!aw.cont> wrote: [EXTERNAL EMAIL] David, ! don't know the answer to your questions about the website. Can you pleasesend me corporate records confirming that you are not and have never been a director ofLQE? With that information, I expect I would then inform the court that you are not a director of LQE and seek to amend the Order and the Notice of Clvll Claim. Regards, Scott M. MacKenzie• Shareholder P 604 647 4116 Profile) Boughton Law corporation 700 595 Burrard Street !Vancouver, BC V7X 1S8 JP 604 687 67891 F 604 6835317 ,l2!Q9 i Member of Meri!as •Law Corporation 111,s.. - n,•4 ••1,,,,y. •···•.. ,p;,,,, - .. •1 r,•.. ?tcin1•11, ,,,,,,i,, j,,_, lh').US; t,l!I'> "'M, - ::• !1 .,,,,,.,,.,., '"" ...,t,1 - hl " 11,,, .,r,.,r;,,,.,.,, l: , ' , ,.t,•,.' ,, - - .,,... ., • 1"• ·,• l'h ••• !< ,,,., " 1•1•ml'd';,, !•1 1;1h!ni1, \ " - N> •l Cr,,• !'1••1 11:11!' \ "l ""' 1 P,l, - ;, ,• P. J,,1 1 /llW!s.t<t - .• From: Ramm, David <davtd.ramm@bakerhotts.com> Sent: May 17, 20223:24 PM To:Scott MacKenzie <smackenziP@bo1.1ghtonlaw.com> Cc: Alicia Shaw <ajshaw@boughlonlaw.com> Subject: Re: Kalen Capital Corporation v. Light Quantum Energy Holdings !BLC - ACTIVE.FID1881272] This is Exhi it" 1) . "as referred to In the affidavit of .• /?r LJC J f!J. . $.H YJY:/.. . . . sworn b ore me at •• "Y. f.; - /QQl2Yr .. !his • If.. flay of •• .f.: . Y 1 .:... .,20 • ;} ,r. - - iflzff:f,,/:. !:?.#. it:d· I 7 / v A Commissioner for tnliing Affidavits for British Cofam6ia 9

10

Scott

I am not and I have never been a director of LQE.

Who built and controls that website?

Regards

David

Sent from my iPhone

On 17 May 2022, at 22:26, Scott MacKenzie <smackenzie@boughtonlaw.com> wrote:

[EXTERNAL EMAIL]

David,

LQE's website lists you as a director: http://lqeholdings.com/

Managing Director



Mr. John S. Rhee serves as Managing Director of LQE. Mr. Rhee serves on the Investment Committee of the Barbara Bush Foundation. Previously, Mr. Rhee was Executive Director at Softbank. Along with his extensive experience in the financial markets, he is also a global leader in sustainability and has a long history of philanthropy.

Director



Dr. David Ramm is a
Botts, a leading glob
where his practice is
private equity, ventur
M&A transactions in
sector. Dr. Ramm hel
capital, grow their ou
through commercial
including joint ventur
licensing, and progre
by sale or IPO. As a P
and engineer, Dr. Ran
valuable perspective
of law in the technolo
helping his clients pu
business frontiers.

2

Scott M. MacKenzie* Shareholder P 604 647 4116 Profile I vCard Boughton Law Corporation 700 - 595 Burrard Street I Vancouver, BC V7X 1S8 t P 604 687 67891 F6046B3 5317 IDQ9 l Member of Meritas "Law Corpora \ lon l fll,, f'"• - ' m,1'"ll' ,!N',>OIJ' ,,,,•h,a lol,i,,,,,,. i, - "(1' 1•l"l \ - l'• 1 ,.•r.,:. !>I II, "l•lt "' - ,•• "'!'! "f ,,, , - ,,ii,1,.1a, - ,i!lil<d M, ,.,,.l..t,,u•• l hJo.im)f;.,,. 1J ••" !, , p•·• ,,,,,U!,ja ,• •! , - ,u •.J•I ,,.,,. nnlrl1n,1,, ., ,!i. /ll)' •1,1,..11., U,,• •n••P p,,1_,,,.,, 1?: - n , •eJ< JI ••· · \ P,,r.,,,111, 1 •;. ,i • From: Ramm, David <david.ramm@bakerbotts.com> Sent: May 16, 202210:48 PM To: Scott MacKenzie <smackemie@boughtonlaw.com> Subject: RE: Kalen Capital Corporation v. tight Quantum Energy Holdings [BLC - ACTIVE,FID1881272J Scott Can you please explain why I am personally listed on the court order7 I am corporate counsel that acted on the transaction and represent the buyer; I am not a party to the transaction. I am notsure what the Jawsociety rules are in British Columbia but this would not be permitted in the UK. Regards David Ramm From:Scott MacKenzie <smackeniie@bour.hlonlaw.com> Sent:17 May 2022 03:36 To: Joseph Slerchlo <Joseph@sierchlolaw,com>: ykopstick@wwstr - com: johnr hee011@gmail.com : Ramm, Davld <davi d ramn1@bakerhotts.com> Cc: Alida Shaw <aishaw@boughton1aw.com> Subject: Kalen Capital Corporatlon v. Light Quantum Energy Holdings [BLC - ACTJVE.FID1881272] [EXTERNAL EMAIL] Please find attached the following: 1) Notice of Civil Claim; 2) Notice of App!lcation; 3) Affidavit of Harmels. Rayat; and 4) Order of Justice Kirchner, Kindly acknowledge receipt of the Notice To the Defendant attached as Schedule "B" to the Order of Justice Kirchner by signing and returning Schedule "B" to my attention. Regards, Scott M. MacKenzie• Shareholder P B04 647 4116 Profile I vCard Boughton Law Corporation 700w 595 Burrard Street !Vancouver, BC V7X 1S8 l P 604 687 67891F604683 5317 illQ.91 Member of Merjlas •Law Corporation Tl - ,b """ nil all>• ,..,,.,,,,a,M•;;,,l fd•• • ,., b1,i t,,, " !l' l•r ,1,, "''',,!II. "' .•• •,.,.,r ,,i .,. ,, >I.tin '" • • l" •,,1111 <.r ,!"! , ,1lrh,. \ '<'11,•• !' ,.,.,,,,,_,. ,,•e kM 11,,,.,,,, 1., • •"'•l•I•.,._,,.M1 u i ...rw,!• "'.i"...,,,1,,,,,1,...., n.,, M \ .• 01" ,,11,.111, ·m .. r:..,., j;,;,.,.,.r - r. - : 111... uh.uJl,e Confidentiality Notice: The informabo11 conta(11ed in this ernall ;met any ,;1ttachme11t. ,s intcnde - d only ror tt>e r!!clpientfsl listed ;;bo1•e ;;nd may !Je prh41eged ;;md conf!clenllal. , \ ny (llssemination, ct1pyl11g, or use of or re1innce up,;,1 uch ir,formiltion by or to anyonl' other tr,11n lhe retlp•l!nl(:,l fi t£.·d nhove Is prohlhlled. 1r you have rece!'led this me¾age ln error, p1ea$e n!'>l1(y U1 - s!!mforln1m11cl1Mely al \ he 1m1w1 tir!(,/r $ al.>o"!! ?.nt! <le tr<>y M)' al \ O all wptes or ttiis mess?ge, 6aker Botts {!JK) UP i a 1in1lted ll.1bl!,t1• pil[lnership N!Jl tercd lo I;11glanrl ;,nd W;ilcs (11:glstered rmmb{'r r.c:;;;330'.!) with It . re91 terc1I oll!ce ill Level 30, 20 fend1urch Street, Londoll (C3M 3BY 1111d ls ulhori cd ;ind regulat(!d by 1.he Sn!lc1tor.; Reoul, - . \ icn Authority. Tl•e term p11rtnerl us11cl lo rnrer 10 a membtarof B er Br.tts (UI{) Llf'. f>. list of members J'i athUasrll 11us.rnm/lhnu<1ht · lp;.1J,,r5hip/p11blic;,lj9or./1022/unso,.rl[,pd•monfhfn••hl10tlnn • 11 '

5/18/22, 3:18 PM Home 12

General Registry
CAYMAN ISLANDS

W

Director Details

Entity Name: **LIGHT QUANTUM ENERGY HOLDINGS**

Director Name

John Sung Hee Rhee

Seongae Ko

Toby Man Hon Chan

Back to Entity Search

This is Exhibit " E " as referred to in the
affidavit of ALICIA SHAW
sworn before me at VANCOUVER
this 27 day of MAY, 2022
[signature]
A Commissioner for taking
Affidavits for British Columbia

Terms & Conditions
General Registry | Ground Floor, Government Admin Building, Grand Cayman, Cayman Islands

https://online.ciregistry.gov.ky/cos/faces/home 1/1

SUPREME COURT
OF
BRITISH COLUMBIA
SEAL
03-Jun-22

Vancouver
REGISTRY

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVID RAMM

DEFENDANTS

ORDER MADE AFTER APPLICATION

BEFORE	)	THE HONOURABLE JUSTICE KIRCHNER	)	May 31, 2022

ON THE APPLICATION of the Plaintiffs, Kalen Capital Corporation and Kalen Capital Holdings, LLC, without notice, coming on for hearing at 800 Smithe Street, Vancouver, BC, on May 31, 2022 and on hearing Scott M. MacKenzie, lawyer for the Plaintiffs;

THIS COURT ORDERS that:

1. That the Defendant, David Ramm, cease to be a party in these proceedings and the style of proceeding be amended accordingly;

2. That the Plaintiffs' Notice of Civil Claim filed May 16, 2022 be amended in the form attached as Schedule "A" to this Order;

3. That the style of proceeding of the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be corrected by removing the defendant, David Ramm, as a party;

AC/8714559.1

Order Made After Application 4. That paragraph 1 of the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be corrected by removing "David Ramm" such that the Order reads: 1. Light Quantum Energy Holdings ("LQE"), John Rhee, Seongae Ko, Worldwide Stock Transfer, LLC ("WST'? and SolarWindow Technologies, Inc. ("SolarWindow'? by themselves or through their agents are restrained and enjoined from the following, until farther court order or written agreement between the parties: (a) registering for sale, disposing of, encumbering, assigning, or in any similar manner dealing with the following securities of SolarWindow owned by Kalen and currently registered in the name of LQE: (i) 32,984,331 shares of common stock; (ii) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and (iii) 1,781,750 cashless wan·ants to pw·chase up to 1,781,750 shares of common stock (collecttvely, the "Sale Shares'?; and (b) dealing with the Sale Shm·es in such a manner as to reduce the value of the Sale Shares; 2 5. That paragraph 2 of the Order Made After Application of Justice Kirchner pronounced and entered on May 16, 2022 be corrected by removing "David Ramm" such that the Order reads: 2. LQE, John Rhee and Seongae Ko by themselves or through their agents are restrained and enjoined Ji - om the following, until further court order or written agreement between the parties ; (c) exei'cising any shareholder rights associated with the Sale Shares, including but not limited to: (i) selling their interest in any of the Sale Shares; (ii) exercising voting rights associated with the Sale Shares Securities; (iii) appointing or removing directors of SolarWindow; AC/8714559.l

" Order Made After Application 3 (iv) exercising the warrants to p"rchase 16,780,167 and 1,781,750 shares of common stock; and (v) appointing signatories for bank accounts of SolarWindow; THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT: • MacKenzie By the Court Digitally signed by Carion, Ondina R<:gistrar

Schedule "A" No. S223959 Vancouver Registry IN THE SUPREME COURT OF BRITISH COLUMBIA BETWEEN: KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC PLAJNTIFFS ANb: LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECI - INOLOGIES, INC., JOHN RI - IEE, SEONGAE KO - - ane DAVID RAJVIM DEFENDANTS A.l \ 1ENDED NOTICE OF CIVIL CLAIM: This action bas been started by the plaintiff for the relief set out in Part2 below. If you intend to respond to this action, you or your lawyer must (a) file a response to civil claim in Form 2 in the above - named registry of this court within the time for response to civil claim described below, and (b) serve a copy ofthc filed response to civil claim on the plaintiff. If you intend to make a counterclaim, you or your lawyer must (a) file a response to civil claim in Fonn 2 and a counterclaim in Fonn 3 in the above - named registry of this court within the time for response to civil claim described below, and (b) serve a copy of the filed response to civil claim and counterclaim on the plaintiff and on any new parties named in the counterclaim. JUDGMENT MAY BE PRONOUNCED AGAINST YOU IF YOU FAIL to file the response to civil claim within the time for response to civil claim described below. Time for response to civil claim A response to civil claim must be filed and served on the plaintiffs, (a) if you reside anywhere in Canada, " thin 21 days after the date on which a copy of the filed notice of civil claim was served on you, (b) if you reside in the United States of America, within 35 days after the dale on which a copy of the filed notice of civil claim was served on you, AC/869897S.l

\ , 2 (c) if you reside elsewhere, within 49 days after the date on which a copy of the filed notice of civil claim was served on you, or (d) if the time for response to civil claim has been set by order of the cowt, w:ithin that time. CLAIM OF THE PLAINTIFF PART1 STATEMENT - OF :FACTS TIie Parties 1. The plaintiff, Kalen Capital Corporation ("KCC"), is a company incorporated and registered in Alberta with a registered office located at # 1600 , 421 7 th Aveneue SW, Calgary, Alberta . KCC has a business address of 688 West Hastings Street, Suite 700 , Vancouver, BC, V 6 B IPL 2. The plaintiff, Kalen Capital Holdings, LLC ("KCH") is a subsidiary ofKCC registered in Delaware with a registered office located at 3411 Si!verside Road Tatnall Building Ste 104 , Wilmington, Delaware J 9810 . KCC and KCH are collectively referred to as "Kalen" . 3. The defendant, Light Quantum Energy Holdings ("LQE"), is a company incorporated and registered in the Cayman Islands with company number MC - 330103 with a registered office located at c/o Maples Corporate Sendees Limited, PO Box 309 , Ugland House, Grand Cayman, KYI - 1104 , Cayman Islands . 4. The defendant, Worldwide Stock Transfer, LLC ("WST"), is a company incorporated and registered in New Jersey . WST has a service of process and business address of One University Plaza, Suite 505 , Hac!fensack, NJ 07601 . 5. The defendant, Solar \ Vindow Technologies, Inc . ("SolarWindow"), is a Nevada corporation with a registered office located at 9375 E . Shea Blvd . , Suite 107 - B, Scottsdale, AZ 85260 . 6. 11 Je defendant, John Rhee, is the managing director and President ofLQE, and a director of SolarWindow and SolarWindow Asia Co . , Ltd . Mr . Rhee resides in South Korea at Raemian Gwanggyo, 6305 - 2901 , 60 Central Park - ro, Yeongtong - gu, Suwon - si, Gyeonggi do . 7. TI1e defendant, SeongaeKo, is the sole ownerofLQE and the spouse of John Rhee. 8 - , Tlle defendant, David Ramm, is a direelor ofLQE ood general eomasel for LQB at Balcer Botts LomloH LLl',Le·:el 30, 20Fenell11rell Street, LoHdOH, UHitea Kingdom EC3M 3BY . Share Purchase Agreement 9 - .& Prior to December 8, 2021, Kalen was the registered owner of the following shares of common stock and warrants to purchase shares of common stock in SolarWindow: (a) 32,984,331 shares of common stock; ACi8698978.J

3 (b) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and (c) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of c01f1mon stock (collectively the "Sale Shares") !O,LOnDecember 8, 2021, Kalen an<lLQE entered into the.follo \ ving agreements: (a) an agreement for the purchase of the Sale Shares by LQE from Kalen (the "Share Purchase Agreement"); and (b) a warrant assignment and assumption agreement to transfer and assign the warrants to purchase shares in SolarWindow to LQE (the "Warrant Transfer Agreement"); and (c) a corrective amendment to the Share Purchase Agreement (the "Corrective Amendment"). H. - 10. The Share Purchase Agreement contains the following relevant terms: (a) ss. 3.1 - 3.2: LQE would purchase the Sale Shares for $47.50 million CDN (the "Purchase Price") within 120 days after the date of the Share Purchase Agreement (tl1e "Initial Payment Deadline"); (b) s. 3.3: LQE, on written notice to Kalen, could defer payment for an additional 240 days from the Initial Payment Deadline (the "Final Payment Deadline"), provided LQE paid a penalty of$16.5 million CDN (the "Penalty"); (c) s. 4.l - 4.2(a): the Sale Shares would be transferred to LQE on the Completion Date, defined ins. I.I as the date of the Share Purchase Agreement; (d) s. 5.1: a "Non - Pavment Event" would occur ifLQE did not: (i) pay tl1e Purchase Price by theJnitial Payment Deadline, wifuout providing written notice of deferred payment, or (ii) pay fue Purchase Price and Penalty by the Final Payment Deadline. (e) s. 5.2: LQE must transfer the Sale Shares back to Kalen (or its nominee) within 5 business days after a Non - Payment Event; (f) s. 12.1: no variation of the Share Purchase Agreement is effective unless it is in writing and signed by the parties; and (g) s. 13.1: notice given to a party under or in connection with the Share Purchase Agreement shall be in writing. AC/8698978 l

4

~~12.~~11. On December 8, 2021, concurrently with signing the Share Purchase Agreement, Kalen signed transfer instructions forms with WST authorizing the transfer and registration of the Sale Shares to LQE.

~~13.~~12. On or about December 8, 2021, WST registered the transfer of the Sale Shares from Kalen to LQE.

Breach of Contract

~~14.~~13. The Initial Payment Deadline was April 7, 2022.

~~15.~~14. At no time prior to April 7, 2022 did LQE provide Kalen with written notice of a payment deferral pursuant to ss. 3.3 and 13.1 of the Share Purchase Agreement.

~~16.~~15. In breach of the Share Purchase Agreement, LQE did not pay the Purchase Price to Kalen by the Initial Payment Deadline (resulting in a Non-Payment Event), and to date has not paid the Purchase Price to Kalen.

~~17.~~16. In breach of the Share Purchase Agreement, LQE failed to transfer the Sale Shares to Kalen (or its nominee) within 5 days of the Non-Payment Event.

~~18.~~17. LQE continues to refuse to transfer the Sale Shares to Kalen (or its nominee), despite demand.

Risk of Disposal or Dissipation of Shares

~~19.~~18. On May 6, 2022, SolarWindow held a board meeting. Mr. Rhee did not attend. The board decided to terminate the Executive Services Consulting Agreement between Solar Window and Mr. Rhee, resulting in the automatic termination of Mr. Rhee as President, Chief Executive Officer and Chairman of SolarWindow and all officer positions in SolarWindows' subsidiaries.

~~20.~~19. On May 13, 2022, SolarWindow filed an 8K form (the "8K") with the Securities and Exchange Commission stating that Mr. Rhee, on behalf of LQE, had taken action, by written consent of shareholders of SolarWindow in lieu of a shareholders' meeting, to expand the size of the board of SolarWindow from 3 to 5 directors, appoint 2 additional directors to the board and call a board meeting on Tuesday May 17, 2022.

~~21.~~20. The agenda for the board meeting called for on May 17, 2022 includes registering bank signatories, registering the Sale Shares and reinstating Mr. Rhee as CEO of SolarWindow. The board of SolarWindow does not believe the board meeting was properly called because Mr. Rhee was not the "Chairman" at the time the meeting was called.

PART 2 RELIEF SOUGHT

1. An order that LQE and WST transfer the Sale Shares to Kalen (or its nominee).

2. An order requiring SolarWindow to correct its Central Securities Register so that the Sale Shares are registered in the name of Kalen (or its nominee) pursuant to s. 230 of the *Business Corporations Act*; and

AC/8698978.1

5

3. Damages against LQE for breach of the Share Purchase Agreement.

4. In the alternative and in addition:

   (a) a declaration that LQE holds its interest in the Sale Shares by way of constructive trust on favour of Kalen; and

   (b) damages for unjust enrichment and breach of trust.

5. An interlocutory injunction that:

   (a) LQE, ~~David Ramm,~~ John Rhee and Seongae Ko, WST, SolarWindow, by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

      (i) registering for sale, disposing of, encumbering, assigning, or in any similar manner dealing with the Sale Shares; and

      (ii) dealing with the shares of SolarWindow in such a manner as to reduce the value of LQE's shares in SolarWindow;

   (b) LQE, John Rhee, ~~David Ramm~~ and Seongae Ko by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the parties:

      (i) exercising any shareholder rights associated with the Sale Shares, including but not limited to:

         A. selling their interest in any of the Sale Shares;

         B. exercising voting rights associated with the Sale Shares Securities;

         C. appointing or removing directors of SolarWindow;

         D. exercising the warrants to purchase 16,780,167 and 1,781,750 shares of common stock; and

         E. appointing signatories for bank accounts of SolarWindow;

   (c) LQE, or anyone in possession of the share certificates for the Sale Shares, will unconditionally deliver possession of the same to counsel for the plaintiffs forthwith.

6. Interest pursuant to the *Court Order Interest Act*.

7. Costs.

AC/8698978.1

6

PART 3 LEGAL BASIS

1. The Share Purchase Agreement and Corrective Amendment are valid and binding contracts.

2. LQE breached the Share Purchase Agreement and Corrective Amendment by failing to pay the Purchase Price by the Initial Payment Deadline, without providing written notice of a payment deferral as required by the Share Purchase Agreement.

3. LQE further breached the Share Purchase Agreement and Corrective Amendment by failing to transfer the Sale Shares to Kalen (or its nominee) within 5 business days of a Non-Payment Event.

4. As a result, LQE owns the Sale Shares previously owned by Kalen, but has not paid the Purchase Price or otherwise compensated Kalen for the Sale Shares.

5. Kalen (or its nominee) is entitled to receive the Sale Shares pursuant to the Share Purchase Agreement and Corrective Amendment.

Unjust Enrichment

6. Further and alternatively, LQE has been unjustly enriched. LQE received the benefit of owning the Sale Shares provided by Kalen, Kalen has suffered a corresponding deprivation and there is no juristic reason for the enrichment.

7. The Sale Shares received by LQE on account of the Share Purchase Agreement constituted a trust at law and in equity as it met the requirements of certainty of intention, subject matter, and object.

8. In breach of trust, LQE appropriated all or part of the trust for their own uses or uses not authorized by that trust, which has caused damage, loss or expense to Kalen.

9. Kalen is entitled to a remedial constructive trust on account of the Sale Shares.

Plaintiff's address for service:

Scott MacKenzie
Boughton Law
700-595 Burrard Street
Vancouver, BC V7X 1S8

Fax number address for service (if any): 604-683-5317

Place of trial: Vancouver

The address of the registry is: 800 Smithe Street

Dated: ~~May 16, 2022~~ ________, 2022

____
Signature of Lawyer for the Plaintiff
Scott Mackenzie

AC/8698978.1

7

Rule 7-1(1) of the Supreme Court Civil Rules states:

(1) Unless all parties of record consent or the court otherwise orders, each party of record to an action must, within 35 days after the end of the pleading period,

(a) prepare a list of documents in Form 22 that lists

(i) all documents that are or have been in the party's possession or control and that could, if available, be used by any party at trial to prove or disprove a material fact, and

(ii) all other documents to which the party intends to refer at trial, and

(b) serve the list on all parties of record.

APPENDIX

PART 1 CONCISE SUMMARY OF NATURE OF CLAIM:

Damages arising from a breach of contract, or, in the alternative, an unjust enrichment.

PART 2 THIS CLAIM ARISES FROM THE FOLLOWING:

x the provision of goods or services or other general commercial matters

PART 3 THIS CLAIM INVOLVES:

☒ none of the above

PART 4

The Plaintiff will rely on the following enactments:

1. *Court Order Interest Act,* RSBC 1996, c 79.
2. *Business Corporations Act,* SBC 2002, c 57.

AC/8698978.1

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE, SEONGAE KO and DAVID RAMM

DEFENDANTS

ORDER MADE AFTER APPLICATION

Boughton Law Corporation
700 – 3 Bentall Centre
595 Burrard Street
P.O. Box 49290
Vancouver, BC V7X 1S8
Attention: Scott M. MacKenzie

Tel: (604) 687-6789

SMM File #95463.1

Amended pursuant to Rule 6 - 2(7)(a) of the Supreme Court Civil Rules and the Order Made after Application of the Honourable Justice Kirchner pronounced May 31, 2022 . Original Notice of Civil Claim filed May 16, 2022 . ::.Ui - 'Kt:.Ml:. COURT OF BRITISH COLUMBIA VANCOUVER REGISTRY JUN o·a 2022 B E • TWEEN: AND: No. S223959 Vancouver Regisl:J.y IN THE SUPREME COURT OF BRITISH COLUMBIA KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC PLAINTIFFS LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOI - IN RI - IEE, SEONGAE KO all£l D.A...VID RA.MM DEFENDANTS AMENDED NOTICE OF CML CLAIM This action has been started by the plaintiff for the relief set out in Part 2 below. If you intend to respond to this action, you or your lawyer must (a) file a response to civil claim in Fo1m2 in tbe above - named regishy of this comt within1l1e timefor response to civil claim described below, and (b) serve a copy of the filed response to civil claim on tbe plaintiff. If you intend to make a counterclaim, you or your lawyer must (a) file a response to civil claiminForm2 and a cmmterclaim in Form3 in the above - named registry of tbis court within the time for i - esponse to civil claim described below, and · (b) serve a copy of the filed response to civil claim and counterclaim on the plaintiff and on any11cw parties named in the counterclaim. WDGMENT MAY BE PRONOUNCED AGAINST YOU IF YOU FAIL to file the response to civil claim witbin the time forresponse to civil claim described below. Time for response to civil claim A rnsponse to civil claim must be filed and served on the plaintiffs, AC/8723213.1

2 (a) if you reside anywhere in Canada, within 21 days after the date onwhich a copy of the filed notice of civil claim was served on you, (b) if.you reside in the United States of America, within 35 days after the date on which a copy of the filed notice of civil claim was served on you, (c) if you reside elsewhere, within 49 days after the date on which a copy of the filed notice of civil claim was served on you, or (d) if the time for response to civil claim has been set by order of the court, within that time. PARTl CLAIM OF THE PLAINTIFF STATEMENT OF FACTS The Parties 1. The plaintiff, Kalen Capital Corporation ("KCC"), is a company inc 01 porated and registered in Alberta with a registered office located at # 1600 , 421 7 ui Aveneue SW, Calgruy, Alberta . KCC has a business address of 688 West Hastings Street, Suite 700 , Vancouver, BC, V 6 B lPl . 2 . Theplaintiff, Kalen Capital Holdings, LLC ("KCH") is a subsidiru y ofKCC registered in Delaware with a registered officelocated at 3411 Silverside Road Tatnall Building Ste 104 , Wilmington, Delaware 19810 . KCC andKCH are collectively referred to as "Kalen" . 3. The defendant, Light Quantum Energy Holdings ("LQE"), is a company incorporated and registered in the Cayman Islands with company number MC - 330103 with a registered office located at c/o Maples Corporate Sendees Limited, PO Box 309 , Ugland House, Grand Cayman, KYI - 1104 , Cayman Islands . 4. The defendant, Worldwide Stock Transfer, LLC ("WST"), is a company incorporated and registered in New Jersey . WST has a service of process and business address of One University Plaza, Suite 505 , Hackensack, NJ 07601 . 5. The defendant, Solai·Window Technologies, Ihc . ("SolarWindow"), is a Nevada co 1 poration with a registered office located at 9375 E . Shea Blvd . , Suite 107 - B, Scottsdale, AZ 85260 . 6. The defendant, John Rhee, is the managing director and President of LQE, and a director of SolarWindow and SolarWindow Asia Co . , Ltd . Mr . Rhee resides in South Korea at Raemian Gwanggyo, 6305 - 2901 , 60 Cenh·aJPark - ro, Yeongtong - gu, Suwon - si, Gyeonggi do . 7. The defendru1t, Seongae Ko, is the sole owner ofLQE and the spouse of John Rhee. & The defendan:, David Raffiffi, is a direclor of LQE and general coBnsel for LQE at Balcer Bolts London LLP, Level 30, 20 Fenchurcli Street, L011don, United Kingdom EC3M :,:g...'?, AC/8723213.l

3

Share Purchase Agreement

~~9.~~8. Prior to December 8, 2021, Kalen was the registered owner of the following shares of common stock and warrants to purchase shares of common stock in SolarWindow:

(a) 32,984,331 shares of common stock;

(b) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of common stock; and

(c) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of common stock

(collectively the "**Sale Shares**")

~~10.~~9. On December 8, 2021, Kalen and LQE entered into the following agreements:

(a) an agreement for the purchase of the Sale Shares by LQE from Kalen (the "**Share Purchase Agreement**"); and

(b) a warrant assignment and assumption agreement to transfer and assign the warrants to purchase shares in SolarWindow to LQE (the "**Warrant Transfer Agreement**"); and

(c) a corrective amendment to the Share Purchase Agreement (the "**Corrective Amendment**").

~~11.~~10. The Share Purchase Agreement contains the following relevant terms:

(a) ss. 3.1-3.2: LQE would purchase the Sale Shares for $47.50 million CDN (the "**Purchase Price**") within 120 days after the date of the Share Purchase Agreement (the "**Initial Payment Deadline**");

(b) s. 3.3: LQE, on written notice to Kalen, could defer payment for an additional 240 days from the Initial Payment Deadline (the "**Final Payment Deadline**"), provided LQE paid a penalty of $16.5 million CDN (the "**Penalty**");

(c) s. 4.1-4.2(a): the Sale Shares would be transferred to LQE on the Completion Date, defined in s. 1.1 as the date of the Share Purchase Agreement;

(d) s. 5.1: a "**Non-Payment Event**" would occur if LQE did not:

    (i) pay the Purchase Price by the Initial Payment Deadline, without providing written notice of deferred payment, or

    (ii) pay the Purchase Price and Penalty by the Final Payment Deadline.

(e) s. 5.2: LQE must transfer the Sale Shares back to Kalen (or its nominee) within 5 business days after a Non-Payment Event;

AC/8723213.1

4 AC/8723213.1 (f) s. 12.1: no variation of the Share Purchase Agreement is effective unless itis in writing and signed by the parties; and (g)· s. 13.1: notice given to a party under or in connection with the Share Purchase Agreement shall be in writing. - ½kll . ,_On December 8 , 2021 , concmTently with signing the Share Purchase Agreement, Kalen signed transferinstrnctions fonns with WST authorizing the transfer and registration of the Sale Shares to LQE . - 8 , 12 . On or about December 8 , 2021 , WST registered the transfer of the Sale Shares from Kalen toLQE . Breach of Contract - l - 4.13. The Initial Payment Deadline was April 7, 2022. .l - - † .14. Atno time prior to April 7, 2022 did LQE provide Kalen with written notice of a payment defen - al pursuant to ss. 3 .3 and 13.1 of the Share Purchase Agreement. - 1415 . In breach of the Share Purchase Agreement, LQE did not pay ihe Purchase Price to Kalen by tl 1 e Initial Payment Deadline (resulting in a Non - Payment Event), and to date has not paid the Purchase Price to Kalen . +7. - 16. In breach of the Share Purchase Agreement, LQE failed to transfer the Sale Shares to Kalen (or its nominee) within 5 days of the Non - Payment Event. - :I - & 17. LQE continues to refuse to transfer the Sale Shares to Kalen (or its nominee), despite demand. Risk of Disposal or Dissipation of Shares - l 9 - JB_, On May 6 , 2022 , SolarWindow held a board meeting . Mr . Rhee did not attend . The board decided to terminate the Executive Services Consulting Agreement between Solar Window and lvfr . Rhee, resulting in the automatic te 1 mination of Mr . Rhee as President, Chief Executive Officer and Chairman of SolarWindow and all officer positions in SolarWindows' subsidiaries . : W . - 19 . On May 13 , 2022 , SolarWindow filed an 8 K fonn (the " 8 K") with tl 1 e Securities and Exchange Commission stating tliat Mr . Rhee, on behalf of LQE, had talcen action, by written consent of shareholders of SolarWindow in lieu of a shareholders' meeting, to expand the size of the board of SolarWindow from 3 to 5 directors, appoint 2 additional directors to the board and call a board meeting on Tuesday May 17 , 2022 . ' 2 . h 20 . The agenda for the board meeting called for on May 17 , 2022 includes registering bank signatories, registering the Sale Shares and reinstating Mr . Rhee as CEO of SolarWindow . The board of SolarWindow does notbelieve the boru·d meeting was properly called because Mr . Rhee was not the "Chairmru 1 " at the time the meeting was called .

5 PART2 RELIEF SOUGHT 1. An order that LQE and WST transfer the Sale Shares to Kalen (or its nominee). 2. An order requiring SolarWindow to conect its Central Securities Register so that the Sale Shares are registered in the name of Kalen (or its nominee) pursuant to s . 230 of the Business Corporations Act ; and 3. Damages againstLQE for breach of the Shai·e Purchase Agreement. 4. In the alternative !)11d in addition: (a) a declaration that LQE holds its interest in the Sale Shares by way of constructive trust on favour of Kalen; and (b) damages for unjust emiclnnent and breach of trust. Aninterlocuto1y injunction that: 5. (a) LQE, David Ramm, John Rhee and Seongae Ko, WST, SolarWindow, by themselves or through their agents are restrained and enjoined from the following, until further court order or written agreement between the pai·ties: (i) registering for sale, disposing of, encumbering, assigning, or in any similai· maimer dealing with the Sale Shai·es; and (ii) dealing with the shai·es of SolarWindow in such a maimer as to reduce the value ofLQE's shares :in Solai·Window; (b) LQE, John Rhee, David Ramm and Seongae Ko by themselves or through their agents ai·e restrained and enjoined from the following, until fmther court order or written agreement between the parties: (i) exercising any shareholder rights associated with the Sale Shares, including but not limited to: A. selling their interest in any of the Sale Shares; B. exercising voting rights associated with the Sale Shai·es Securities; C. appointing or removing directors of SolarWindow; D. exercising 111e wairai1ts to purchase 16,780,167 ai1d l, 781,750 shai·es of common stock; and E. appointing signatories for bank accounts of SolarWindow; AC/8723213.I

6 (c) LQE, or anyone in possession of the share certificates for the Sale Shares, will unconditionally deliver possession of the same to counsel for the plaintiffs forthwith. 6. Interest pursuant to the Court Order Interest Act. 7. Costs. PART3 LEGAL BASIS 1. The Sham Pmchase Agreement and Conective Amendment are valid and binding contracts. 2. ' ' ' I i I LQE breached the Share Pmchase Agreement and Conective Amendment by failing to pay the Purchase Price by the Initial Payment Deadline, without providing written notice of a payment defenal as required by the Share Purchase Agreement . II 1 I 3. LQE further breached the Share Purchase Agreement and Conective Amendment by failing to transfer the Sale Shares to Kalen (or its nominee) within 5 business days of a Non - Payment Event . 4. As a result, LQE owns the Sale Shares previously owned by Kalen, but has not paid the Purchase Price or otherwise compensated Kalen for the Sale Shares. 5. Kalen (or its nominee) is entitled to receive the Sale Shares pursuant to the Share Purchase Agreement aud Co1Tective Amendment. Unjust Enrichment 6. Further and alternatively , LQE has been unjustly enriched . LQE received the benefit of owning the Sale Shares provided byKalen ; Kale n has suffered a corresponding deprivation au d there is no juristic mason for the enrichment . ' The Sale Shares received by LQE on account of the Share Purchase Agreement constituted a trust at law aud in equity as it met the requirements of certainty of intention, subject matter, and object . 7. 8. In breach oftrnst, LQE appropriated all or part of the trust for their own uses or uses not authorized by that trust, which has caused dan1age, loss or expense to Kalen. 9. Kalen is entitled to a remedial constrnctive trust on account of the Sale Shares. Plaintiffs' address for service: Scott MacKenzie Boughton Law 700 - 595 Burrard Street Vancouver, BCV7X 1S8 AC/8723213.1

7 Fax number address for service (if any): Place of trial: Vancouver The address of the registry is: 800 Smithe Street 604 - 683 - 5317 Dated: May 16, 2022 June 3, 2022 . Signature of Law'ye, \ : for the Plaintiffs \ '" ''Scott Mackenzie J Rule 7 - 1(1) of the Supreme Court Civil Rules states: (1) Unless all parties of record consent or the coU1t otherwise orders, eac11 paity of record to an action must, within 35 dars after the end of the pleading pe1iod, (a) prepai·e a list of documents in Fo1m22 that lists (i) all documents that are or have been in the paity's possession or control and that could, if available, be used by any paity at trial to prove or disprove a material fact, and all other documents to which the party intends to refer at trial, ai1d (ii) (b) serve the list on all paities of record. APPENDIX PARTl CONCISE SUMMARY OF NATURE OF CLAIM: Damages arising from a breach of conu·act, or, in the alternative, an unjust enrichment. PART 2 TIDS CLAIM ARISES FROM THE FOLLOWING: x the provision of goods or services or other general c01nmercial matters PART3 TIDSCLAIMINVOLVES: IZI none of the above PART4 The Plaintiff will rely on tlie following enactments: l. Court Order Interest Act, RSBC 1996, c 79. 2. Business Corporations Act, SBC 2002, c 57. AC/8723213.I

No. S223959
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

KALEN CAPITAL CORPORATION and KALEN CAPITAL HOLDINGS, LLC

PLAINTIFFS

AND:

LIGHT QUANTUM ENERGY HOLDINGS, WORLDWIDE STOCK TRANSFER, LLC, SOLARWINDOW TECHNOLOGIES, INC., JOHN RHEE and SEONGAE KO

DEFENDANTS

ENDORSEMENT ON ORIGINATING PLEADING OR PETITION FOR SERVICE OUTSIDE BRITISH COLUMBIA

The Plaintiffs, Kalen Capital Corporation and Kalen Capital Holdings, LLC claim the right to serve this pleading on the Defendants, Light Quantum Energy Holdings, Worldwide Stock Transfer, LLC, SolarWindow Technologies, Inc., John Rhee and Seongae Ko, outside British Columbia on the ground that, pursuant to section 10(e)(ii) of the Court Jurisdiction and Proceedings Transfer Act, SBC 2003, c 28, the proceeding concerns contractual obligations, and by its express terms, the contract is governed by the law of British Columbia.

AC/8726878.1

JUN O 8 2022